                          PROSPECTUS DATED MAY 1, 2007
                                      FOR
                NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY
          (FORMERLY LIFESTAGES(R) LONGEVITY BENEFIT VARIABLE ANNUITY)
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 651, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

    This Prospectus describes the individual single premium New York Life Longevity Benefit Variable Annuity policy issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed this policy to assist individuals with their long-term retirement planning or other long-term needs. You can use this policy with retirement plans that do or do not qualify for special federal income tax treatment. The policy offers access to your money through partial withdrawals (some withdrawals may be subject to limitations, surrender charges and/or tax penalties), a choice of when Income Payments will commence, a guaranteed death benefit if the owner or Annuitant dies before Income Payments have commenced, and a guaranteed Longevity Benefit if the policy is in force and the Annuitant is living on the Longevity Commencement Date, and the premium payment has been made. Please be aware that as of the date of this Prospectus, the New York Life Longevity Benefit Variable Annuity is available only for Non-Qualified Policies. Please consult with your Registered Representative to determine when Qualified Policies will become available.

    The New York Life Longevity Benefit Variable Annuity policy differs from many other variable annuity policies in that in addition to the Longevity Benefit discussed above, NYLIAC will apply a Credit to your premium payment (see "CREDIT") and the Mortality and Expense Risk and Administrative Costs Charge is calculated as a percentage of your Adjusted Premium Payment made under the policy (excluding any premium allocated to the Fixed Account that is not transferred to the Investment Divisions), rather than as a percentage of Separate Account assets. This means that the dollar amount of your Mortality and Expense Risk and Administrative Costs Charge will remain relatively stable regardless of market performance. Fees and charges for a policy with a Credit and a Longevity Benefit may be higher than those for other policies and, over time, the amount of the Credit and the Longevity Benefit may be more than offset by those higher charges.

    Your premium payment accumulates on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment to one or more of the following investment choices: a guaranteed interest option, the Dollar Cost Averaging Advantage Account, and the variable Investment Divisions listed below.

-    MainStay VP Balanced--Service Class
-    MainStay VP Bond--Service Class
-    MainStay VP Capital Appreciation--Service Class
-    MainStay VP Cash Management
-    MainStay VP Common Stock--Service Class
-    MainStay VP Conservative Allocation--Service Class
-    MainStay VP Convertible--Service Class
-    MainStay VP Developing Growth--Service Class
-    MainStay VP Floating Rate--Service Class
-    MainStay VP Government--Service Class
-    MainStay VP Growth Allocation--Service Class
-    MainStay VP High Yield Corporate Bond--Service Class
-    MainStay VP ICAP Select Equity--Service Class
     (formerly MainStay VP Basic Value)
-    MainStay VP Income & Growth--Service Class*
-    MainStay VP International Equity--Service Class
-    MainStay VP Large Cap Growth--Service Class
-    MainStay VP Mid Cap Core--Service Class
-    MainStay VP Mid Cap Growth--Service Class
-    MainStay VP Mid Cap Value--Service Class
-    MainStay VP Moderate Allocation--Service Class
-    MainStay VP Moderate Growth Allocation--Service Class
-    MainStay VP S&P 500 Index--Service Class
-    MainStay VP Small Cap Growth--Service Class
-    MainStay VP Total Return--Service Class
-    MainStay VP Value--Service Class
-    Alger American Small Capitalization--Class S Shares
-    CVS Calvert Social Balanced Portfolio
-    Columbia Small Cap Value Fund, Variable Series--Class B
-    Dreyfus IP Technology Growth--Service Shares
-    Fidelity(R) VIP Contrafund(R)--Service Class 2
-    Fidelity(R) VIP Equity-Income--Service Class 2
-    Fidelity(R) VIP Mid Cap--Service Class 2
-    Janus Aspen Series Balanced--Service Shares
-    Janus Aspen Series Worldwide Growth--Service Shares
-    MFS(R) Investors Trust Series--Service Class
-    MFS(R) Research Series--Service Class
-    MFS(R) Utilities Series--Service Class
-    Neuberger Berman AMT Mid-Cap Growth Portfolio--Class S
-    Royce Micro-Cap Portfolio--Investment Class
-    Royce Small-Cap Portfolio--Investment Class
-    T. Rowe Price Equity Income Portfolio-II
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity--Class II
-    Victory VIF Diversified Stock--Class A Shares

* The Board of Directors for the MainStay VP Series Fund, Inc. approved the merger of the MainStay VP Income & Growth portfolio with and into the MainStay VP ICAP Select Equity portfolio on March 6, 2007. Pending shareholder approval, the merger is expected to be effective as of August 17, 2007.

    WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF THESE VARIABLE INVESTMENT DIVISIONS. DEPENDING ON MARKET CONDITIONS, YOU CAN MAKE OR LOSE MONEY IN ANY OF THE INVESTMENT DIVISIONS.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Columbia Funds Variable Insurance Trust, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, The Universal Institutional Funds, Inc., and the Victory Variable Insurance Funds (the "Funds," and each individually, a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact Us at (800) 598-2019 or your Registered Representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2007. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call Us at (800) 598-2019 or write to Us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICY INVOLVES RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    4
TABLE OF FEES AND EXPENSES...............    6
EXAMPLES.................................   11
QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE
  LONGEVITY BENEFIT VARIABLE ANNUITY.....   16
  How Do I Contact NYLIAC?...............   20
FINANCIAL STATEMENTS.....................   21
CONDENSED FINANCIAL INFORMATION..........   21
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   24
  New York Life Insurance and Annuity
    Corporation..........................   24
  The Separate Account...................   24
  The Portfolios.........................   24
  Additions, Deletions, or Substitutions
    of Investments.......................   27
  Reinvestment...........................   27
THE POLICY...............................   27
  Selecting the Variable Annuity That's
    Right for You........................   28
  Qualified and Non-Qualified Policies...   30
  Policy Application and Premium
    Payment..............................   30
  Payment Returned for Insufficient
    Funds................................   31
  Credit.................................   31
  Your Right to Cancel ("Free Look").....   32
  Longevity Benefit......................   32
  Issue Ages.............................   32
  Transfers..............................   32
  Limits on Transfers....................   33
  Virtual Service Center ("VSC") and
    Interactive Voice Response System
    ("IVR")..............................   35
  Dollar Cost Averaging Programs.........   36
    (a) Traditional Dollar  Cost
        Averaging........................   37
    (b) The DCA Advantage Account........   37
  Automatic Asset Reallocation...........   38
  Interest Sweep.........................   38
  Accumulation Period....................   39
    (a) Crediting of Premium Payment.....   39
    (b) Valuation of Accumulation
        Units............................   39
  Riders.................................   39
    (a) Living Needs Benefit Rider.......   39
    (b) Unemployment Benefit Rider.......   40
    (c) Annual Death Benefit Reset Rider
        (ADBR) (optional)................   40
    (d) Enhanced Beneficiary Benefit
        Rider (optional).................   41
    (e) Enhanced Spousal Continuance
        Rider (optional).................   43
    (f) Upromise Account Rider
        (optional).......................   43
  Policyowner Inquiries..................   43
  Records and Reports....................   44
CHARGES AND DEDUCTIONS...................   44
  Surrender Charges......................   44
  Amount of Surrender Charge.............   44
  Exceptions to Surrender Charges........   45
  Longevity Benefit Charge...............   45

                                           PAGE
                                           ----
  Mortality and Expense Risk and
    Administrative Costs Charge..........   45
  Calculating the Mortality and Expense
    Risk and Administrative Costs Charge
    and the Longevity Benefit Charge.....   46
OTHER CHARGES............................   47
    (a) Policy Service Charge............   47
    (b) Fund Charges.....................   47
    (c) Annual Death Benefit Reset (ADBR)
        Rider Charge (optional)..........   47
    (d) Enhanced Beneficiary Benefit
        Rider Charge (optional)..........   48
    (e) Transfer Fees....................   48
  Group and Sponsored Arrangements.......   48
  Taxes..................................   48
DISTRIBUTIONS UNDER THE POLICY...........   49
  Surrenders and Withdrawals.............   49
    (a) Surrenders.......................   49
    (b) Partial Withdrawals..............   49
    (c) Periodic Partial Withdrawals.....   50
    (d) Hardship Withdrawals.............   51
  Required Minimum Distribution Option...   51
  Our Right to Cancel....................   51
  Annuity Commencement Date..............   52
  Longevity Commencement Date............   52
  Death Before Annuity Commencement......   52
  Death Before Longevity Commencement....   53
  Income Payments........................   53
    (a) Election of Income Payment
         Options.........................   53
    (b) Proof of Survivorship............   54
  Longevity Income Payments..............   54
  Delay of Payments......................   55
  Designation of Beneficiary.............   55
  Restrictions Under Code Section
    403(b)(11)...........................   55
THE FIXED ACCOUNT........................   56
  (a) Interest Crediting.................   56
  (b) Transfers to the Investment
      Divisions..........................   56
THE DCA ADVANTAGE ACCOUNT................   56
FEDERAL TAX MATTERS......................   57
  Introduction...........................   57
  Taxation of Annuities in General.......   57
  Qualified Policies.....................   58
    (a) 403(b) Plans.....................   58
    (b) Individual Retirement
        Annuities........................   58
    (c) Roth Individual Retirement
         Annuities.......................   59
    (d) Inherited IRAs...................   59
    (e) SIMPLE IRAs......................   59
  Taxation of Death Benefits.............   60
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS...........................   60
VOTING RIGHTS............................   61
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION ("SAI").........   62
APPENDIX 1...............................  A-1

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit We use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value, and the DCA Accumulation Value of a policy.

ADJUSTED PREMIUM PAYMENT--The total dollar amount of the premium payment made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the Policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person named on the Policy Data Page and whose life determines the Income Payments and the Longevity Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid. The Annuitant must also be the policyowner unless otherwise stated in this Prospectus.

ANNUITY COMMENCEMENT DATE--The date on which We are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policyowner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

CREDIT--An amount We will apply to your Accumulation Value at the time of your premium payment. The Credit is calculated as a percentage of the premium payment and will never be less than 2 percent (the Credit Rate). The Credit Rate applicable to the premium payment varies, depending on the amount of the premium payment received under the policy. The Credit Rate schedule as of the date of this Prospectus is described in the section entitled "Credit."

DOLLAR COST AVERAGING ("DCA") ADVANTAGE ACCOUNT--The 6-month period account from which you are permitted to transfer amounts to the Investment Divisions proportionally on a monthly basis.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DCA ACCUMULATION VALUE--The sum of the premium payment and any Credits allocated to the DCA Advantage Account, plus interest credited on such premium payment and any Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and any annual policy service charge that may already have been assessed. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of Our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.

FIXED ACCUMULATION VALUE--The sum of the premium payment and any Credits allocated to the Fixed Account plus interest credited on such premium payment and any Credits, less any transfer or partial withdrawals from the Fixed Account, and less any surrender charges, rider charges and policy service charges deducted from the Fixed Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of Our general creditors.

FUND--An open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

LONGEVITY COMMENCEMENT DATE--The date, as shown on the Policy Data Page, on which the first Longevity Income Payment under the policy is to be made.

LONGEVITY INCOME PAYMENTS--Periodic payments NYLIAC makes to the named Payee on and after the Longevity Commencement Date.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the addresses listed in Question 17 of the section of the Prospectus entitled, "QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY."

PAYEE--A recipient of payments under the policy, generally the policyowner.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which We measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-IV, a segregated asset account We established to receive and invest the premium payment paid under the policy. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 CURRENT AND GUARANTEED MAXIMUM SURRENDER CHARGE as a
 percentage of the amount withdrawn(1)                          8.00%
 CURRENT AND GUARANTEED MAXIMUM TRANSFER FEE for each
 transfer over 12 in a Policy Year (currently no charge for
 the first 12 transfers in a Policy Year).                      $30

 (1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 4; 6% during Payment Year 5; 5% during Payment Year 6; 4% during Payment Year 7; 3% during Payment Years 8, 9 and 10; and 0% thereafter. In some states, the percentages applied to calculate the maximum Surrender Charge are modified as indicated in Appendix I of this Prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 ANNUAL POLICY SERVICE CHARGE (for policies with less than
 $100,000 Accumulation Value)                                   $30
 CURRENT AND GUARANTEED MAXIMUM MORTALITY AND EXPENSE RISK
 AND ADMINISTRATIVE COSTS CHARGE (calculated as an annualized percentage of the Adjusted Premium Payment allocated to the
 Investment Divisions and the DCA Advantage Account and of
 the premium payment transferred from the Fixed Account to
 the Investment Divisions, deducted on a quarterly basis; a
 pro rata portion of the charge may be deducted on the date
 the policy is surrendered and upon payment of death benefit
 proceeds).                                                     1.35%
 CURRENT AND GUARANTEED MAXIMUM LONGEVITY BENEFIT CHARGE
 (calculated as an annualized percentage of the premium
 payment made to the policy, deducted on a quarterly basis;
 the charge will be assessed to funds allocated to the
 Investment Divisions).                                         1.00%

                             OPTIONAL RIDER CHARGES

 GUARANTEED MAXIMUM ANNUAL DEATH BENEFIT RESET RIDER CHARGE
 (calculated as an annualized percentage of the Reset Value
 as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly
 basis; for a detailed explanation of the term "Reset Value,"
 see "THE POLICIES--Riders--Annual Death Benefit Reset
 Rider").                                                       1.00%

   Current Annual Death Benefit Reset Rider Charge              0.30%
 GUARANTEED MAXIMUM ENHANCED BENEFICIARY BENEFIT RIDER CHARGE
 (calculated as an annualized percentage of the policy's
 Accumulation Value, deducted on a quarterly basis).            1.00%

   Current Enhanced Beneficiary Benefit Rider Charge            0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

                    TOTAL ANNUAL FUND OPERATING EXPENSES(#)

------------------------------------------------------------------------------------------------------------------
                                                                                             MINIMUM     MAXIMUM
------------------------------------------------------------------------------------------------------------------
 Expenses that are deducted from the Investment Division assets, including management
  fees, 12b-1 fees, administration fees and other expenses as of 12/31/06                    0.52%       1.98%

 (#) Shown as a percentage of average net assets for the fiscal year ended
     12/31/2006. The Fund or its agents provided the fees and charges that are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL FUND
                                                                                              ANNUAL
                                                                             ESTIMATED       EXPENSES     EXPENSE     NET TOTAL FUND
                                                                             UNDERLYING      (BEFORE       WAIVER         ANNUAL
                                                                           PORTFOLIO FEES    EXPENSE       AND/OR        EXPENSES
                         ADVISORY   ADMINISTRATION    12B-1      OTHER          AND         REIMBURSE-   REIMBURSE-   AFTER EXPENSE
          FUND             FEE           FEE         FEES(**)   EXPENSES      EXPENSES        MENTS)       MENTS      REIMBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP
  Conservative
  Allocation -- Service
  Class                   0.00%         0.00%         0.25%      0.28%(a)      0.61%(b)       1.14%        0.03%          1.11%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Growth
  Allocation -- Service
  Class                   0.00%         0.00%         0.25%      0.24%(a)      0.74%(b)       1.23%        0.00%          1.23%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP ICAP
  Select
  Equity -- Service
  Class*                  0.60%(c)      0.20%         0.25%      0.13%(d)      0.00%          1.18%(e)     0.05%          1.13%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap
  Core -- Service Class   0.85%(f)      0.00%         0.25%      0.08%         0.01%          1.19%(e)     0.00%          1.19%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap
  Value -- Service
  Class                   0.70%(g)      0.00%         0.25%      0.06%         0.02%          1.03%(e)     0.00%          1.03%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Moderate
  Allocation -- Service
  Class                   0.00%         0.00%         0.25%      0.15%(a)      0.64%(b)       1.04%        0.00%          1.04%
  ----------------------------------------------------------------------------------------------------------------------------------
  MainStay VP Moderate
  Growth Allocation --
  Service Class           0.00%         0.00%         0.25%      0.13%(a)      0.70%(b)       1.08%        0.00%          1.08%
  ----------------------------------------------------------------------------------------------------------------------------------
  Neuberger Berman AMT
  Mid-Cap Growth --
  Class S                 0.83%(h)      0.00%         0.25%      0.08%           N/A          1.16%        0.00%          1.16%(i)
  ----------------------------------------------------------------------------------------------------------------------------------

 *   Formerly MainStay VP Basic Value

 (#) Shown as a percentage of average net assets for the fiscal year ended
     December 31, 2006, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

 (**) Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (a) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

 (b) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ended December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

 (c) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. The contractual waiver may be modified or terminated only with the approval of the Board of Directors.

 (d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

 (e) The Total Fund Annual Expense may differ from the amounts shown in the Financial Highlights section of the fund Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

 (f) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.

 (g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee reflects an aggregate fee for advisory and administrative services.

 (h) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".

 (i) Class S: Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs, that exceed, in the aggregate, 1.25% of average daily net asset value of the Mid-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     TOTAL FUND
                                                             ADVISORY     ADMINISTRATION      12B-1        OTHER       ANNUAL
                           FUND                                FEES            FEES          FEES(**)     EXPENSES   EXPENSE(A)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Balanced -- Service Class                       0.75%(b)        0.00%           0.25%        0.10%(c)    1.10%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Bond -- Service Class                           0.25%           0.20%           0.25%        0.07%(c)    0.77%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Capital Appreciation -- Service Class           0.36%           0.20%           0.25%        0.06%(c)    0.87%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Cash Management                                 0.25%(e)        0.20%           0.00%        0.07%       0.52%
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Common Stock -- Service Class                   0.25%           0.20%           0.25%        0.07%(c)    0.77%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Convertible -- Service Class                    0.36%           0.20%           0.25%        0.08%(c)    0.89%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Developing Growth -- Service Class              0.60%(f)        0.20%           0.25%        0.16%(c)    1.21%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Floating Rate -- Service Class                  0.60%(b)        0.00%           0.25%        0.10%       0.95%
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Government -- Service Class                     0.30%           0.20%           0.25%        0.07%(c)    0.82%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP High Yield Corporate Bond -- Service Class      0.30%           0.20%           0.25%        0.06%(c)    0.81%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Income & Growth -- Service Class*               0.50%(g)        0.20%           0.25%        0.12%(c)    1.07%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP International Equity -- Service Class           0.60%           0.20%           0.25%        0.12%(c)    1.17%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Large Cap Growth -- Service Class               0.50%(h)        0.20%           0.25%        0.10%(c)    1.05%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Growth -- Service Class                 0.75%(b)        0.00%           0.25%        0.07%(c)    1.07%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP S&P 500 Index -- Service Class                  0.09%(i)        0.20%           0.25%        0.06%(c)    0.60%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Small Cap Growth -- Service Class               0.90%(b)        0.00%           0.25%        0.08%(c)    1.23%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Total Return -- Service Class                   0.32%           0.20%           0.25%        0.07%(c)    0.84%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  MainStay VP Value -- Service Class                          0.36%           0.20%           0.25%        0.07%(c)    0.88%(d)
  -----------------------------------------------------------------------------------------------------------------------------
  Alger American Small Capitalization -- Class S Shares       0.81%(j)        0.00%           0.25%        0.12%       1.18%
  -----------------------------------------------------------------------------------------------------------------------------
  CVS Calvert Social Balanced Portfolio                       0.70%(k)        0.00%           0.00%        0.21%       0.91%(l)
  -----------------------------------------------------------------------------------------------------------------------------
  Columbia Small Cap Value Fund, Variable Series -- Class
    B                                                         0.80%(k)        0.00%           0.25%        0.11%       1.16%
  -----------------------------------------------------------------------------------------------------------------------------
  Dreyfus IP Technology Growth -- Service Shares              0.75%(x)        0.00%           0.25%        0.12%(y)    1.12%
  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     TOTAL FUND
                                                             ADVISORY     ADMINISTRATION      12B-1        OTHER       ANNUAL
                           FUND                                FEES            FEES          FEES(**)     EXPENSES   EXPENSE(A)
  -----------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Contrafund(R) -- Service Class 2            0.57%(k)        0.00%           0.25%        0.09%       0.91%(m)
  -----------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Equity-Income -- Service Class 2            0.47%(k)        0.00%           0.25%        0.10%       0.82%
  -----------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Mid Cap -- Service Class 2                  0.57%(k)        0.00%           0.25%        0.11%       0.93%(m)
  -----------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Balanced -- Service Shares               0.55%(n)        0.00%           0.25%        0.03%       0.83%(o)
  -----------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Worldwide Growth -- Service
    Shares(p)                                                 0.60%(n)        0.00%           0.25%        0.05%       0.90%(o)
  -----------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series -- Service Class              0.75%(k)        0.00%           0.25%(q)     0.11%       1.11%(r)
  -----------------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Series -- Service Class                     0.75%(k)        0.00%           0.25%(q)     0.14%       1.14%(r)
  -----------------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series -- Service Class                    0.75%(k)        0.00%           0.25%(q)     0.11%       1.11%(r)
  -----------------------------------------------------------------------------------------------------------------------------
  Royce Micro-Cap Portfolio -- Investment Class               1.25%           0.00%           0.00%        0.06%       1.31%
  -----------------------------------------------------------------------------------------------------------------------------
  Royce Small-Cap Portfolio -- Investment Class               1.00%           0.00%           0.00%        0.08%       1.08%
  -----------------------------------------------------------------------------------------------------------------------------
  T. Rowe Price Equity Income Portfolio -- II                 0.85%(s)        0.00%           0.25%        0.00%       1.10%
  -----------------------------------------------------------------------------------------------------------------------------
  Van Eck Worldwide Hard Assets Fund                          1.00%           0.00%           0.00%        0.13%       1.13%
  -----------------------------------------------------------------------------------------------------------------------------
  Van Kampen UIF Emerging Markets Equity -- Class II(t)       1.23%(k)        0.00%           0.35%        0.40%       1.98%(u)
  -----------------------------------------------------------------------------------------------------------------------------
  Victory VIF Diversified Stock -- Class A Shares             0.30%(k)        0.00%           0.25%        0.57%(v)    1.12%(w)
  -----------------------------------------------------------------------------------------------------------------------------

(**) Because the 12b-1 fee charge is an ongoing fee. The fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 * The Board of Directors for the MainStay VP Series Fund, Inc. approved the merger of the MainStay VP Income & Growth portfolio with and into the MainStay VP ICAP Select Equity portfolio on March 6, 2007. Pending Shareholder approval, the merger is expected to be effective as of August 17, 2007.

 (a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2006, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

 (b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee reflects an aggregate fee for advisory and administrative services.

 (c) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

 (d) The "Total Fund Annual Expense" may differ from the amounts shown in the Financial Highlights section of the fund Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

 (e) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

 (f) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

 (g) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.

 (h) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.

 (i) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

 (j) Previously, the portfolio's Advisory Fees included an additional 0.04% in Administrative Fees that are now included in Other Expenses.

 (k) The fees designated as "Advisory Fees" reflect "Management Fees".

 (l) "Total Fund Annual Expenses" reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash deposit with the bank. These credits are used to reduce the Portfolio's expenses. Total fund annual expenses after reductions for fees paid indirectly and fee waivers would be as follows: CVS Calvert Social Balanced 0.90%.

 (m) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Fidelity(R) VIP Contrafund(R) -- Service Class 2 and 0.91% for Fidelity(R) VIP Mid Cap -- Service Class 2. These offsets may be discontinued at any time.

 (n) The "Management Fee" is the investment advisory fee paid by each Portfolio to Janus Capital.

 (o) Total Fund Annual Expenses are stated without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the fund's Statement of Additional Information. All expenses are shown in the fund's Statement of Additional Information without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (p) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information.

 (q) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" in the fund's Prospectus.

 (r) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

 (s) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."

 (t) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

 (u) UIF Emerging Market Equity expense cap decreased from 1.65% to 1.60% for Class I and from 1.70% to 1.65% for Class II on June 1, 2006.

 (v) Includes an administrative service fee of up to 0.25%.

 (w) In addition to any voluntary or contractual fee waivers or expenses, any reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

 (x) The Advisory Fees reflect the amount paid to the Dreyfus Corporation for providing management services.

 (y) Other expenses include expenses of 0.01% for acquired fund fees and expenses.

EXAMPLES
     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), mortality and expense risk and administrative costs charges, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or the Annuity Commencement Date.
     You would pay the following expenses based on a $10,000 allocation in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                                  EXPENSES IF YOU                                 EXPENSES IF YOU
                                                     ANNUITIZE                                       SURRENDER
                                                    YOUR POLICY                                     YOUR POLICY
--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR       1 YR        3 YR        5 YR        10 YR
--------------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP BALANCED--SERVICE
  CLASS
without any Riders...............  $1,091.23   $1,098.82   $1,857.01   $3,846.48   $1,091.23   $1,849.21   $2,435.53   $4,156.37
with EBB Rider...................  $1,119.48   $1,187.81   $2,001.27   $4,113.30   $1,119.48   $1,931.46   $2,571.16   $4,414.02
with ADBR Rider..................  $1,119.07   $1,186.52   $1,999.19   $4,109.50   $1,119.07   $1,930.27   $2,569.21   $4,410.35
with All Riders..................  $1,147.32   $1,275.50   $2,143.46   $4,376.32   $1,147.32   $2,012.51   $2,704.84   $4,667.99
MAINSTAY VP BOND--SERVICE CLASS
without any Riders...............  $1,059.86   $  999.35   $1,694.66   $3,540.67   $1,059.86   $1,757.27   $2,282.89   $3,861.05
with EBB Rider...................  $1,088.20   $1,089.25   $1,841.45   $3,817.42   $1,088.20   $1,840.37   $2,420.90   $4,128.32
with ADBR Rider..................  $1,087.70   $1,087.66   $1,838.86   $3,812.60   $1,087.70   $1,838.90   $2,418.46   $4,123.66
with All Riders..................  $1,116.04   $1,177.56   $1,985.65   $4,089.34   $1,116.04   $1,921.99   $2,556.48   $4,390.91
MAINSTAY VP CAPITAL
  APPRECIATION--SERVICE CLASS
without any Riders...............  $1,069.36   $1,029.57   $1,744.10   $3,634.42   $1,069.36   $1,785.20   $2,329.37   $3,951.60
with EBB Rider...................  $1,097.68   $1,119.19   $1,890.11   $3,908.11   $1,097.68   $1,868.04   $2,466.65   $4,215.89
with ADBR Rider..................  $1,097.20   $1,117.69   $1,887.69   $3,903.62   $1,097.20   $1,866.65   $2,464.38   $4,211.55
with All Riders..................  $1,125.52   $1,207.31   $2,033.71   $4,177.33   $1,125.52   $1,949.49   $2,601.66   $4,475.87
MAINSTAY VP CASH MANAGEMENT
without any Riders...............  $1,036.10   $  923.55   $1,570.16   $3,302.18   $1,036.10   $1,687.21   $2,165.83   $3,630.72
with EBB Rider...................  $1,064.52   $1,014.15   $1,718.88   $3,586.67   $1,064.52   $1,770.95   $2,305.66   $3,905.48
with ADBR Rider..................  $1,063.94   $1,012.32   $1,715.90   $3,581.02   $1,063.94   $1,769.26   $2,302.86   $3,900.02
with All Riders..................  $1,092.36   $1,102.92   $1,864.62   $3,865.49   $1,092.36   $1,853.00   $2,442.69   $4,174.75
MAINSTAY VP COMMON STOCK--SERVICE
  CLASS
without any Riders...............  $1,059.86   $  999.35   $1,694.66   $3,540.67   $1,059.86   $1,757.27   $2,282.89   $3,861.05
with EBB Rider...................  $1,088.20   $1,089.25   $1,841.45   $3,817.42   $1,088.20   $1,840.37   $2,420.90   $4,128.32
with ADBR Rider..................  $1,087.70   $1,087.66   $1,838.86   $3,812.60   $1,087.70   $1,838.90   $2,418.46   $4,123.66
with All Riders..................  $1,116.04   $1,177.56   $1,985.65   $4,089.34   $1,116.04   $1,921.99   $2,556.48   $4,390.91
MAINSTAY VP CONSERVATIVE
  ALLOCATION--SERVICE CLASS
without any Riders...............  $1,095.03   $1,110.82   $1,876.52   $3,882.85   $1,095.03   $1,860.30   $2,453.87   $4,191.49
with EBB Rider...................  $1,123.27   $1,199.69   $2,020.48   $4,148.49   $1,123.27   $1,942.45   $2,589.22   $4,447.99
with ADBR Rider..................  $1,122.87   $1,198.46   $2,018.48   $4,144.82   $1,122.87   $1,941.30   $2,587.34   $4,444.45
with All Riders..................  $1,151.11   $1,287.33   $2,162.43   $4,410.47   $1,151.11   $2,023.45   $2,722.68   $4,700.96
MAINSTAY VP CONVERTIBLE--SERVICE
  CLASS
without any Riders...............  $1,071.27   $1,035.60   $1,753.96   $3,653.05   $1,071.27   $1,790.77   $2,338.65   $3,969.58
with EBB Rider...................  $1,099.57   $1,125.17   $1,899.83   $3,926.15   $1,099.57   $1,873.57   $2,475.79   $4,233.31
with ADBR Rider..................  $1,099.11   $1,123.69   $1,897.44   $3,921.71   $1,099.11   $1,872.20   $2,473.54   $4,229.02
with All Riders..................  $1,127.41   $1,213.25   $2,043.28   $4,194.81   $1,127.41   $1,954.97   $2,610.66   $4,492.74

                                                 EXPENSES IF YOU
                                                DO NOT SURRENDER
                                                   YOUR POLICY
---------------------------------  -------------------------------------------
       INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
---------------------------------  -------------------------------------------
MAINSTAY VP BALANCED--SERVICE
  CLASS
without any Riders...............  $361.24   $1,098.82   $1,857.01   $3,846.48
with EBB Rider...................  $391.68   $1,187.81   $2,001.27   $4,113.30
with ADBR Rider..................  $391.24   $1,186.52   $1,999.19   $4,109.50
with All Riders..................  $421.68   $1,275.50   $2,143.46   $4,376.32
MAINSTAY VP BOND--SERVICE CLASS
without any Riders...............  $327.44   $  999.35   $1,694.66   $3,540.67
with EBB Rider...................  $357.98   $1,089.25   $1,841.45   $3,817.42
with ADBR Rider..................  $357.44   $1,087.66   $1,838.86   $3,812.60
with All Riders..................  $387.98   $1,177.56   $1,985.65   $4,089.34
MAINSTAY VP CAPITAL
  APPRECIATION--SERVICE CLASS
without any Riders...............  $337.68   $1,029.57   $1,744.10   $3,634.42
with EBB Rider...................  $368.19   $1,119.19   $1,890.11   $3,908.11
with ADBR Rider..................  $367.68   $1,117.69   $1,887.69   $3,903.62
with All Riders..................  $398.19   $1,207.31   $2,033.71   $4,177.33
MAINSTAY VP CASH MANAGEMENT
without any Riders...............  $301.83   $  923.55   $1,570.16   $3,302.18
with EBB Rider...................  $332.45   $1,014.15   $1,718.88   $3,586.67
with ADBR Rider..................  $331.83   $1,012.32   $1,715.90   $3,581.02
with All Riders..................  $362.45   $1,102.92   $1,864.62   $3,865.49
MAINSTAY VP COMMON STOCK--SERVICE
  CLASS
without any Riders...............  $327.44   $  999.35   $1,694.66   $3,540.67
with EBB Rider...................  $357.98   $1,089.25   $1,841.45   $3,817.42
with ADBR Rider..................  $357.44   $1,087.66   $1,838.86   $3,812.60
with All Riders..................  $387.98   $1,177.56   $1,985.65   $4,089.34
MAINSTAY VP CONSERVATIVE
  ALLOCATION--SERVICE CLASS
without any Riders...............  $365.34   $1,110.82   $1,876.52   $3,882.85
with EBB Rider...................  $395.76   $1,199.69   $2,020.48   $4,148.49
with ADBR Rider..................  $395.34   $1,198.46   $2,018.48   $4,144.82
with All Riders..................  $425.76   $1,287.33   $2,162.43   $4,410.47
MAINSTAY VP CONVERTIBLE--SERVICE
  CLASS
without any Riders...............  $339.73   $1,035.60   $1,753.96   $3,653.05
with EBB Rider...................  $370.23   $1,125.17   $1,899.83   $3,926.15
with ADBR Rider..................  $369.73   $1,123.69   $1,897.44   $3,921.71
with All Riders..................  $400.23   $1,213.25   $2,043.28   $4,194.81

                                                  EXPENSES IF YOU                                 EXPENSES IF YOU
                                                     ANNUITIZE                                       SURRENDER
                                                    YOUR POLICY                                     YOUR POLICY
--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR       1 YR        3 YR        5 YR        10 YR
--------------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders...............  $1,101.68   $1,131.81   $1,910.61   $3,946.16   $1,101.68   $1,879.70   $2,485.92   $4,252.62
with EBB Rider...................  $1,129.90   $1,220.49   $2,054.03   $4,209.74   $1,129.90   $1,961.67   $2,620.76   $4,507.13
with ADBR Rider..................  $1,129.52   $1,219.32   $2,052.14   $4,206.28   $1,129.52   $1,960.58   $2,618.98   $4,503.79
with All Riders..................  $1,157.74   $1,308.00   $2,195.56   $4,469.85   $1,157.74   $2,042.55   $2,753.82   $4,758.28
MAINSTAY VP FLOATING
  RATE--SERVICE CLASS
without any Riders...............  $1,076.97   $1,053.69   $1,783.49   $3,708.73   $1,076.97   $1,807.50   $2,366.41   $4,023.36
with EBB Rider...................  $1,105.26   $1,143.09   $1,928.89   $3,980.01   $1,105.26   $1,890.13   $2,503.11   $4,285.32
with ADBR Rider..................  $1,104.81   $1,141.67   $1,926.59   $3,975.78   $1,104.81   $1,888.82   $2,500.95   $4,281.23
with All Riders..................  $1,133.10   $1,231.07   $2,072.00   $4,247.07   $1,133.10   $1,971.45   $2,637.66   $4,543.20
MAINSTAY VP GOVERNMENT--SERVICE
  CLASS
without any Riders...............  $1,064.62   $1,014.48   $1,719.42   $3,587.68   $1,064.62   $1,771.26   $2,306.16   $3,906.45
with EBB Rider...................  $1,092.94   $1,104.22   $1,865.81   $3,862.90   $1,092.94   $1,854.21   $2,443.80   $4,172.23
with ADBR Rider..................  $1,092.46   $1,102.69   $1,863.31   $3,858.23   $1,092.46   $1,852.79   $2,441.45   $4,167.72
with All Riders..................  $1,120.78   $1,192.45   $2,009.70   $4,133.45   $1,120.78   $1,935.75   $2,579.09   $4,433.50
MAINSTAY VP GROWTH
  ALLOCATION--SERVICE CLASS
without any Riders...............  $1,103.58   $1,137.80   $1,920.31   $3,964.15   $1,103.58   $1,885.24   $2,495.05   $4,270.00
with EBB Rider...................  $1,131.79   $1,226.43   $2,063.60   $4,227.15   $1,131.79   $1,967.16   $2,629.76   $4,523.94
with ADBR Rider..................  $1,131.42   $1,225.27   $2,061.73   $4,223.75   $1,131.42   $1,966.08   $2,628.00   $4,520.65
with All Riders..................  $1,159.63   $1,313.90   $2,205.01   $4,486.74   $1,159.63   $2,048.00   $2,762.70   $4,774.59
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders...............  $1,063.66   $1,011.45   $1,714.47   $3,578.29   $1,063.66   $1,768.46   $2,301.51   $3,897.39
with EBB Rider...................  $1,091.99   $1,101.24   $1,860.94   $3,853.81   $1,091.99   $1,851.44   $2,439.22   $4,163.46
with ADBR Rider..................  $1,091.50   $1,099.68   $1,858.41   $3,849.11   $1,091.50   $1,850.00   $2,436.85   $4,158.91
with All Riders..................  $1,119.83   $1,189.47   $2,004.89   $4,124.65   $1,119.83   $1,933.00   $2,574.57   $4,425.00
MAINSTAY VP ICAP SELECT
  VALUE--SERVICE CLASS
without any Riders...............  $1,098.83   $1,122.83   $1,896.02   $3,919.08   $1,098.83   $1,871.40   $2,472.21   $4,226.48
with EBB Rider...................  $1,127.06   $1,211.59   $2,039.68   $4,183.55   $1,127.06   $1,953.44   $2,607.27   $4,481.85
with ADBR Rider..................  $1,126.67   $1,210.38   $2,037.72   $4,179.98   $1,126.67   $1,952.32   $2,605.42   $4,478.40
with All Riders..................  $1,154.90   $1,299.14   $2,181.37   $4,444.45   $1,154.90   $2,034.36   $2,740.48   $4,733.76
MAINSTAY VP INCOME &
  GROWTH--SERVICE CLASS
without any Riders...............  $1,088.37   $1,089.79   $1,842.34   $3,819.09   $1,088.37   $1,840.87   $2,421.73   $4,129.92
with EBB Rider...................  $1,116.63   $1,178.86   $1,986.82   $4,086.78   $1,116.63   $1,923.19   $2,557.57   $4,388.41
with ADBR Rider..................  $1,116.21   $1,177.55   $1,984.70   $4,082.91   $1,116.21   $1,921.98   $2,555.58   $4,384.67
with All Riders..................  $1,144.47   $1,266.62   $2,129.19   $4,350.60   $1,144.47   $2,004.30   $2,691.42   $4,643.15
MAINSTAY VP INTERNATIONAL
  EQUITY--SERVICE CLASS
without any Riders...............  $1,097.88   $1,119.82   $1,891.15   $3,910.04   $1,097.88   $1,868.62   $2,467.62   $4,217.75
with EBB Rider...................  $1,126.11   $1,208.61   $2,034.88   $4,174.80   $1,126.11   $1,950.69   $2,602.75   $4,473.39
with ADBR Rider..................  $1,125.72   $1,207.40   $2,032.92   $4,171.21   $1,125.72   $1,949.57   $2,600.91   $4,469.93
with All Riders..................  $1,153.95   $1,296.19   $2,176.64   $4,435.97   $1,153.95   $2,031.64   $2,736.03   $4,725.57
MAINSTAY VP LARGE CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $1,086.47   $1,083.78   $1,832.55   $3,800.79   $1,086.47   $1,835.31   $2,412.53   $4,112.25
with EBB Rider...................  $1,114.74   $1,172.90   $1,977.18   $4,069.08   $1,114.74   $1,917.69   $2,548.51   $4,371.32
with ADBR Rider..................  $1,114.31   $1,171.58   $1,975.04   $4,065.14   $1,114.31   $1,916.46   $2,546.50   $4,367.51
with All Riders..................  $1,142.58   $1,260.70   $2,119.69   $4,333.45   $1,142.58   $1,998.84   $2,682.49   $4,626.60
MAINSTAY VP MID CAP CORE--SERVICE
  CLASS
without any Riders...............  $1,099.78   $1,125.82   $1,900.88   $3,928.13   $1,099.78   $1,874.16   $2,476.78   $4,235.22
with EBB Rider...................  $1,128.00   $1,214.56   $2,044.46   $4,192.29   $1,128.00   $1,956.18   $2,611.76   $4,490.28
with ADBR Rider..................  $1,127.62   $1,213.36   $2,042.53   $4,188.75   $1,127.62   $1,955.07   $2,609.94   $4,486.86
with All Riders..................  $1,155.84   $1,302.10   $2,186.11   $4,452.93   $1,155.84   $2,037.09   $2,744.94   $4,741.95

                                                 EXPENSES IF YOU
                                                DO NOT SURRENDER
                                                   YOUR POLICY
---------------------------------  -------------------------------------------
       INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
---------------------------------  -------------------------------------------
MAINSTAY VP DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders...............  $372.50   $1,131.81   $1,910.61   $3,946.16
with EBB Rider...................  $402.91   $1,220.49   $2,054.03   $4,209.74
with ADBR Rider..................  $402.50   $1,219.32   $2,052.14   $4,206.28
with All Riders..................  $432.91   $1,308.00   $2,195.56   $4,469.85
MAINSTAY VP FLOATING
  RATE--SERVICE CLASS
without any Riders...............  $345.87   $1,053.69   $1,783.49   $3,708.73
with EBB Rider...................  $376.36   $1,143.09   $1,928.89   $3,980.01
with ADBR Rider..................  $375.87   $1,141.67   $1,926.59   $3,975.78
with All Riders..................  $406.36   $1,231.07   $2,072.00   $4,247.07
MAINSTAY VP GOVERNMENT--SERVICE
  CLASS
without any Riders...............  $332.56   $1,014.48   $1,719.42   $3,587.68
with EBB Rider...................  $363.09   $1,104.22   $1,865.81   $3,862.90
with ADBR Rider..................  $362.56   $1,102.69   $1,863.31   $3,858.23
with All Riders..................  $393.09   $1,192.45   $2,009.70   $4,133.45
MAINSTAY VP GROWTH
  ALLOCATION--SERVICE CLASS
without any Riders...............  $374.55   $1,137.80   $1,920.31   $3,964.15
with EBB Rider...................  $404.95   $1,226.43   $2,063.60   $4,227.15
with ADBR Rider..................  $404.55   $1,225.27   $2,061.73   $4,223.75
with All Riders..................  $434.95   $1,313.90   $2,205.01   $4,486.74
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders...............  $331.53   $1,011.45   $1,714.47   $3,578.29
with EBB Rider...................  $362.06   $1,101.24   $1,860.94   $3,853.81
with ADBR Rider..................  $361.53   $1,099.68   $1,858.41   $3,849.11
with All Riders..................  $392.06   $1,189.47   $2,004.89   $4,124.65
MAINSTAY VP ICAP SELECT
  VALUE--SERVICE CLASS
without any Riders...............  $369.43   $1,122.83   $1,896.02   $3,919.08
with EBB Rider...................  $399.85   $1,211.59   $2,039.68   $4,183.55
with ADBR Rider..................  $399.43   $1,210.38   $2,037.72   $4,179.98
with All Riders..................  $429.85   $1,299.14   $2,181.37   $4,444.45
MAINSTAY VP INCOME &
  GROWTH--SERVICE CLASS
without any Riders...............  $358.16   $1,089.79   $1,842.34   $3,819.09
with EBB Rider...................  $388.61   $1,178.86   $1,986.82   $4,086.78
with ADBR Rider..................  $388.16   $1,177.55   $1,984.70   $4,082.91
with All Riders..................  $418.61   $1,266.62   $2,129.19   $4,350.60
MAINSTAY VP INTERNATIONAL
  EQUITY--SERVICE CLASS
without any Riders...............  $368.40   $1,119.82   $1,891.15   $3,910.04
with EBB Rider...................  $398.82   $1,208.61   $2,034.88   $4,174.80
with ADBR Rider..................  $398.40   $1,207.40   $2,032.92   $4,171.21
with All Riders..................  $428.82   $1,296.19   $2,176.64   $4,435.97
MAINSTAY VP LARGE CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $356.11   $1,083.78   $1,832.55   $3,800.79
with EBB Rider...................  $386.57   $1,172.90   $1,977.18   $4,069.08
with ADBR Rider..................  $386.11   $1,171.58   $1,975.04   $4,065.14
with All Riders..................  $416.57   $1,260.70   $2,119.69   $4,333.45
MAINSTAY VP MID CAP CORE--SERVICE
  CLASS
without any Riders...............  $370.45   $1,125.82   $1,900.88   $3,928.13
with EBB Rider...................  $400.86   $1,214.56   $2,044.46   $4,192.29
with ADBR Rider..................  $400.45   $1,213.36   $2,042.53   $4,188.75
with All Riders..................  $430.86   $1,302.10   $2,186.11   $4,452.93

                                                  EXPENSES IF YOU                                 EXPENSES IF YOU
                                                     ANNUITIZE                                       SURRENDER
                                                    YOUR POLICY                                     YOUR POLICY
--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR       1 YR        3 YR        5 YR        10 YR
--------------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP MID CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $1,088.37   $1,089.79   $1,842.34   $3,819.09   $1,088.37   $1,840.87   $2,421.73   $4,129.92
with EBB Rider...................  $1,116.63   $1,178.86   $1,986.82   $4,086.78   $1,116.63   $1,923.19   $2,557.57   $4,388.41
with ADBR Rider..................  $1,116.21   $1,177.55   $1,984.70   $4,082.91   $1,116.21   $1,921.98   $2,555.58   $4,384.67
with All Riders..................  $1,144.47   $1,266.62   $2,129.19   $4,350.60   $1,144.47   $2,004.30   $2,691.42   $4,643.15
MAINSTAY VP MID CAP
  VALUE--SERVICE CLASS
without any Riders...............  $1,084.57   $1,077.78   $1,822.76   $3,782.45   $1,084.57   $1,829.76   $2,403.33   $4,094.55
with EBB Rider...................  $1,112.84   $1,166.95   $1,967.55   $4,051.35   $1,112.84   $1,912.18   $2,539.45   $4,354.19
with ADBR Rider..................  $1,112.41   $1,165.61   $1,965.38   $4,047.34   $1,112.41   $1,910.94   $2,537.41   $4,350.33
with All Riders..................  $1,140.68   $1,254.78   $2,110.16   $4,316.24   $1,140.68   $1,993.36   $2,673.53   $4,609.98
MAINSTAY VP MODERATE
  ALLOCATION--SERVICE CLASS
without any Riders...............  $1,085.53   $1,080.79   $1,827.66   $3,791.63   $1,085.53   $1,832.54   $2,407.94   $4,103.40
with EBB Rider...................  $1,113.79   $1,169.93   $1,972.37   $4,060.22   $1,113.79   $1,914.93   $2,543.99   $4,362.76
with ADBR Rider..................  $1,113.37   $1,168.60   $1,970.21   $4,056.25   $1,113.37   $1,913.71   $2,541.96   $4,358.93
with All Riders..................  $1,141.63   $1,257.75   $2,114.92   $4,324.85   $1,141.63   $1,996.10   $2,678.01   $4,618.29
MAINSTAY VP MODERATE GROWTH
  ALLOCATION--SERVICE CLASS
without any Riders...............  $1,089.33   $1,092.82   $1,847.24   $3,828.23   $1,089.33   $1,843.66   $2,426.35   $4,138.75
with EBB Rider...................  $1,117.58   $1,181.85   $1,991.64   $4,095.63   $1,117.58   $1,925.96   $2,562.10   $4,396.96
with ADBR Rider..................  $1,117.17   $1,180.55   $1,989.54   $4,091.78   $1,117.17   $1,924.75   $2,560.13   $4,393.24
with All Riders..................  $1,145.42   $1,269.59   $2,133.95   $4,359.19   $1,145.42   $2,007.05   $2,695.90   $4,651.44
MAINSTAY VP S&P 500
  INDEX--SERVICE CLASS
without any Riders...............  $1,043.71   $  947.85   $1,610.15   $3,379.15   $1,043.71   $1,709.67   $2,203.43   $3,705.06
with EBB Rider...................  $1,072.10   $1,038.22   $1,758.24   $3,661.14   $1,072.10   $1,793.20   $2,342.67   $3,977.39
with ADBR Rider..................  $1,071.55   $1,036.48   $1,755.39   $3,655.75   $1,071.55   $1,791.59   $2,339.99   $3,972.19
with All Riders..................  $1,099.94   $1,126.85   $1,903.50   $3,937.75   $1,099.94   $1,875.12   $2,479.24   $4,244.53
MAINSTAY VP SMALL CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $1,103.58   $1,137.80   $1,920.31   $3,964.15   $1,103.58   $1,885.24   $2,495.05   $4,270.00
with EBB Rider...................  $1,131.79   $1,226.43   $2,063.60   $4,227.15   $1,131.79   $1,967.16   $2,629.76   $4,523.94
with ADBR Rider..................  $1,131.42   $1,225.27   $2,061.73   $4,223.75   $1,131.42   $1,966.08   $2,628.00   $4,520.65
with All Riders..................  $1,159.63   $1,313.90   $2,205.01   $4,486.74   $1,159.63   $2,048.00   $2,762.70   $4,774.59
MAINSTAY VP TOTAL RETURN--SERVICE
  CLASS
without any Riders...............  $1,066.52   $1,020.51   $1,729.29   $3,606.38   $1,066.52   $1,776.83   $2,315.45   $3,924.52
with EBB Rider...................  $1,094.84   $1,110.21   $1,875.53   $3,881.01   $1,094.84   $1,859.74   $2,452.94   $4,189.71
with ADBR Rider..................  $1,094.36   $1,108.69   $1,873.07   $3,876.42   $1,094.36   $1,858.34   $2,450.63   $4,185.29
with All Riders..................  $1,122.68   $1,198.39   $2,019.30   $4,151.01   $1,122.68   $1,941.24   $2,588.12   $4,450.46
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders...............  $1,070.32   $1,032.59   $1,749.04   $3,643.76   $1,070.32   $1,788.00   $2,334.02   $3,960.61
with EBB Rider...................  $1,098.63   $1,122.18   $1,894.98   $3,917.15   $1,098.63   $1,870.80   $2,471.23   $4,224.62
with ADBR Rider..................  $1,098.16   $1,120.70   $1,892.57   $3,912.68   $1,098.16   $1,869.43   $2,468.96   $4,220.30
with All Riders..................  $1,126.47   $1,256.36   $2,113.18   $4,324.19   $1,126.47   $1,952.24   $2,606.17   $4,484.32
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS S SHARES
without any Riders...............  $1,098.83   $1,122.83   $1,896.02   $3,919.08   $1,098.83   $1,871.40   $2,472.21   $4,226.48
with EBB Rider...................  $1,127.06   $1,211.59   $2,039.68   $4,183.55   $1,127.06   $1,953.44   $2,607.27   $4,481.85
with ADBR Rider..................  $1,126.67   $1,210.38   $2,037.72   $4,179.98   $1,126.67   $1,952.32   $2,605.42   $4,478.40
with All Riders..................  $1,154.90   $1,299.14   $2,181.37   $4,444.45   $1,154.90   $2,034.36   $2,740.48   $4,733.76
CVS CALVERT SOCIAL BALANCED
  PORTFOLIO
without any Riders...............  $1,073.17   $1,041.64   $1,763.82   $3,671.65   $1,073.17   $1,796.36   $2,347.91   $3,987.54
with EBB Rider...................  $1,101.47   $1,131.14   $1,909.52   $3,944.14   $1,101.47   $1,879.09   $2,484.90   $4,250.68
with ADBR Rider..................  $1,101.01   $1,129.68   $1,907.15   $3,939.76   $1,101.01   $1,877.73   $2,482.67   $4,246.45
with All Riders..................  $1,129.31   $1,219.20   $2,052.87   $4,212.26   $1,129.31   $1,960.48   $2,619.68   $4,509.59

                                                 EXPENSES IF YOU
                                                DO NOT SURRENDER
                                                   YOUR POLICY
---------------------------------  -------------------------------------------
       INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
---------------------------------  -------------------------------------------
MAINSTAY VP MID CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $358.16   $1,089.79   $1,842.34   $3,819.09
with EBB Rider...................  $388.61   $1,178.86   $1,986.82   $4,086.78
with ADBR Rider..................  $388.16   $1,177.55   $1,984.70   $4,082.91
with All Riders..................  $418.61   $1,266.62   $2,129.19   $4,350.60
MAINSTAY VP MID CAP
  VALUE--SERVICE CLASS
without any Riders...............  $354.07   $1,077.78   $1,822.76   $3,782.45
with EBB Rider...................  $384.53   $1,166.95   $1,967.55   $4,051.35
with ADBR Rider..................  $384.07   $1,165.61   $1,965.38   $4,047.34
with All Riders..................  $414.53   $1,254.78   $2,110.16   $4,316.24
MAINSTAY VP MODERATE
  ALLOCATION--SERVICE CLASS
without any Riders...............  $355.09   $1,080.79   $1,827.66   $3,791.63
with EBB Rider...................  $385.55   $1,169.93   $1,972.37   $4,060.22
with ADBR Rider..................  $385.09   $1,168.60   $1,970.21   $4,056.25
with All Riders..................  $415.55   $1,257.75   $2,114.92   $4,324.85
MAINSTAY VP MODERATE GROWTH
  ALLOCATION--SERVICE CLASS
without any Riders...............  $359.19   $1,092.82   $1,847.24   $3,828.23
with EBB Rider...................  $389.64   $1,181.85   $1,991.64   $4,095.63
with ADBR Rider..................  $389.19   $1,180.55   $1,989.54   $4,091.78
with All Riders..................  $419.64   $1,269.59   $2,133.95   $4,359.19
MAINSTAY VP S&P 500
  INDEX--SERVICE CLASS
without any Riders...............  $310.03   $  947.85   $1,610.15   $3,379.15
with EBB Rider...................  $340.62   $1,038.22   $1,758.24   $3,661.14
with ADBR Rider..................  $340.03   $1,036.48   $1,755.39   $3,655.75
with All Riders..................  $370.62   $1,126.85   $1,903.50   $3,937.75
MAINSTAY VP SMALL CAP
  GROWTH--SERVICE CLASS
without any Riders...............  $374.55   $1,137.80   $1,920.31   $3,964.15
with EBB Rider...................  $404.95   $1,226.43   $2,063.60   $4,227.15
with ADBR Rider..................  $404.55   $1,225.27   $2,061.73   $4,223.75
with All Riders..................  $434.95   $1,313.90   $2,205.01   $4,486.74
MAINSTAY VP TOTAL RETURN--SERVICE
  CLASS
without any Riders...............  $334.61   $1,020.51   $1,729.29   $3,606.38
with EBB Rider...................  $365.13   $1,110.21   $1,875.53   $3,881.01
with ADBR Rider..................  $364.61   $1,108.69   $1,873.07   $3,876.42
with All Riders..................  $395.13   $1,198.39   $2,019.30   $4,151.01
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders...............  $338.71   $1,032.59   $1,749.04   $3,643.76
with EBB Rider...................  $369.21   $1,122.18   $1,894.98   $3,917.15
with ADBR Rider..................  $368.71   $1,120.70   $1,892.57   $3,912.68
with All Riders..................  $414.97   $1,256.36   $2,113.18   $4,324.19
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS S SHARES
without any Riders...............  $369.43   $1,122.83   $1,896.02   $3,919.08
with EBB Rider...................  $399.85   $1,211.59   $2,039.68   $4,183.55
with ADBR Rider..................  $399.43   $1,210.38   $2,037.72   $4,179.98
with All Riders..................  $429.85   $1,299.14   $2,181.37   $4,444.45
CVS CALVERT SOCIAL BALANCED
  PORTFOLIO
without any Riders...............  $341.77   $1,041.64   $1,763.82   $3,671.65
with EBB Rider...................  $372.27   $1,131.14   $1,909.52   $3,944.14
with ADBR Rider..................  $371.77   $1,129.68   $1,907.15   $3,939.76
with All Riders..................  $402.27   $1,219.20   $2,052.87   $4,212.26

                                                  EXPENSES IF YOU                                 EXPENSES IF YOU
                                                     ANNUITIZE                                       SURRENDER
                                                    YOUR POLICY                                     YOUR POLICY
--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR       1 YR        3 YR        5 YR        10 YR
--------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND,
  VARIABLE SERIES--CLASS B
without any Riders...............  $1,096.93   $1,116.83   $1,886.28   $3,900.99   $1,096.93   $1,865.86   $2,463.05   $4,209.02
with EBB Rider...................  $1,125.16   $1,205.65   $2,030.09   $4,166.04   $1,125.16   $1,947.95   $2,598.25   $4,464.94
with ADBR Rider..................  $1,124.77   $1,204.43   $2,028.10   $4,162.42   $1,124.77   $1,946.82   $2,596.39   $4,461.44
with All Riders..................  $1,153.00   $1,293.24   $2,171.90   $4,427.46   $1,153.00   $2,028.90   $2,731.58   $4,717.36
DREYFUS IP TECHNOLOGY
  GROWTH--SERVICE SHARES
without any Riders...............  $1,093.13   $1,104.83   $1,866.78   $3,864.69   $1,093.13   $1,854.76   $2,444.71   $4,173.96
with EBB Rider...................  $1,121.37   $1,193.76   $2,010.89   $4,130.92   $1,121.37   $1,936.96   $2,580.20   $4,431.03
with ADBR Rider..................  $1,120.97   $1,192.49   $2,008.84   $4,127.18   $1,120.97   $1,935.79   $2,578.27   $4,427.41
with All Riders..................  $1,149.21   $1,281.43   $2,152.95   $4,393.41   $1,149.21   $2,017.99   $2,713.76   $4,684.49
FIDELITY(R) VIP
  CONTRAFUND(R)--SERVICE CLASS 2
without any Riders...............  $1,073.17   $1,041.64   $1,763.82   $3,671.65   $1,073.17   $1,796.36   $2,347.91   $3,987.54
with EBB Rider...................  $1,101.47   $1,131.14   $1,909.52   $3,944.14   $1,101.47   $1,879.09   $2,484.90   $4,250.68
with ADBR Rider..................  $1,101.01   $1,129.68   $1,907.15   $3,939.76   $1,101.01   $1,877.73   $2,482.67   $4,246.45
with All Riders..................  $1,129.31   $1,219.20   $2,052.87   $4,212.26   $1,129.31   $1,960.48   $2,619.68   $4,509.59
FIDELITY(R) VIP EQUITY
  INCOME--SERVICE CLASS 2
without any Riders...............  $1,064.62   $1,014.48   $1,719.42   $3,587.68   $1,064.62   $1,771.26   $2,306.16   $3,906.45
with EBB Rider...................  $1,092.94   $1,104.22   $1,865.81   $3,862.90   $1,092.94   $1,854.21   $2,443.80   $4,172.23
with ADBR Rider..................  $1,092.46   $1,102.69   $1,863.31   $3,858.23   $1,092.46   $1,852.79   $2,441.45   $4,167.72
with All Riders..................  $1,120.78   $1,192.45   $2,009.70   $4,133.45   $1,120.78   $1,935.75   $2,579.09   $4,433.50
FIDELITY(R) VIP MID CAP--SERVICE
  CLASS 2
without any Riders...............  $1,075.07   $1,047.66   $1,773.65   $3,690.21   $1,075.07   $1,801.92   $2,357.16   $4,005.46
with EBB Rider...................  $1,103.36   $1,137.12   $1,919.21   $3,962.11   $1,103.36   $1,884.61   $2,494.01   $4,268.03
with ADBR Rider..................  $1,102.91   $1,135.68   $1,916.88   $3,957.78   $1,102.91   $1,883.28   $2,491.82   $4,263.84
with All Riders..................  $1,131.20   $1,225.14   $2,062.44   $4,229.68   $1,131.20   $1,965.96   $2,628.67   $4,526.41
JANUS ASPEN SERIES
  BALANCED--SERVICE SHARES
without any Riders...............  $1,065.56   $1,017.48   $1,724.35   $3,597.04   $1,065.56   $1,774.03   $2,310.81   $3,915.49
with EBB Rider...................  $1,093.89   $1,107.22   $1,870.67   $3,871.95   $1,093.89   $1,856.98   $2,448.37   $4,180.97
with ADBR Rider..................  $1,093.40   $1,105.69   $1,868.18   $3,867.32   $1,093.40   $1,855.56   $2,446.03   $4,176.50
with All Riders..................  $1,121.73   $1,195.41   $2,014.50   $4,142.24   $1,121.73   $1,938.49   $2,583.60   $4,441.99
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--SERVICE SHARES
without any Riders...............  $1,072.22   $1,038.62   $1,758.89   $3,662.36   $1,072.22   $1,793.57   $2,343.28   $3,978.58
with EBB Rider...................  $1,100.53   $1,128.16   $1,904.67   $3,935.14   $1,100.53   $1,876.33   $2,480.34   $4,241.99
with ADBR Rider..................  $1,100.06   $1,126.69   $1,902.29   $3,930.75   $1,100.06   $1,874.97   $2,478.10   $4,237.75
with All Riders..................  $1,128.37   $1,216.23   $2,048.07   $4,203.54   $1,128.37   $1,957.73   $2,615.17   $4,501.18
MFS(R) INVESTORS TRUST
  SERIES--SERVICE CLASS
without any Riders...............  $1,092.18   $1,101.81   $1,861.89   $3,855.59   $1,092.18   $1,851.98   $2,440.12   $4,165.18
with EBB Rider...................  $1,120.42   $1,190.77   $2,006.07   $4,122.10   $1,120.42   $1,934.20   $2,575.67   $4,422.51
with ADBR Rider..................  $1,120.02   $1,189.50   $2,004.01   $4,118.34   $1,120.02   $1,933.02   $2,573.73   $4,418.88
with All Riders..................  $1,148.26   $1,278.46   $2,148.20   $4,384.85   $1,148.26   $2,015.25   $2,709.29   $4,676.22
MFS(R) RESEARCH SERIES--SERVICE
  CLASS
without any Riders...............  $1,095.03   $1,110.82   $1,876.52   $3,882.85   $1,095.03   $1,860.30   $2,453.87   $4,191.49
with EBB Rider...................  $1,123.27   $1,199.69   $2,020.48   $4,148.49   $1,123.27   $1,942.45   $2,589.22   $4,447.99
with ADBR Rider..................  $1,122.87   $1,198.46   $2,018.48   $4,144.82   $1,122.87   $1,941.30   $2,587.34   $4,444.45
with All Riders..................  $1,151.11   $1,332.80   $2,235.73   $4,543.97   $1,151.11   $2,023.45   $2,722.68   $4,700.96
MFS(R) UTILITIES SERIES--SERVICE
  CLASS
without any Riders...............  $1,092.18   $1,101.81   $1,861.89   $3,855.59   $1,092.18   $1,851.98   $2,440.12   $4,165.18
with EBB Rider...................  $1,120.42   $1,190.77   $2,006.07   $4,122.10   $1,120.42   $1,934.20   $2,575.67   $4,422.51
with ADBR Rider..................  $1,120.02   $1,189.50   $2,004.01   $4,118.34   $1,120.02   $1,933.02   $2,573.73   $4,418.88
with All Riders..................  $1,148.26   $1,278.46   $2,148.20   $4,384.85   $1,148.26   $2,015.25   $2,709.29   $4,676.22

                                                 EXPENSES IF YOU
                                                DO NOT SURRENDER
                                                   YOUR POLICY
---------------------------------  -------------------------------------------
       INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
---------------------------------  -------------------------------------------
COLUMBIA SMALL CAP VALUE FUND,
  VARIABLE SERIES--CLASS B
without any Riders...............  $367.39   $1,116.83   $1,886.28   $3,900.99
with EBB Rider...................  $397.81   $1,205.65   $2,030.09   $4,166.04
with ADBR Rider..................  $397.39   $1,204.43   $2,028.10   $4,162.42
with All Riders..................  $427.81   $1,293.24   $2,171.90   $4,427.46
DREYFUS IP TECHNOLOGY
  GROWTH--SERVICE SHARES
without any Riders...............  $363.29   $1,104.83   $1,866.78   $3,864.69
with EBB Rider...................  $393.72   $1,193.76   $2,010.89   $4,130.92
with ADBR Rider..................  $393.29   $1,192.49   $2,008.84   $4,127.18
with All Riders..................  $423.72   $1,281.43   $2,152.95   $4,393.41
FIDELITY(R) VIP
  CONTRAFUND(R)--SERVICE CLASS 2
without any Riders...............  $341.77   $1,041.64   $1,763.82   $3,671.65
with EBB Rider...................  $372.27   $1,131.14   $1,909.52   $3,944.14
with ADBR Rider..................  $371.77   $1,129.68   $1,907.15   $3,939.76
with All Riders..................  $402.27   $1,219.20   $2,052.87   $4,212.26
FIDELITY(R) VIP EQUITY
  INCOME--SERVICE CLASS 2
without any Riders...............  $332.56   $1,014.48   $1,719.42   $3,587.68
with EBB Rider...................  $363.09   $1,104.22   $1,865.81   $3,862.90
with ADBR Rider..................  $362.56   $1,102.69   $1,863.31   $3,858.23
with All Riders..................  $393.09   $1,192.45   $2,009.70   $4,133.45
FIDELITY(R) VIP MID CAP--SERVICE
  CLASS 2
without any Riders...............  $343.82   $1,047.66   $1,773.65   $3,690.21
with EBB Rider...................  $374.31   $1,137.12   $1,919.21   $3,962.11
with ADBR Rider..................  $373.82   $1,135.68   $1,916.88   $3,957.78
with All Riders..................  $404.31   $1,225.14   $2,062.44   $4,229.68
JANUS ASPEN SERIES
  BALANCED--SERVICE SHARES
without any Riders...............  $333.58   $1,017.48   $1,724.35   $3,597.04
with EBB Rider...................  $364.10   $1,107.22   $1,870.67   $3,871.95
with ADBR Rider..................  $363.58   $1,105.69   $1,868.18   $3,867.32
with All Riders..................  $394.10   $1,195.41   $2,014.50   $4,142.24
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--SERVICE SHARES
without any Riders...............  $340.76   $1,038.62   $1,758.89   $3,662.36
with EBB Rider...................  $371.26   $1,128.16   $1,904.67   $3,935.14
with ADBR Rider..................  $370.76   $1,126.69   $1,902.29   $3,930.75
with All Riders..................  $401.26   $1,216.23   $2,048.07   $4,203.54
MFS(R) INVESTORS TRUST
  SERIES--SERVICE CLASS
without any Riders...............  $362.26   $1,101.81   $1,861.89   $3,855.59
with EBB Rider...................  $392.70   $1,190.77   $2,006.07   $4,122.10
with ADBR Rider..................  $392.26   $1,189.50   $2,004.01   $4,118.34
with All Riders..................  $422.70   $1,278.46   $2,148.20   $4,384.85
MFS(R) RESEARCH SERIES--SERVICE
  CLASS
without any Riders...............  $365.34   $1,110.82   $1,876.52   $3,882.85
with EBB Rider...................  $395.76   $1,199.69   $2,020.48   $4,148.49
with ADBR Rider..................  $395.34   $1,198.46   $2,018.48   $4,144.82
with All Riders..................  $441.40   $1,332.80   $2,235.73   $4,543.97
MFS(R) UTILITIES SERIES--SERVICE
  CLASS
without any Riders...............  $362.26   $1,101.81   $1,861.89   $3,855.59
with EBB Rider...................  $392.70   $1,190.77   $2,006.07   $4,122.10
with ADBR Rider..................  $392.26   $1,189.50   $2,004.01   $4,118.34
with All Riders..................  $422.70   $1,278.46   $2,148.20   $4,384.85

                                                  EXPENSES IF YOU                                 EXPENSES IF YOU
                                                     ANNUITIZE                                       SURRENDER
                                                    YOUR POLICY                                     YOUR POLICY
--------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR       1 YR        3 YR        5 YR        10 YR
--------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT MID-CAP
  GROWTH--CLASS S
without any Riders...............  $1,096.93   $1,116.83   $1,886.28   $3,900.99   $1,096.93   $1,865.86   $2,463.05   $4,209.02
with EBB Rider...................  $1,125.16   $1,205.65   $2,030.09   $4,166.04   $1,125.16   $1,947.95   $2,598.25   $4,464.94
with ADBR Rider..................  $1,124.77   $1,204.43   $2,028.10   $4,162.42   $1,124.77   $1,946.82   $2,596.39   $4,461.44
with All Riders..................  $1,153.00   $1,293.24   $2,171.90   $4,427.46   $1,153.00   $2,028.90   $2,731.58   $4,717.36
ROYCE MICRO-CAP
  PORTFOLIO--INVESTMENT CLASS
without any Riders...............  $1,111.19   $1,161.75   $1,959.13   $4,035.85   $1,111.19   $1,907.37   $2,531.54   $4,339.23
with EBB Rider...................  $1,139.37   $1,250.16   $2,101.80   $4,296.50   $1,139.37   $1,989.09   $2,665.67   $4,590.89
with ADBR Rider..................  $1,139.03   $1,249.07   $2,100.06   $4,293.33   $1,139.03   $1,988.08   $2,664.03   $4,587.83
with All Riders..................  $1,167.21   $1,337.47   $2,242.72   $4,553.99   $1,167.21   $2,069.78   $2,798.15   $4,839.51
ROYCE SMALL-CAP
  PORTFOLIO--INVESTMENT CLASS
without any Riders...............  $1,089.33   $1,092.82   $1,847.24   $3,828.23   $1,089.33   $1,843.66   $2,426.35   $4,138.75
with EBB Rider...................  $1,117.58   $1,181.85   $1,991.64   $4,095.63   $1,117.58   $1,925.96   $2,562.10   $4,396.96
with ADBR Rider..................  $1,117.17   $1,180.55   $1,989.54   $4,091.78   $1,117.17   $1,924.75   $2,560.13   $4,393.24
with All Riders..................  $1,145.42   $1,269.59   $2,133.95   $4,359.19   $1,145.42   $2,007.05   $2,695.90   $4,651.44
T. ROWE PRICE EQUITY INCOME
  PORTFOLIO--II
without any Riders...............  $1,091.23   $1,098.82   $1,857.01   $3,846.48   $1,091.23   $1,849.21   $2,435.53   $4,156.37
with EBB Rider...................  $1,119.48   $1,187.81   $2,001.27   $4,113.30   $1,119.48   $1,931.46   $2,571.16   $4,414.02
with ADBR Rider..................  $1,119.07   $1,186.52   $1,999.19   $4,109.50   $1,119.07   $1,930.27   $2,569.21   $4,410.35
with All Riders..................  $1,147.32   $1,275.50   $2,143.46   $4,376.32   $1,147.32   $2,012.51   $2,704.84   $4,667.99
VAN ECK WORLDWIDE HARD ASSETS
without any Riders...............  $1,094.08   $1,107.82   $1,871.65   $3,873.77   $1,094.08   $1,857.53   $2,449.30   $4,182.73
with EBB Rider...................  $1,122.32   $1,196.72   $2,015.67   $4,139.70   $1,122.32   $1,939.69   $2,584.70   $4,439.50
with ADBR Rider..................  $1,121.92   $1,195.47   $2,013.65   $4,136.00   $1,121.92   $1,938.54   $2,582.80   $4,435.93
with All Riders..................  $1,150.16   $1,284.36   $2,157.68   $4,401.93   $1,150.16   $2,020.70   $2,718.21   $4,692.71
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders...............  $1,174.87   $1,360.70   $2,278.89   $4,613.73   $1,174.87   $2,091.25   $2,832.15   $4,897.16
with EBB Rider...................  $1,202.87   $1,447.28   $2,416.59   $4,855.57   $1,202.87   $2,171.28   $2,961.59   $5,130.59
with ADBR Rider..................  $1,202.71   $1,446.80   $2,415.82   $4,854.23   $1,202.71   $2,170.83   $2,960.87   $5,129.31
with All Riders..................  $1,230.71   $1,533.37   $2,553.51   $5,096.06   $1,230.71   $2,250.84   $3,090.31   $5,362.73
VICTORY VIF DIVERSIFIED
  STOCK--CLASS A SHARES
without any Riders...............  $1,093.13   $1,104.83   $1,866.78   $3,864.69   $1,093.13   $1,854.76   $2,444.71   $4,173.96
with EBB Rider...................  $1,121.37   $1,193.76   $2,010.89   $4,130.92   $1,121.37   $1,936.96   $2,580.20   $4,431.03
with ADBR Rider..................  $1,120.97   $1,192.49   $2,008.84   $4,127.18   $1,120.97   $1,935.79   $2,578.27   $4,427.41
with All Riders..................  $1,149.21   $1,281.43   $2,152.95   $4,393.41   $1,149.21   $2,017.99   $2,713.76   $4,684.49

                                                 EXPENSES IF YOU
                                                DO NOT SURRENDER
                                                   YOUR POLICY
---------------------------------  -------------------------------------------
       INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
---------------------------------  -------------------------------------------
NEUBERGER BERMAN AMT MID-CAP
  GROWTH--CLASS S
without any Riders...............  $367.39   $1,116.83   $1,886.28   $3,900.99
with EBB Rider...................  $397.81   $1,205.65   $2,030.09   $4,166.04
with ADBR Rider..................  $397.39   $1,204.43   $2,028.10   $4,162.42
with All Riders..................  $427.81   $1,293.24   $2,171.90   $4,427.46
ROYCE MICRO-CAP
  PORTFOLIO--INVESTMENT CLASS
without any Riders...............  $382.74   $1,161.75   $1,959.13   $4,035.85
with EBB Rider...................  $413.12   $1,250.16   $2,101.80   $4,296.50
with ADBR Rider..................  $412.74   $1,249.07   $2,100.06   $4,293.33
with All Riders..................  $443.12   $1,337.47   $2,242.72   $4,553.99
ROYCE SMALL-CAP
  PORTFOLIO--INVESTMENT CLASS
without any Riders...............  $359.19   $1,092.82   $1,847.24   $3,828.23
with EBB Rider...................  $389.64   $1,181.85   $1,991.64   $4,095.63
with ADBR Rider..................  $389.19   $1,180.55   $1,989.54   $4,091.78
with All Riders..................  $419.64   $1,269.59   $2,133.95   $4,359.19
T. ROWE PRICE EQUITY INCOME
  PORTFOLIO--II
without any Riders...............  $361.24   $1,098.82   $1,857.01   $3,846.48
with EBB Rider...................  $391.68   $1,187.81   $2,001.27   $4,113.30
with ADBR Rider..................  $391.24   $1,186.52   $1,999.19   $4,109.50
with All Riders..................  $421.68   $1,275.50   $2,143.46   $4,376.32
VAN ECK WORLDWIDE HARD ASSETS
without any Riders...............  $364.31   $1,107.82   $1,871.65   $3,873.77
with EBB Rider...................  $394.74   $1,196.72   $2,015.67   $4,139.70
with ADBR Rider..................  $394.31   $1,195.47   $2,013.65   $4,136.00
with All Riders..................  $424.74   $1,284.36   $2,157.68   $4,401.93
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders...............  $451.37   $1,360.70   $2,278.89   $4,613.73
with EBB Rider...................  $481.54   $1,447.28   $2,416.59   $4,855.57
with ADBR Rider..................  $481.37   $1,446.80   $2,415.82   $4,854.23
with All Riders..................  $511.54   $1,533.37   $2,553.51   $5,096.06
VICTORY VIF DIVERSIFIED
  STOCK--CLASS A SHARES
without any Riders...............  $363.29   $1,104.83   $1,866.78   $3,864.69
with EBB Rider...................  $393.72   $1,193.76   $2,010.89   $4,130.92
with ADBR Rider..................  $393.29   $1,192.49   $2,008.84   $4,127.18
with All Riders..................  $423.72   $1,281.43   $2,152.95   $4,393.41

  QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY?

     The NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY is a Single Premium Deferred Variable Annuity policy which provides all of the benefits, features and rights under Our New York Life Premium Plus Elite Variable Annuity policy plus a Longevity Benefit, which is an additional benefit that is automatically included with the policy. NYLIAC issues the policy. The Longevity Benefit is payable to you or the Payee(s) designated by you, if the policy remains in force and the Annuitant is living on the Longevity Commencement Date, and the premium payment has been made under the policy. The Longevity Benefit is funded through the assessment of a fee based on the premium payment made to the policy. (See "THE POLICY--Longevity Benefit"). We will apply a Credit to the premium paid in a percentage amount according to the Credit Rate schedule then in effect. The Credit Rate schedule may be changed. (See "CREDIT.") You may allocate your premium payment to 44 Investment Divisions of the Separate Account, as well as the Fixed Account, and/or the DCA Advantage Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Account and the DCA Advantage Account. The policy also offers two optional riders that provide benefits at an additional charge. The New York Life Longevity Benefit Variable Annuity policy differs from many others in that the Mortality and Expense Risk and Administrative Costs Charge is calculated as a percentage of the Adjusted Premium Payment made under the policy (excluding any portion of the premium allocated to the Fixed Account that is not transferred to the Investment Divisions), rather than as a percentage of Separate Account assets. This means that the dollar amount of your Mortality and Expense Risk and Administrative Costs Charge will remain relatively stable regardless of market performance.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     a) You can allocate your premium payment to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 44 Investment Divisions. The available Investment Divisions are listed on the first page of this Prospectus. They offer investments in domestic and international markets. When you allocate your premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             The portion of your premium payment that you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed interest rate.

     b) You can also allocate your premium payment to the 6-month DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates We have set in advance. The DCA Advantage allows you to set up automatic Dollar Cost Averaging from the DCA Advantage Account into the Investment Divisions. (See "THE POLICY--Dollar Cost Averaging (DCA) Program--The DCA Advantage Account.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy among the Investment Divisions at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $25, unless We agree otherwise. Transfers are subject to the "Limits on Transfers" section. We reserve the right to impose a fee of $30 per transfer after the first 12 in a given Policy Year. (See "THE POLICY--Transfers.")

     You can make transfers to the Investment Divisions from the Fixed Account and the DCA Advantage Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE POLICY--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Account.") In addition, you can request transfers through the traditional Dollar Cost Averaging or Automatic Asset Reallocation options described in this Prospectus.

     TRANSFERS OUT OF THE INVESTMENT DIVISIONS OR THE DCA ADVANTAGE ACCOUNT AND TRANSFERS OUT OF THE TRADITIONAL DOLLAR COST AVERAGING OPTION INTO THE FIXED ACCOUNT ARE NOT PERMITTED.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date We start making Income Payments to you, We will impose a Mortality and Expense Risk and Administrative Costs charge equal, on an annual basis, to 1.35% of the Adjusted Premium Payment allocated to the Investment Divisions and the DCA Advantage Account and of the premium payment transferred from the Fixed Account to the Investment Divisions. The charge will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter. A pro-rata portion of the charge will be deducted upon the payment of death proceeds and on the date the policy is surrendered.

     Before the date We start making Longevity Income Payments to you, We will impose a Longevity Benefit charge equal, on an annual basis, to 1.00% of the premium payment. The Longevity Benefit charge will also be assessed on any portion of the premium payment received after the Policy Date as if such portion of the premium payment was received on the Policy Date.

     In addition, We will deduct a Policy Service charge of $30 on each Policy Anniversary and upon the surrender of the policy if on that date the Accumulation Value is below $100,000. (See "CHARGES AND DEDUCTIONS.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policy. This charge is assessed as a percentage of the amount of the partial withdrawal or full surrender during the first 10 Policy Years following the premium payment. We keep track of the premium payment and assess a charge based on the length of time the premium payment is in your policy before it is withdrawn. The percentage declines after the first three Policy Years as follows:

POLICY YEAR                                                   SURRENDER CHARGE(1)
-----------                                                   -------------------
 1..........................................................           8%
 2..........................................................           8%
 3..........................................................           8%
 4..........................................................           7%
 5..........................................................           6%
 6..........................................................           5%
 7..........................................................           4%
 8..........................................................           3%
 9..........................................................           3%
10..........................................................           3%
11+.........................................................           0%

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, surrender charges will not apply to withdrawals of the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning in the first policy quarter after the Policy Date. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. You should consult with your Registered Representative to determine the percentage We are currently charging before you select this rider. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future charge up to the maximum annual amount described above for new policies.

     If you select the Annual Death Benefit Reset Rider ("ADBR") (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. This charge will be deducted from each Investment Division, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your Registered Representative to determine the percentage We are currently charging before you select this rider. We may

---------------

(1) This is modified in Appendix 1.

set a lower charge at Our sole discretion. As of the date of this Prospectus, the annual charge is 0.30% (0.075% per quarter).

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT IS THE MINIMUM PREMIUM PAYMENT?

     Unless We permit otherwise, the minimum premium payment is $50,000 for both Qualified Policies (when available) and Non-Qualified Policies. New York Life Longevity Benefit Variable Annuity is available only for Non-Qualified Policies at this time. The premium payment must be sent to NYLIAC at one of the addresses listed in Question 19 of this Prospectus. The maximum premium payment We will accept is $1,500,000, without prior approval. For Qualified Policies (when available), you may not make a premium payment in excess of the amount permitted by law for the plan.

     New York Life Longevity Benefit Variable Annuity may not be approved for sale in all jurisdictions at the current time. Please check with your Registered Representative for current availability.

6. HOW IS THE PREMIUM PAYMENT ALLOCATED?

     We will allocate the premium payment to the Investment Divisions, Fixed Account and/or DCA Advantage Plan Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to Our receipt of all information necessary to issue a policy. We will apply the Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that We allocate your premium payment.

     The minimum amount which you may place in any one Allocation Alternative and/or DCA Advantage Plan Account is $5,000, or such lower amount as We may permit. We reserve the right to limit the amount of the premium payment that you may place in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Investment Divisions to which you may allocate your Accumulation Value. THE MAXIMUM PERCENTAGE OF THE PREMIUM PAYMENT THAT CAN BE ALLOCATED TO THE FIXED ACCOUNT IS DESCRIBED ON THE POLICY DATA PAGE. ACCEPTANCE OF THE PREMIUM PAYMENT IS SUBJECT TO OUR SUITABILITY STANDARDS.

7. MAY NYLIAC TERMINATE MY POLICY?

     NYLIAC will not terminate your policy on or prior to the Longevity Commencement Date. After the Longevity Commencement Date, NYLIAC reserves the right to terminate your policy, subject to applicable state laws or regulations, if the Accumulation Value of your policy is reduced to an amount that would provide for Income Payments of less than $20 per month or is insufficient to cover the annual Policy Service Charge, the Mortality & Expense Risk and Administrative Costs Charge, and optional rider charges. The minimum Accumulation Value you must maintain to yield Income Payments of at least $20 per month will vary according to the age and gender of the Annuitant. (See "DISTRIBUTIONS UNDER THE POLICY--Our Right to Cancel.")

     We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive, subject to certain limitations. A partial withdrawal that would result in the percentage of the premium payment invested in the Investment Divisions being reduced to less than 25% of the premium payment could result in the surrender of your policy and the loss of the Longevity Benefit. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals--Partial Withdrawals"). Your withdrawal request must be in a form that is acceptable to Us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.") Please note that certain withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals--Partial Withdrawals and Periodic Partial Withdrawals.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE AND LONGEVITY INCOME PAYMENTS ON THE LONGEVITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income--Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner or under such other option we may offer at that time where permitted by state laws. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") In addition, We will make Longevity Income Payments on a fixed basis. We will make Longevity Income Payments to you, or to the Payee(s) designated by you, in the amount specified on the Policy Data Page, if the policy remains in force on the Longevity Commencement Date, the premium payment under the policy has been made, the Annuitant is living on the Longevity Commencement Date, and the policy has not been surrendered for its Accumulation Value prior to the Longevity Commencement Date. A reduced Longevity Income Payment may be payable in the event that the Annuity Commencement Date is changed after the policy is issued. (See "DISTRIBUTIONS UNDER THE POLICY--Longevity Income Payments").

10. MAY THE POLICYOWNER BE DIFFERENT FROM THE ANNUITANT?

     Unless it is otherwise indicated on the Policy Data Page, you are both the Annuitant and the policyowner. Generally, the only exceptions will be if the policyowner is not a natural person or if the policy is issued as a result of an exchange pursuant to Section 1035 of the Code.

11. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     Unless amended by any rider attached to the policy, if you or the Annuitant dies before the Annuity Commencement Date, We will pay the Beneficiary(s) under the policy an amount equal to the greater of:

        (a) the Accumulation Value, less Credits applied within 12 months immediately preceding the date of death (unless prohibited by state law) less any Mortality and Expense Risk Charge and Administrative Costs Charge or the pro-rata portion thereof, or

        (b) the premium payment made, less any partial withdrawals and surrender charges previously imposed on those partial withdrawals, less any rider charges and Longevity Benefit charges deducted since the Policy Date, and any additional fees and charges that may apply.

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 13. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE LONGEVITY COMMENCEMENT DATE?

     If the policyowner is not the Annuitant and the Annuitant dies before the Longevity Commencement Date, the guaranteed death benefit will be paid as described in Question 11. At this point, the policy would end and no Longevity Income Payments would be payable.

13. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies; only Inherited IRA policies are excluded). If your spouse chooses to continue the policy, We will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. In addition, in the event that your spouse continues the policy as the new Annuitant, the Longevity Income Payments will end and the Longevity Benefit charge will be discontinued as of the date we receive notification of your death.

14. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 17 of this Prospectus or to the Registered Representative through whom you purchased it, along with a written request for cancellation. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the Registered Representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in a form acceptable to Us, less the Credit, but without any deduction from premium taxes or a surrender charge. Otherwise, you will receive from Us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value calculated as of the Business Day that either the Registered Representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See "THE POLICIES--Your Right to Cancel ("Free Look").")

15. DO I HAVE VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

16. ARE POLICY LOANS AVAILABLE?

     Policy loans are not available.

17. WHERE DO I SEND WRITTEN SERVICE REQUESTS TO THE NYLIAC VARIABLE PRODUCTS SERVICE CENTER?

     Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the following addresses:

REGULAR MAIL    NYLIAC Variable Products Service Center
                Madison Square Station
                P.O. Box 922
                New York, NY 10159

EXPRESS MAIL    NYLIAC Variable Products Service Center
                51 Madison Avenue, Room 651
                New York, NY 10010

     Written service requests will be effective as of the Business Day they are received in a form acceptable to Us at VPSC at one of the addresses listed immediately above.

     Faxed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

18. HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?

     A. BY TELEPHONE:

          Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be effected by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System ("IVR") toll-free by calling: (800) 598-2019. (See "THE POLICIES--Virtual Service Center and Interactive Voice Response System.")

     B. BY INTERNET:

          Certain service requests, including but not limited to transferring assets between investment options and e-mailing your Registered Representative, may be effected via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center ("VSC") at www.newyorklife.com and enter your user name and password. (See "THE POLICIES--Virtual Service Center and Interactive Voice Response System.")

     We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mails of imaged, signed service requests, other than those received through Our Virtual Service Center that have passed all security protocols to identify the policyowner.

19. WHERE DO I SEND SUBSEQUENT PREMIUM PAYMENTS?

     Subsequent premium payments must be sent to one of the following addresses:

REGULAR MAIL    NYLIAC
                75 Remittance Drive
                Suite 3021
                Chicago, IL 60675-3021

EXPRESS MAIL    NYLIAC, Suite 3021
                c/o The Northern Trust Bank
                350 North Orleans Street
                Receipt & Dispatch, 8th Floor
                Chicago, IL 60654

     Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this Question 19. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See "THE POLICIES--Policy Application and Premium Payments.")

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2006, and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, included in the Statement of Additional Information. The policies were first offered on October 23, 2006. Therefore, values and units shown are for full year periods beginning January 1, except where indicated.

                                  MAINSTAY VP      MAINSTAY VP          MAINSTAY VP
                                   BALANCED--         BOND--       CAPITAL APPRECIATION--     MAINSTAY VP
                                 SERVICE CLASS    SERVICE CLASS        SERVICE CLASS        CASH MANAGEMENT
                                 --------------   --------------   ----------------------   ----------------
                                       2006             2006                 2006                  2006
                                     ------           ------               ------                ------
Accumulation Unit value
  (beginning of period)........      $10.49           $10.72               $12.43                $ 1.04
Accumulation Unit value (end of
  period)......................      $11.58           $11.18               $12.94                $ 1.09
Number of units outstanding (in
  000s) (end of period)........       2,793            1,734                  704                17,010

                                                   MAINSTAY VP
                                  MAINSTAY VP      CONSECUTIVE      MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                 COMMON STOCK--    ALLOCATION--    CONVERTIBLE--    DEVELOPING GROWTH--   FLOATING RATE--
                                 SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                 --------------   --------------   --------------   -------------------   ---------------
                                       2006             2006             2006               2006                2006
                                     ------           ------           ------             ------              ------
Accumulation Unit value
  (beginning of period)........      $13.25           $10.00           $12.23             $12.78              $10.19
Accumulation Unit value (end of
  period)......................      $15.39           $10.67           $13.47             $14.36              $10.77
Number of units outstanding (in
  000s) (end of period)........         710            1,207            1,601                582               3,485

                                                  MAINSTAY VP       MAINSTAY VP
                                  MAINSTAY VP        GROWTH          HIGH YIELD          MAINSTAY VP           MAINSTAY VP
                                 GOVERNMENT--     ALLOCATION--    CORPORATE BOND--   ICAP SELECT EQUITY--   INCOME & GROWTH--
                                 SERVICE CLASS   SERVICE CLASS     SERVICE CLASS        SERVICE CLASS         SERVICE CLASS
                                 -------------   --------------   ----------------   --------------------   -----------------
                                   2006                2006              2006                 2006                 2006
                                    ------           ------            ------               ------               ------
Accumulation Unit value
  (beginning of period)........     $10.60           $10.00            $12.40               $12.49               $12.60
Accumulation Unit value (end of
  period)......................     $11.01           $11.22            $13.86               $14.86               $14.68
Number of units outstanding (in
  000s) (end of period)........      1,204            2,392             6,045                  678                  562

                                      MAINSTAY VP            MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
                                 INTERNATIONAL EQUITY--   LARGE CAP GROWTH--   MID CAP CORE--   MID CAP GROWTH--
                                     SERVICE CLASS          SERVICE CLASS      SERVICE CLASS     SERVICE CLASS
                                 ----------------------   ------------------   --------------   ----------------
                                           2006                   2006               2006              2006
                                         ------                 ------             ------            ------
Accumulation Unit value
  (beginning of period)........          $14.36                 $10.67             $15.10            $16.26
Accumulation Unit value (end of
  period)......................          $18.82                 $11.41             $17.31            $17.72
Number of units outstanding (in
  000s) (end of period)........           2,878                    790              1,780             2,170

                                                                       MAINSTAY VP
                                                     MAINSTAY VP        MODERATE
                                 MAINSTAY VP MID       MODERATE          GROWTH          MAINSTAY VP        MAINSTAY VP
                                   CAP VALUE--       ALLOCATION--     ALLOCATION--     S&P 500 INDEX--   SMALL CAP GROWTH--
                                  SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS
                                 ----------------   --------------   ---------------   ---------------   ------------------
                                        2006              2006             2006              2006                2006
                                      ------            ------           ------            ------              ------
Accumulation Unit value
  (beginning of period)........       $13.98            $10.00           $10.00            $12.76              $13.09
Accumulation Unit value (end of
  period)......................       $15.90            $10.84           $11.01            $14.69              $13.88
Number of units outstanding (in
  000s) (end of period)........        2,301             2,701            4,262             3,378               1,313

                                  MAINSTAY VP      MAINSTAY VP         ALGER AMERICAN
                                 TOTAL RETURN--      VALUE--       SMALL CAPITALIZATION--    CVS CALVERT SOCIAL
                                 SERVICE CLASS    SERVICE CLASS        CLASS S SHARES        BALANCED PORTFOLIO
                                 --------------   --------------   -----------------------   -------------------
                                       2006             2006                 2006                    2006
                                     ------           ------               ------                  ------
Accumulation Unit value
  (beginning of period)........      $12.02           $13.32               $15.10                  $11.83
Accumulation Unit value (end of
  period)......................      $13.13           $15.80               $18.80                  $12.86
Number of units outstanding (in
  000s) (end of period)........         640            1,409                1,302                     283

                                                                                     FIDELITY(R)          FIDELITY(R)
                                 COLUMBIA SMALL CAP VALUE        DREYFUS IP              VIP              VIP EQUITY-
                                  FUND, VARIABLE SERIES--    TECHNOLOGY GROWTH--   CONTRAFUND(R)--         INCOME--
                                          CLASS B              SERVICE SHARES      SERVICE CLASS 2      SERVICE CLASS 2
                                 -------------------------   -------------------   ----------------   -------------------
                                             2006                     2006                2006                 2006
                                          -------                  -------             -------              -------
Accumulation Unit value
  (beginning of period)........           $ 10.83                  $ 11.60             $ 14.88              $ 12.76
Accumulation Unit value (end of
  period)......................           $ 12.93                  $ 12.07             $ 16.58              $ 15.30
Number of units outstanding (in
  000s) (end of period)........             1,030                      603               5,010                2,312

                                                                            JANUS ASPEN
                                   FIDELITY(R)     JANUS ASPEN SERIES    SERIES WORLDWIDE    MFS(R) INVESTORS
                                  VIP MID CAP--        BALANCED--            GROWTH--         TRUST SERIES--
                                 SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES      SERVICE CLASS
                                 ---------------   -------------------   -----------------   ----------------
                                        2006                2006                 2006               2006
                                     -------             -------              -------            -------
Accumulation Unit value
  (beginning of period)........      $ 17.05             $ 12.41              $ 11.83            $ 12.61
Accumulation Unit value (end of
  period)......................      $ 19.17             $ 13.70              $ 13.95            $ 14.22
Number of units outstanding (in
  000s) (end of period)........        2,108               1,267                  519                115

                                    MFS(R) RESEARCH          MFS(R) UTILITIES       NEUBERGER BERMAN AMT   ROYCE MICRO-CAP
                                        SERIES--                 SERIES--             MID-CAP GROWTH--       PORTFOLIO--
                                     SERVICE CLASS             SERVICE CLASS              CLASS S          INVESTMENT CLASS
                                 ----------------------   -----------------------   --------------------   ----------------
                                           2006                      2006                    2006                 2006
                                        -------                   -------                 -------              -------
Accumulation Unit value
  (beginning of period)........         $ 13.20                   $ 15.32                 $ 13.43              $ 12.26
Accumulation Unit value (end of
  period)......................         $ 14.54                   $ 20.07                 $ 15.38              $ 14.84
Number of units outstanding (in
  000s) (end of period)........             176                     3,422                     366                1,098

                                 ROYCE SMALL-CAP
                                   PORTFOLIO--
                                 INVESTMENT CLASS
                                 ----------------
                                        2006
                                     -------
Accumulation Unit value
  (beginning of period)........      $ 11.30
Accumulation Unit value (end of
  period)......................      $ 13.03
Number of units outstanding (in
  000s) (end of period)........          990

                                                                                    VAN KAMPEN UIF
                                       T. ROWE PRICE               VAN ECK         EMERGING MARKETS       VICTORY VIF
                                       EQUITY INCOME           WORLDWIDE HARD          EQUITY--       DIVERSIFIED STOCK--
                                       PORTFOLIO-II                ASSETS              CLASS II         CLASS A SHARES
                                 -------------------------   -------------------   ----------------   -------------------
                                             2006                     2006                2006                 2006
                                          -------                  -------             -------              -------
Accumulation Unit value
  (beginning of period)........           $ 13.35                  $ 21.39             $ 19.37              $ 12.14
Accumulation Unit value (end of
  period)......................           $ 15.85                  $ 26.63             $ 26.56              $ 13.80
Number of units outstanding (in
  000s) (end of period)........             3,172                    2,184               1,445                  362

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $76.4 billion at the end of 2006. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

     THE SEPARATE ACCOUNT

     The Separate Account was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Account and any other separate account of NYLIAC.

     The Separate Account currently has 44 Investment Divisions that are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The Funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund Prospectus.

     The Funds and Eligible Portfolios offered though this policy are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from "Rule 12b-1" fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


---------------------------------------------------------------------------------------------------------------------
             FUND                      INVESTMENT ADVISERS                        ELIGIBLE PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.    New York Life Investment         MainStay VP Conservative Allocation;
                                 Management LLC                   MainStay VP Moderate Allocation;
                                                                  MainStay VP Moderate Growth Allocation;
                                                                  MainStay VP Growth Allocation;

                                 Subadviser: MacKay Shields LLC   MainStay VP Balanced;
                                 ("MacKay")                       MainStay VP Bond;
                                                                  MainStay VP Capital Appreciation;
                                                                  MainStay VP Cash Management;
                                                                  MainStay VP Common Stock;
                                                                  MainStay VP Convertible;
                                                                  MainStay VP Floating Rate;
                                                                  MainStay VP Government;
                                                                  MainStay VP High Yield Corporate Bond;
                                                                  MainStay VP International Equity;
                                                                  MainStay VP Mid Cap Core;
                                                                  MainStay VP Mid Cap Growth;
                                                                  MainStay VP Mid Cap Value;
                                                                  MainStay VP S&P 500 Index;
                                                                  MainStay VP Small Cap Growth;
                                                                  MainStay VP Total Return;
                                                                  MainStay VP Value

                                 Subadviser: American Century     MainStay VP Income & Growth
                                 Investment Management, Inc.

                                 Subadviser: Institutional        MainStay VP ICAP Select Equity
                                 Capital LLC

                                 Subadviser: Winslow Capital      MainStay VP Large Cap Growth
                                 Management, Inc.

                                 Subadviser: Lord Abbett &        MainStay VP Developing Growth
                                 Company LLC

---------------------------------------------------------------------------------------------------------------------
The Alger American Fund          Fred Alger Management, Inc.      Alger American Small Capitalization

---------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.    Calvert Asset Management         Calvert Social Balanced Portfolio
                                 Company, Inc.
                                 Subadvisers (equity portion):
                                 New Amsterdam Partners LLC and
                                 SSgA Funds Management, Inc. (No
                                 subadviser on fixed income
                                 portion)

---------------------------------------------------------------------------------------------------------------------
Columbia Funds Variable          Columbia Management Advisors     Columbia Small Cap Value Fund, Variable Series
Insurance Trust                  Inc.

---------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios    The Dreyfus Corporation          Dreyfus IP Technology Growth

---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
             FUND                      INVESTMENT ADVISERS                       ELIGIBLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance      Fidelity Management and
Products Fund                    Research Company
                                 Subadviser: Fidelity Management  Fidelity(R) VIP Contrafund(R)
                                 & Research (U.K.) Inc.
                                 ("FMRUK"), Fidelity Management
                                 & Research (Far East) Inc.
                                 ("FMRFE"), Fidelity Investments
                                 Japan Limited ("FIJL"), FMR
                                 Co., Inc. ("FMRC")
                                 Subadviser: FMRC                 Fidelity(R) VIP Equity-Income
                                 Subadviser: FMRUK, FMRFE, FIJL,  Fidelity(R) VIP Mid Cap
                                 FMRC
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series               Janus Capital Management LLC     Janus Aspen Series Balanced;
                                                                  Janus Aspen Series Worldwide Growth
-------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance        MFS(R) Investment Management     MFS(R) Investors Trust Series;
Trust(sm)                                                         MFS(R) Research Series;
                                                                  MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers        Neuberger Berman Management      Neuberger Berman AMT Mid-Cap Growth
Management Trust                 Inc.
                                 Subadviser: Newberger Berman,
                                 LLC
-------------------------------------------------------------------------------------------------------------------
The Royce Capital Fund           Royce & Associates, LLC          Royce Micro-Cap Portfolio;
                                                                  Royce Small-Cap Portfolio
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.   T. Rowe Price Equity Income Portfolio II
Inc.
-------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance      Van Eck Associates Corporation   Van Eck Worldwide Hard Assets
Trust
-------------------------------------------------------------------------------------------------------------------
The Universal Institutional      Morgan Stanley Investment        Van Kampen UIF Emerging Markets Equity
Funds, Inc.                      Management Inc.
-------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance       Victory Capital Management,      Victory VIF Diversified Stock
Funds                            Inc.
-------------------------------------------------------------------------------------------------------------------

     Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers, and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's Prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if We believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, We will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish new Investment Divisions when We determine, in Our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if We determine, in Our sole discretion, that marketing, tax, investment, or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                   THE POLICY

     This is a single premium policy. It is issued on the lives of individual Annuitants.

     The policy is variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Advantage Plan Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) receive Income Payments and Longevity Income Payments, (c) name a Payee to receive Income Payments and Longevity Income Payments, and (d) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     Generally, policy ownership changes are not allowed, except for legal or estate planning purposes. To transfer ownership, the policyowner must complete Our approved "Transfer of Ownership" form in effect at the time of the request. This change will take effect as of the date We receive your signed form at one of the addresses noted in Question 17 of the Prospectus, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

     Certain provisions of the policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your jurisdiction. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your jurisdiction.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the New York Life Longevity Benefit Variable Annuity policy described in this Prospectus, We offer other variable annuities, each having different features, fees and charges. Your Registered Representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each New York Life variable annuity We offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge periods associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to a policy over time (not allowed under New York Life Longevity Benefit Variable Annuity), you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your Registered Representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

----------------------------------------------------------------------------------------------------------------
                          NEW YORK LIFE         NEW YORK LIFE                                  NEW YORK LIFE
                        LONGEVITY BENEFIT     PREMIUM PLUS ELITE        NEW YORK LIFE       ESSENTIALS VARIABLE
                        VARIABLE ANNUITY#     VARIABLE ANNUITY#    ELITE VARIABLE ANNUITY#        ANNUITY#
----------------------------------------------------------------------------------------------------------------
Surrender Charge        10 Years (8%, 8%,     10 Years (8%, 8%,    8 Years (8%, 8%, 8%,     7 Years (7%, 7%, 7%,
Period                 8%, 7%, 6%, 5%, 4%,   8%, 7%, 6%, 5%, 4%,      7%, 6%, 5%, 4%,           6%, 6%, 5%,
                       3%, 3%, 3% -- based   3%, 3%, 3% -- based    3% -- based on each     4% -- based on each
                       on the Policy Date)*    on each premium     premium payment date)*     premium payment
                                                payment date)*                                     date)
----------------------------------------------------------------------------------------------------------------
DCA Advantage Plan         Yes (6 month          Yes (6 month      Yes (6 month account)    Yes (6, 12, 18 month
                             account)              account)                                      accounts)
----------------------------------------------------------------------------------------------------------------
Interest Sweep                 Yes                   Yes                    Yes                     Yes
----------------------------------------------------------------------------------------------------------------
Longevity Benefit              Yes                    No                    No                       No
----------------------------------------------------------------------------------------------------------------
Premium Credit                 Yes                   Yes                    No                       No
----------------------------------------------------------------------------------------------------------------
Fixed Account                  Yes                   Yes                    Yes                     Yes
                             One-Year              One-Year              One-Year                - One-Year
                                                                                                - Three-Year
----------------------------------------------------------------------------------------------------------------
Reset Death Benefit          Optional              Optional              Optional           Annual reset to age
Guarantee              Annual reset to age   Annual reset to age   Annual reset to age 80            80
                                80                    80
----------------------------------------------------------------------------------------------------------------
Annual Death Benefit          0.30%          Ages 65 or            Ages 65 or                       N/A
Reset Charge                                 younger:     0.30%    younger:     0.30%
                                             Ages 66 to 75: 0.35%  Ages 66 to 75: 0.35%
----------------------------------------------------------------------------------------------------------------
Mortality and Expense  1.35%                 1.90%                 1.70%                    1.45%
Risk and               Based on Adjusted     Based on Adjusted     Based on Adjusted        Based on assets of
Administration Costs   Premium Payments.     Premium Payments.     Premium Payments.        the Separate
Charge                 Charge is not         Charge is not         Charge is not reflected  Account.
                       reflected in the      reflected in the      in the Accumulation      Charge is reflected
                       Accumulation Unit     Accumulation Unit     Unit Value               in the Accumulation
                       Value                 Value                                          Unit Value
----------------------------------------------------------------------------------------------------------------
Longevity Benefit      1.00%                         N/A                    N/A                     N/A
Charge                 Based on the total
                       premium payment made
                       to the policy.
----------------------------------------------------------------------------------------------------------------
Annual Policy Service          $30                   $30                    $30                     $30
Charge
----------------------------------------------------------------------------------------------------------------
Minimum Cash Value           $100,000              $100,000              $100,000                 $50,000
Required to Waive
Annual Policy Service
Charge
----------------------------------------------------------------------------------------------------------------

---------------------  --------------------------------------------------------------------------------------
                          NEW YORK LIFE         NEW YORK LIFE         NEW YORK LIFE         NEW YORK LIFE
                         PREMIUM PLUS II       SELECT VARIABLE       FLEXIBLE PREMIUM      ACCESS VARIABLE
                        VARIABLE ANNUITY#          ANNUITY#         VARIABLE ANNUITY#          ANNUITY#
---------------------  --------------------------------------------------------------------------------------
Surrender Charge       8 Years (8%, 8%, 8%,    3 Years (8%, 8%,    9 Years (7%, 7%, 7%,          None
Period                   7%, 6%, 5%, 4%,     7% -- based on each   6%, 5%, 4%, 3%, 2%,
                       3% -- based on each     premium payment        1% -- based on
                         premium payment            date)              policy date)
                              date)*
----------------------------------------------------------------------------------------------------------------
DCA Advantage Plan         Yes (6 month      Yes (6 and 12 month            No                    No
                             account)             accounts)
----------------------------------------------------------------------------------------------------------------
Interest Sweep                 Yes                   Yes                   Yes                    No
----------------------------------------------------------------------------------------------------------------
Longevity Benefit               No                    No                    No                    No
----------------------------------------------------------------------------------------------------------------
Premium Credit                 Yes                    No                    No                    No
----------------------------------------------------------------------------------------------------------------
Fixed Account                  Yes                   Yes                   Yes                   Yes
                             One-Year              One-Year              One-Year              One-Year
----------------------------------------------------------------------------------------------------------------
Reset Death Benefit    Annual reset to age   Annual reset to age   3 year reset to age     Annual reset to
Guarantee                       80                    80                    85                  age 80
----------------------------------------------------------------------------------------------------------------
Annual Death Benefit           N/A                   N/A                   N/A                   N/A
Reset Charge
----------------------------------------------------------------------------------------------------------------
Mortality and Expense  1.75%                 1.85%                 1.40%                 1.55%
Risk and               Based on assets of    Based on assets of    Based on assets of    Based on assets of
Administration Costs   the Separate          the Separate          the Separate          the Separate
Charge                 Account.              Account.              Account.              Account.
                       Charge is reflected   Charge is reflected   Charge is reflected   Charge is reflected
                       in the Accumulation   in the Accumulation   in the Accumulation   in the Accumulation
                       Unit Value            Unit Value            Unit Value            Unit Value
----------------------------------------------------------------------------------------------------------------
Longevity Benefit              N/A                   N/A                   N/A                   N/A
Charge
----------------------------------------------------------------------------------------------------------------
Annual Policy Service          $30                   $50                   $30                   $40*
Charge
----------------------------------------------------------------------------------------------------------------
Minimum Cash Value           $100,000              $100,000              $20,000               $50,000
Required to Waive
Annual Policy Service
Charge
----------------------------------------------------------------------------------------------------------------

     All policies and features may not be available in all jurisdictions. # Each formerly a LifeStages(R) Variable Annuity.
 *  May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. Please be aware that as of the date of this Prospectus, we issue only Non-Qualified Policies. Please consult with your Registered Representative to determine when Qualified Policies will become available. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy (when available) for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions; or

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs, Inherited IRAs, and SEPs and SIMPLE IRAs.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral that are valuable, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. The additional features and benefits include:

     - A guaranteed death benefit, as explained in this Prospectus.

     - The option for you to receive a guaranteed stream of income payments for life after you have owned the policy for one year.

     - A Fixed Account that features a guaranteed fixed interest rate.

     - An optional Interest Sweep feature that automatically allocates interest earned on monies in the Fixed Account to other Investment Divisions offered under the policy.

     - The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

     These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because you value the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENT

     To purchase a policy, you must complete an application. The application is sent by your Registered Representative to NYLIAC's Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 19 of this Prospectus.) If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 19 of this Prospectus.) If We cannot credit the initial premium payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the initial premium payment immediately.

     Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If We issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. THE MAXIMUM PERCENTAGE OF THE PREMIUM PAYMENT THAT CAN BE ALLOCATED TO THE FIXED ACCOUNT IS DESCRIBED ON THE POLICY DATA PAGE. ACCEPTANCE OF THE PREMIUM PAYMENT IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate the premium payment in up to 44 Investment Divisions, the Fixed Account, and the DCA Advantage Account.

     Unless We permit otherwise, the minimum premium payment is $50,000 for both Non-Qualified Policies and Qualified Policies (when available). The current available methods of payment are direct payments to NYLIAC and any other method agreed to by Us. The maximum premium payment We accept is $1,500,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of the premium payment. For Qualified Policies (when available), you may not make a premium payment in excess of the amount permitted by the plan or by applicable law. If you select the DCA Advantage Account, the minimum amount that must be allocated is $5,000.

     PAYMENT RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment.

     CREDIT

     We will apply a Credit to your Accumulation Value at the time of the premium payment. The Credit is calculated as a percentage of the premium payment. The percentage will depend on the Credit Rate schedule then in effect, and will never be less than 2.00%. The Credit Rate applicable to the premium payment varies, depending on the amount of the premium payment received under the policy ("Total Accumulated Premium"). Withdrawals will not reduce the Total Accumulated Premium. In addition, if We receive the premium payment in more than one installment, and We receive such installment within 180 days of the Policy Date, We will adjust the Credits applied to such installment using the Credit Rate applicable to the portion of the premium payment received during that period. We will apply any additional Credit amounts resulting from such adjustments as of the date We receive the later portion of the premium payment.

     As of the date of this Prospectus, the Credit Rate schedule is as follows:

TOTAL ACCUMULATED PREMIUM   CREDIT RATE
-------------------------   -----------
   at least     less than
-----------   -----------
$   50,000    $  100,000       3.25%
$  100,000    $  500,000       4.00%
$  500,000    $1,000,000       5.00%
$1,000,000*   $2,500,000       5.00%
$2,500,000    $5,000,000       5.00%
$5,000,000     unlimited       5.00%

---------------
* A Total Accumulated Premium in excess of $1,500,000 is subject to prior approval. (See "POLICY APPLICATION AND PREMIUM PAYMENTS.")

     With notice to you, in Our sole discretion, We may change both the Credit Rates and the Total Accumulated Premium brackets applicable to the portion of the premium payment received after the Policy Date. Such portions of the premium payment will receive the Credit Rate then in effect for the applicable bracket. In setting the Credit Rates and associated brackets, NYLIAC will consider fixed and variable expenses incurred in policy issuance, servicing and maintenance, the average length of time that issued policies remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.

     We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").") Also, in states where permitted, We may deduct from the death benefit proceeds any Credit applied within the 12 months immediately preceding the date of death of the owner or annuitant. (See "DEATH BEFORE ANNUITY COMMENCEMENT.")

     The Credit is allocated to the same Allocation Alternatives and the DCA Advantage Account based on the same percentages used to allocate your premium payment. We do not consider the Credit to be a premium payment for purposes of any discussion in this Prospectus. The Credit is also not considered to be your investment in the policy for tax purposes.

     Fees and charges for a policy with a Credit and a Longevity Benefit may be higher than those for other policies. For example, We use a portion of the surrender charge and the Mortality and Expense Risk and

Administrative Costs charge to help recover the cost of providing the Credit under the policy. (See "THE POLICY -- Selecting the Variable Annuity That's Right for You."). In addition, surrender periods may be longer for a policy with a Credit than those for other policies. Over time, the amount of the Credit and the Longevity Benefit may be more than offset by those higher charges. There may be circumstances in which the purchase of a New York Life Longevity Benefit Variable Annuity is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Credit or Longevity Benefit. You should consider this possibility before purchasing the policy.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 17 of this Prospectus or to the Registered Representative through whom you purchased it, with a written request for cancellation. Except in states where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the Registered Representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, less the Credit, but without any deduction for premium taxes or a surrender charge. Otherwise, you will receive from Us the greater of (i) the premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day that either the Registered Representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     LONGEVITY BENEFIT

     The Longevity Benefit is an additional benefit that is automatically included with the policy. The Longevity Benefit is funded through the assessment of a fee which is based on the amount of the premium payment. (See "CHARGES AND DEDUCTIONS--Longevity Benefit Charge.") The Longevity Benefit has no accessible accumulation value, and therefore is not dependent on the performance of the underlying Investment Divisions. We will make Longevity Income Payments to you or the Payee(s) designated by you, if the policy is in force on the Longevity Commencement Date and the Annuitant is living, and the premium payment has been made under the policy.

     The Longevity Benefit is determined by the premium paid, the age and sex of the Annuitant on the policy application and the number of policy years between the policy application date and the Longevity Commencement Date. The amount of the Longevity Income Payments and the Longevity Benefit charge are not affected by changes in Accumulation Value due to partial withdrawals or market performance. We will cancel the Longevity Benefit if you surrender the policy prior to the Longevity Commencement Date or your spouse continues the policy as the new Annuitant upon your death. In addition, the Longevity Commencement Date will vary based upon the age of the Annuitant on the application date. The Longevity Commencement Date is established upon issuance of the policy and this date cannot be changed.

     If you annuitize prior to the Longevity Commencement Date the amount of your Longevity Income Payment will be reduced. (See "DISTRIBUTIONS UNDER THE POLICY--Longevity Income Payments.")

     ISSUE AGES

     To purchase a Non-Qualified Policy you and the Annuitant must be between the ages of 40 and 65 on the policy application date.

     For IRA, Roth IRA, TSA, SEP plans, Inherited IRAs and SIMPLE IRAs, you must also be the Annuitant. We can issue Qualified Policies (when available) if the Owner/Annuitant is between the ages of 40 and 65.

     TRANSFERS

     You may transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions at any time up to 30 days before the Annuity Commencement Date (see "The DCA Advantage Account"). In any given Policy Year, you may also transfer up to 20% of the Fixed Accumulation Value as of the beginning of such Policy Year, including Interest Sweep Option transfers, from the Fixed Account into the Investment Divisions. No other transfers from the Fixed Account are allowed. You may not make transfers into the DCA Advantage Plan Account or the Fixed

Account. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation options, the minimum transfer amount is $500 and the minimum that you may transfer from one Investment Division to another Investment Division is $25. Except for the Dollar Cost Averaging and Automatic Asset Reallocation options, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 after you make a transfer, We will transfer the entire value unless NYLIAC in its discretion determines otherwise.

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan options will not count as a transfer toward the 12 transfer limit.

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See "Virtual Service Center (VSC) and Interactive Voice Response System (IVR)").

     - submit your request in writing on a form We approve to VPSC at one of the addresses listed in Question 17 of this Prospectus (or any other address We indicate to you in writing);

     - use the Interactive Voice Response System at 800-598-2019;

     - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

     - make your request through the Virtual Service Center.

     NYLIAC is not liable for any loss, cost or expense for actions We take based on telephone instructions which We believe to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - charge you for any redemption fee imposed by an underlying Fund

     - limit the dollar amount, frequency, or number of transfers.

     Currently, if you or someone acting on your behalf requests IN WRITING, BY TELEPHONE, AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer that exceeds an amount that We determine in Our sole discretion, We will send you a letter notifying you that a transfer limitation has been exceeded. If We receive an additional transfer request that exceeds either of these limits, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 17 of this Prospectus. We will provide you with written notice when We take this action.

     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, We reserve the right to include them in the future.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the Investment Company Act of 1940, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

     - Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Fund portfolios.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

               a) impeding a portfolio manager's ability to sustain an investment objective;

               b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

               c) causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

VIRTUAL SERVICE CENTER ("VSC") AND INTERACTIVE VOICE RESPONSE ("IVR") SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policyowners or trusts that own policies. We may revoke VSC and IVR privileges for certain policyowners (see "Limits on Transfers").

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security number, the PIN will give you access to both the VSC on Our corporate website, WWW.NEWYORKLIFE.COM, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because Our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein, We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through IVR or VSC that We believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.

     We make the VSC or IVR available at Our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable.

     VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

        -- e-mail your Registered Representative or VPSC;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- reset your PIN;

        -- change your address; and

        -- obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments; and

        -- speak with one of Our Customer Service Representatives on Business
           Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

     You can authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. To authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions, you must send VPSC a Telephone Request Form completed in a form acceptable to Us to one of the addresses noted in Question 17 of this Prospectus. A Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies--Transfers" for information on how to transfer assets between Investment Divisions.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization of these Registered Representatives will be limited to accessing policy information only.

     Facsimile requests are not acceptable and will not be honored at any time. In addition, We will not accept emails of imaged, signed service requests, other than those received through Our Virtual Service Center that have passed all security protocols to identify the policyowner.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC also offers a DCA Advantage Plan under which you may utilize the 6-month Account. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under Our Dollar Cost Averaging programs as part of your 12 free transfers each policy year.

     We have set forth below an example of how dollar cost averaging works. In the example, We have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock--Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


 ------------------------------------------------------------------
             AMOUNT           ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE           PURCHASED
 ------------------------------------------------------------------
 1             $100              $10.00                10.00
 ------------------------------------------------------------------
 2             $100              $ 8.00                12.50
 ------------------------------------------------------------------
 3             $100              $12.50                 8.00
 ------------------------------------------------------------------
 4             $100              $ 7.50                13.33
 ------------------------------------------------------------------
  Total        $400              $38.00                43.83
 ------------------------------------------------------------------

The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions. You specify the Investment Divisions to transfer money from, the Investment Divisions to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to Our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). Each transfer from an Investment Division must be at least $100. You must have a minimum Variable Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100.00, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion. You may not make transfers into or out of the Fixed Account under this option.

     NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under Our Traditional Dollar Cost Averaging Option, VPSC must have received a completed Traditional Dollar Cost Averaging request form at one of the addresses listed in Question 17 of this Prospectus no later than five Business Days prior to the date the transfers are to begin. If your Traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

     You may cancel the Traditional Dollar Cost Averaging option at any time. To cancel the Traditional Dollar Cost Averaging Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. NYLIAC may cancel this option if the Variable Accumulation Value is less than $2,500, or such lower amount as We may determine. You may not elect the Traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     This feature is available to you at no additional cost.

     (b) The DCA Advantage Account

     This feature permits you to set up automatic Dollar Cost Averaging using the 6-month DCA Advantage Account when an initial premium payment is made. You can request the DCA Advantage Account in addition to the traditional Dollar Cost Averaging, Interest Sweep or Automatic Asset Reallocation options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 17 of this Prospectus.

     You must allocate a MINIMUM OF $5,000 to the DCA Advantage Account. If you allocate less than the $5,000 minimum to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account. Amounts in the DCA Advantage Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar Cost Averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

     You may not have more than one DCA Advantage Account open at the same time. Accordingly, any portion of the premium payment We receive for the DCA Advantage Account that is already open will be

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

allocated to that same DCA Advantage Account and will earn the interest rate in effect on that day. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate your initial portion of the premium payment to the 6-month DCA Advantage Account under which the 6-month term will end on December 31, 2007 and a subsequent portion of your premium payment is allocated to the 6-month DCA Advantage Account before December 31, 2007, We will allocate the subsequent portion of your premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions by December 31, 2007 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If a portion of your premium payment is allocated to the DCA Advantage Account after the 6-month period has expired, the Plan will be reactivated for a new 6-month period and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 17 of this Prospectus.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial portion of your premium payment and then from the DCA Accumulation Value attributed to subsequent allocations resulting from the receipt of any subsequent portions of your premium payment in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE ACCOUNT FROM ANY ALLOCATION ALTERNATIVE.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible--Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity--Service Class Investment Division. Over time, the fluctuations in each of these Investment Divisions' investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 17 of this Prospectus. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If your completed Automatic Asset Reallocation form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount that you must allocate among the Investment Divisions under this option.

     You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. NYLIAC may cancel this option if the Variable Accumulation Value is less than $2,500, or such lower amount as We may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     This feature is available to you at no additional cost.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to one or any combination of Investment Divisions, subject to certain limitations (See "Transfers"). You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). To process an Interest Sweep transfer you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 17 of this Prospectus. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form within five Business Days, the Interest Sweep transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Fixed

Accumulation Value required to elect this option is $2,500, but this amount may be reduced at Our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, We will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. We may cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as We may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payment

     You can allocate a portion of the premium payment to one or more Investment Divisions, the Fixed Account or the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as We may permit). The minimum amount that you may allocate to the DCA Advantage Plan Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will apply Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payment.

     We will credit that portion of the premium payment (and any Credit thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units We credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day We are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units We credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio. The Statement of Additional Information contains a detailed description of how We value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider, for Non-Qualified, IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider, for all types of policies. These two riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Annual Death Benefit Reset ("ADBR") and Enhanced Beneficiary Benefit ("EBB") riders described below, each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. Each rider is available only in those jurisdictions where it has been approved. Please consult with your Registered Representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge, subject to any limitations on partial withdrawals set forth in the policy. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your notification at VPSC. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy's Accumulation Value without paying surrender charges, subject to any limitations on partial withdrawals set forth in the policy. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age
59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your notification at VPSC. There is no additional charge for this rider.

     (c) Annual Death Benefit Reset (ADBR) Rider (optional)

     YOU MAY ENHANCE YOUR POLICY'S STANDARD DEATH BENEFIT BY PURCHASING THE OPTIONAL ADBR RIDER. THE ADBR RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. If you select this rider and you or the Annuitant dies prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at VPSC. The amount will be the greatest of:

          (a) the Accumulation Value less any Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law) less any Mortality and Expense Risk Charge and Administrative Costs Charge or pro-rata portion thereof;

          (b) the premium payment made, less any partial withdrawals and surrender charges on those partial withdrawals, less any rider charges and Longevity Benefit charges applied since the Policy Date, and any additional fees and charges that may apply; or

          (c) the "Reset Value" less "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals," less any rider charges and Longevity Benefit charges applied since the most recent Reset Anniversary date.

     We recalculate the Reset Value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, We calculate the Reset Value by comparing (a) the Accumulation Value less any Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law); and (b) the premium payment made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any fees and charges applied since the Policy Date. The Reset Value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value less any Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law) on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any additional fees and charges since the last Reset Anniversary date. The greater of the compared values will be the new Reset Value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy (including applicable surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

     We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, We have assumed the following:

          (1) you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Credit of $8,000 is applied to this payment

          (2) the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

          (3) the current Accumulation Value is $240,000

          (4) you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

          (5) you (or the Annuitant if you are not the Annuitant) die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

          (6) the Accumulation Value on the date We receive the necessary requirements to pay the death benefit is $225,000 ($240,000 - $15,000)

          (7) the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter).

          (8) the Death Benefit is the greatest of:

             a) the Accumulation Value
                $225,000

             b) the sum of all premium payments made, less partial withdrawals and surrender charges on those partial withdrawals, less any Longevity Benefit Charges, and any additional fees and charges that may have been assessed since the Policy Date
                $200,000 - $15,000 - ($200,000 X 0.25% X 5) - ($200,000 X 0.30%)
                - ($250,000 X 0.075%), which is:
                $200,000 - $15,000 - $2,500 - $600 - $187.50
                 = $181,712.50

             c) the "Reset Value," which is the greatest of:

               1. the Accumulation Value
                  $225,000

               2. the prior Reset Value as of the last Reset Anniversary, less any proportional withdrawals, surrender charges on those withdrawals, less any additional fees and charges that may have been assessed since the prior Reset Anniversary
                  = $250,000 - (($15,000/$240,000) X $250,000) - ($250,000 X
                      0.075%)), which is:
                  = $250,000 - $15,625 - $187.50
                  = $234,187.50

In this example, your Beneficiary would receive $234,187.50.

     The ADBR Rider ends upon the earlier of the following:

          1) the Annuity Commencement Date, or

          2) the date you surrender the policy.

     Notwithstanding the foregoing, the Rider will not end and all of the Rider's provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date, upon the following:

          1) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, or

          2) if the Annuitant is your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death.

     YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies (when available). The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant, (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, We will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Enhanced Beneficiary Benefit Rider Charge.")

     The benefit under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date We receive all necessary requirements to pay death benefit proceeds at VPSC. As of the date of this

Prospectus, the applicable percentage is 50%. We may change the applicable percentages under the EBB Rider from time to time, however, the applicable percentage will not be less than 40% nor greater than 60%.

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the adjusted premium payment. For the purposes of this section, the adjusted premium payments is the total premium payment received under the policy less proportional withdrawals. Proportional withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the adjusted premium payment immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that We receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of adjusted premium payments. As of the date of this Prospectus, the applicable percentage is 100%. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of the adjusted premium payment. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your Registered Representative for further details.

     There will be no payment under the EBB Rider if on the date We calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (See "THE POLICY--Riders--Enhanced Spousal Continuance Rider."), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in "THE POLICY--Riders--Enhanced Spousal Continuance Rider," if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Below is an example of how the benefit of this rider may be realized and how withdrawals impact the benefit under this rider. In this example, We assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total adjusted premium payment equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date We receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the adjusted premium payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of the adjusted premium payment (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              adjusted premium payment = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - adjusted premium payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with TSAs.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless We notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date, except that Longevity Income Payments will no longer be payable.

     (f) Upromise Account Rider (Optional, no additional cost)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of Our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account. There is no additional cost for this rider.

     POLICYOWNER INQUIRIES

     Your inquiries should be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY--Questions 17, 18 and 19.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement showing the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IF YOU FEEL THAT A TRANSACTION HAS BEEN PROCESSED INCORRECTLY, IT IS YOUR RESPONSIBILITY TO CONTACT US IN WRITING AND PROVIDE US WITH ALL RELEVANT DETAILS. TO CORRECT AN ERROR, WE MUST RECEIVE YOUR REQUEST FOR CORRECTION WITHIN 15 DAYS OF THE DATE OF THE CONFIRMATION AND/OR QUARTERLY STATEMENT SHOWING THE TRANSACTION IN QUESTION. IT IS IMPORTANT THAT YOU INFORM NYLIAC OF AN ADDRESS CHANGE SO THAT YOU CAN RECEIVE THESE POLICY STATEMENTS (SEE "HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?"). IN THE EVENT YOUR STATEMENT IS RETURNED FROM THE US POSTAL SERVICE AS UNDELIVERABLE, WE RESERVE THE RIGHT TO SUSPEND MAILING FUTURE CORRESPONDENCE AND ALSO SUSPEND CURRENT TRANSACTION PROCESSING UNTIL AN ACCURATE ADDRESS IS OBTAINED. IN ADDITION, NO NEW SERVICE REQUESTS CAN BE PROCESSED UNTIL A VALID CURRENT ADDRESS IS PROVIDED.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to Registered Representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Fixed Account, the Investment Divisions and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Investment Division and/or the DCA Advantage Account is less than the necessary surrender charge, We will deduct the remainder of the charge from the amount withdrawn from that Investment Division and/or the DCA Advantage Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time the premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, We deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Policy Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines to 7% in the fourth Policy Year, 6% in the fifth Policy Year, 5% in the sixth Policy Year, 4% in the seventh Policy Year, 3% in the eighth, ninth and tenth Policy Years and after the tenth Policy Year no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE(1)

POLICY YEAR                                                   CHARGE
-----------                                                   ------
 1..........................................................    8%
 2..........................................................    8%
 3..........................................................    8%
 4..........................................................    7%
 5..........................................................    6%
 6..........................................................    5%
 7..........................................................    4%
 8..........................................................    3%
 9..........................................................    3%
10..........................................................    3%
11+.........................................................    0%

---------------

(1) See Appendix I.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal less any prior surrender charge free partial withdrawals made during the current Policy Year, or (ii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior surrender charge free partial withdrawals made during the current Policy Year, or (iii) the Accumulation Value less accumulated premium payments.

     (b) if NYLIAC cancels the policy;

     (c) when We pay proceeds upon the death of the policyowner or the Annuitant;

     (d) on amounts placed under the Life Income Payment Option after the first Policy Year;

     (e) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

     (f) on monthly or quarterly periodic partial withdrawals made pursuant to
         Section 72(t)(2)(A)(iv) of the Code.

LONGEVITY BENEFIT CHARGE

     Prior to the earlier of the Longevity Commencement Date or the date your spouse becomes the new Annuitant under the policy, We deduct the Longevity Benefit Charge against your policy. We deduct this charge each policy quarter by reducing the number of Accumulation Units in the Investment Divisions you have selected. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the premium payment made to the policy. This means that the dollar amount of this charge will be unaffected by fluctuations in market performance. Generally, in a rising market, the structure of this charge will benefit the policyowner because the charge, when measured as a percentage of Separate Account assets, will be reduced. On the other hand, in a flat or declining market, this structure will result in an increase in the charge when measured as a percentage of Separate Account assets.

     The Longevity Benefit Charge will also be assessed to any portion of the premium payment received after the Policy Date. In the policy quarter immediately following the quarter in which NYLIAC receives the additional premium, the amount deducted for a policyowner's total Longevity Benefit Charge will be equal to 0.25% of the additional premium payment multiplied by the number of policy quarters between the Policy Date and the date NYLIAC receives the additional premium payment, plus 0.25% of the premium received by NYLIAC as of the Policy Date. Thereafter, the Longevity Benefit Charge each quarter will be equal to 0.25% of the total premium paid by the policyowner. If the policy is surrendered, no Longevity Benefit Charge will be deducted for the quarter in which the surrender occurs.

     The Longevity Benefit Charge is deducted by reducing the number of Accumulation Units held in your policy, rather than by reducing the value of those Accumulation Units.

     In a rising market, since each Accumulation Unit will have a relatively greater value, fewer Accumulation Units will be deducted from your policy for the Longevity Benefit Charge. In a declining market, since each Accumulation Unit will have a relatively lower value, more Accumulation Units will be deducted from your policy for the Longevity Benefit Charge. The value of your policy will depend on the number of Accumulation Units you own and the value of those units.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE

     Prior to the Annuity Commencement Date, We deduct the Mortality and Expense Risk and Administrative Costs charge against your policy. We deduct this charge each policy quarter by reducing the number of Accumulation Units in the Investment Divisions you have selected. On an annual basis, the charge equals 1.35% (0.3375% quarterly) of the Adjusted Premium Payment allocated to the Investment Divisions and the DCA Advantage Account and of the premium payment transferred from the Fixed Account to the Investment Divisions (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Also, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon the payment of any death benefit proceeds.

     We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that the surrender charges do not adequately cover sales expenses.

     This policy differs from other variable annuities in that the Mortality and Expense Risk and Administrative Costs Charge is calculated as a percentage of your Adjusted Premium Payment rather than as a percentage of Separate Account assets. This means that the dollar amount of this charge will be unaffected by fluctuations in market performance. Generally, in a rising market, the structure of this charge will benefit the policyowner because the charge, when measured as a percentage of Separate Account assets, will be reduced. On the other hand, in a flat or declining market, this structure will result in an increase in the charge when measured as a percentage of Separate Account assets.

     Another difference is that the Mortality and Expense Risk and Administrative Costs charge is deducted by reducing the number of Accumulation Units held in your policy, rather than by reducing the value of those Accumulation Units.

     In a rising market, since each Accumulation Unit will have a relatively greater value, fewer Accumulation Units will be deducted from your policy for the Mortality and Expense Risk and Administrative Costs charge. In a declining market, since each Accumulation Unit will have a relatively lower value, more Accumulation Units will be deducted from your policy for the Mortality and Expense Risk and Administrative Costs charge. The value of your policy will depend on the number of Accumulation Units you own and the value of those units.

CALCULATING THE MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE AND THE LONGEVITY BENEFIT CHARGE

     Below are examples of how the Mortality and Expense Risk and Administrative Costs Charge and the Longevity Benefit Charge will be calculated and deducted. The examples are purely hypothetical and are for illustrative purposes only.

     The examples assume an Adjusted Premium Payment of $10,000 on September 1st with the Mortality and Expense Risk and Administrative Costs charge and the Longevity Benefit charge being deducted each policy quarter.

     Examples 1 and 2 show how the dollar amount of the Mortality and Expense Risk and Administrative Costs charge and the Longevity Benefit charge will remain stable regardless of fluctuations in the policy's Accumulation Value.

                                         EXAMPLE 1
     Adjusted Premium Payment on September 1st                                       $10,000

     Variable Accumulation Value on December 1st                                     $12,000
       (end of the first policy quarter)

     Longevity Benefit Charge deducted on December 1st                  $25 ($10,000 X .25%)

     Mortality and Expense Risk and Administrative                $33.75 ($10,000 X 0.3375%)
       Costs Charge deducted on December 1st

     We will deduct $58.75 worth of Accumulation Units from the Investment Divisions you have selected on a pro-rata basis.

                                         EXAMPLE 2
     Adjusted Premium Payment on September 1st                                       $10,000

     Variable Accumulation Value on December 1st                                      $7,500
       (end of the first Policy quarter)

     Longevity Benefit Charge deducted on December 1st                  $25 ($10,000 X .25%)

     Mortality and Expense Risk and Administrative                $33.75 ($10,000 X 0.3375%)
       Costs Charge deducted on December 1st

     We will deduct $58.75 worth of Accumulation Units from the Investment Divisions you have selected on a pro-rata basis.

     Example 3 shows how a Partial Withdrawal in excess of the free withdrawal amount can reduce the Adjusted Premium Payment under the policy for the purposes of calculating the Mortality and Expense Risk and Administrative Costs Charge. Please note that a partial withdrawal in excess of the free withdrawal amount does not affect the calculation of the Longevity Benefit Charge.

                                           EXAMPLE 3
     Adjusted Premium Payment on September 1st                                           $10,000
     Variable Accumulation Value on October 15th                                         $12,500
     Gain in the Policy                                                                   $2,500
     Partial Withdrawal on October 15th                                                   $3,500
     Surrender Charge Deducted From Partial Withdrawal
       Amount                                                                  $80 ($1,000 X 8%)
     Amount Sent to Policyowner                                                           $3,420
     Remaining Adjusted Premium Payment                                                   $9,000
     Variable Accumulation Value on December 1st (end of the
       first policy quarter)                                                              $9,500
     Mortality and Expense Risk and Administrative Costs
       Charge deducted on December 1st (end of first policy   $32.01 (($10,000 X 44/91 X 0.3375%
       quarter in which there are 91 days)                          + $9,000 X 47/91 X 0.3375%))
     Longevity Benefit Charge deducted on December 1st                      $25 ($10,000 x .25%)
     Variable Accumulation Value on March 1st (end of the
       second policy quarter)                                                            $11,000
     Mortality & Expense Risk and Administrative Costs
       Charge deducted on March 1st (end of second policy
       quarter)                                                        $30.38 ($9,000 X 0.3375%)
     Longevity Benefit Charge deducted on March 1st                         $25 ($10,000 X .25%)
     We will deduct $55.38 worth of Accumulation Units from
       the Investment Divisions you have selected on a
       pro-rata basis.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

                                 OTHER CHARGES

     (a) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. This charge of $30 is imposed each Policy Year and on the date of surrender. We deduct the annual policy service charge from each Investment Division, the DCA Advantage Account, and Fixed Account, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (b) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's Prospectus and/or statement of additional information.

     (c) Annual Death Benefit Reset (ADBR) Rider Charge (optional)

     If you select the ADBR Rider, We will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payment. This charge will continue to be deducted while the contract remains in force.

     The charge for the ADBR Rider is based upon the issue age of you or the annuitant, whoever is older and will not change once your policy is issued. The maximum annual charge is the greater of 1.00% of the amount that is reset on the last Policy Anniversary, or the premium payment made under the policy. You should check with your Registered Representative to determine the percentage We are currently charging. As of the date of this Prospectus, the annual charge is 0.30% (0.0750% per quarter).

     (d) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider, We will deduct a charge each policy quarter that the Rider is in effect based on the Accumulation Value. We will deduct this charge beginning in the first policy quarter after the Policy Date. This charge will be deducted quarterly from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value.

     The maximum annual charge is 1% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The charge, as of the date of this Prospectus, for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your Registered Representative to determine the percentage We are currently charging. This charge will not change once your policy is issued.

     (e) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset reallocation do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, We may reduce the surrender charge and the policy service charge or change the minimum premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to Our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, (ii) at the Annuity Commencement Date or (iii) at the Longevity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5% of the premium payment. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. Facsimile transmissions are not acceptable and will not be honored at any time. The amount available upon surrender is the Accumulation Value on the Business Day that VPSC receives the request, less any surrender charges, taxes that We may deduct, Mortality and Expense Risk and Administrative Costs Charge, Longevity Benefit Charge and annual Policy Service charge, if applicable. The amount of any partial withdrawal must not reduce the percentage of the premium payment invested in the Investment Divisions (at the time the partial withdrawal request is made) to less than 25% of the amount of the premium payment (the "25% investment minimum"). If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments."). We also reserve the right to reject any surrender or withdrawal request that is not in "good order". Good order means that your surrender or withdrawal request must: (i) include the name of the policyowner and the policy number; (ii) include, in the case of withdrawals, the amount to be withdrawn (stated in dollars); (iii) in the case of a partial withdrawal request that violates the 25% investment minimum, include a completed partial withdrawal request form which clearly indicates, among other things, the instructions that you direct NYLIAC to follow regarding the processing of such partial withdrawal (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals--Partial Withdrawals"); (iv) include the signature of the policyowner and all other required persons; and (v) include any other documentation, acknowledgements and/or information that may be required.

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Amounts surrendered and withdrawn may be subject to taxation and a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA (when available) within the first two years of your participation in the SIMPLE IRA plan). (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We will deduct a surrender charge and any state premium tax, if applicable, the Mortality and Expense Risk and Administrative Costs Charge, the Longevity Benefit Charge and the annual Policy Service Charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be subject to taxation and the 10% penalty tax provisions may be applicable. (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA (when available) within the first two years of your participation in the SIMPLE IRA plan). (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     IF THE POLICY IS SURRENDERED FOR ITS ACCUMULATION VALUE PRIOR TO THE LONGEVITY COMMENCEMENT DATE, NO LONGEVITY INCOME PAYMENTS WILL BE MADE.

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless We agree otherwise. We will withdraw the amount from the Investment Divisions, the Fixed Account and the DCA Advantage Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Investment Divisions and the DCA Advantage Account, We will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be subject to taxation and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is equal to the value in any of the Investment Divisions, the Fixed Account or the DCA Advantage Account from which the partial withdrawal is being made, We will pay the entire value of that Investment Division, the Fixed Account or the DCA Advantage Account, less any surrender charge that may apply to you. Also note that partial withdrawal requests for amounts greater than $19,999, or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 17 of this Prospectus.

     A partial withdrawal request that violates the 25% investment minimum could result in the surrender of your policy and the loss of the Longevity Benefit. The 25% investment minimum is designed to assure that the policy will have sufficient value to support the Longevity Benefit Charge, the Mortality and Expense Risk and Administrative Costs Charge, and any optional rider charges.

     IN ORDER TO EFFECT A PARTIAL WITHDRAWAL THAT VIOLATES THE 25% INVESTMENT MINIMUM, YOU MUST COMPLETE A PARTIAL WITHDRAWAL REQUEST FORM WHICH INDICATES, AMONG OTHER THINGS, THE INSTRUCTIONS YOU DIRECT NYLIAC TO FOLLOW REGARDING THE PROCESSING OF SUCH PARTIAL WITHDRAWAL. In completing the partial withdrawal request form, you must choose one of the following two options:

     (1) NYLIAC will adjust the amount of the partial withdrawal request such that the percentage of the premium payment invested in the Investment Divisions (at the time the partial withdrawal request is made) is not reduced below 25% of the amount of the premium payment; or

     (2) you agree to surrender the policy for its Accumulation Value, less any applicable fees and charges.

     ANY PARTIAL WITHDRAWAL REQUEST THAT VIOLATES THE 25% INVESTMENT MINIMUM MADE WITH A PARTIAL WITHDRAWAL REQUEST FORM THAT DOES NOT INDICATE EITHER OF THE OPTIONS NOTED ABOVE WILL BE DEEMED NOT IN GOOD ORDER. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals").

     Please note that if you direct NYLIAC to exercise the first option, We will inform you in writing of the revised partial withdrawal amount and pay such amount in accordance with the terms set forth in this Prospectus. IF YOU DIRECT NYLIAC TO EXERCISE THE SECOND OPTION, YOUR POLICY WILL BE SURRENDERED AND THE LONGEVITY BENEFIT WILL NO LONGER BE PAYABLE TO YOU.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process Periodic Partial Withdrawals you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. We must receive this request at least five Business Days before the date the distributions are scheduled to begin. If your request for this option is received fewer than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify the Investment Divisions and Fixed Account from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as We may permit. Periodic partial withdrawals may be subject to taxation and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, We will withdraw money on a pro-rata basis from each Investment Division, and the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on premiums allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless We agree otherwise.

     If a periodic partial withdrawal arrangement would result in a violation of the 25% investment minimum, the periodic partial withdrawal arrangement will be cancelled. This limitation is designed to assure that the policy will have sufficient value to support the Longevity Benefit Charge, the Mortality and Expense Risk and Administrative Costs Charge, and any optional rider charges. If a periodic partial withdrawal exceeds this limitation, you may adjust it accordingly, or surrender the policy for its Accumulation Value as described above. The Longevity Benefit will no longer be payable to you.

     (d) Hardship Withdrawals

     Under certain Qualified Policies (when available), the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs, SIMPLE IRAs and SEP-IRA policies (when available), the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs (when available), the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs (when available), the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     NYLIAC will not terminate your policy on or prior to the Longevity Commencement Date. After the Longevity Commencement Date, NYLIAC reserves the right to terminate your policy, subject to applicable state laws or regulations, if your policy is reduced to an amount that would provide on the Annuity Commencement Date, Income Payments of less than $20 per month, or an amount that is insufficient to cover the annual Policy Service Charge, the Mortality and Expense Risk and Administrative Costs Charge, and other applicable optional rider charges.

     The minimum Accumulation Value you are required to maintain in your policy to yield Income Payments of $20 per month so that We do not terminate your policy is determined according to the following formula:

     $1,000 X ($20/Y), where

     (Y) equals the factor obtained from the Life Income--Guaranteed Period Payment Option Table contained in Section Two of the policy which corresponds to the gender of the Annuitant and the age (as adjusted for the time period during which the Income Payments are scheduled to begin) of the Annuitant.

     We have set forth below an example of how the minimum Accumulation Value would be calculated. We have assumed the following:

     (1) The Annuitant is a male age 75 with an adjusted age of 74.

     (2) Income Payments begin in 2016.

     The minimum Accumulation Value would be equal to

        $1,000 X ($20/Y), where
        Y=5.56
        $1,000 X ($20/5.56)
        $1,000 X (3.60)
        =$3,600

     Therefore, in this example, the minimum Accumulation Value that the Annuitant would be required to maintain in the policy so that We do not terminate the policy would be $3,600.

     We will notify you of Our intention to exercise this right. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If We agree, you may change the Annuity Commencement Date to an earlier date. You may also defer the Annuity Commencement Date to a later date if We agree to it, provided that We receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. In addition, under certain circumstances, the Annuitant may receive reduced Longevity Income Payments if the Annuity Commencement Date occurs prior to the Longevity Commencement Date. (See "DISTRIBUTIONS UNDER THE POLICY--Longevity Income Payments"). The Annuity Commencement Date and Income Payment method for Qualified Policies (when available) may also be controlled by endorsements, the plan, or applicable law.

     LONGEVITY COMMENCEMENT DATE

     The Longevity Commencement Date is the date specified on the Policy Data Page. The Longevity Commencement Date is the day that Longevity Income Payments are scheduled to commence under the policy if the policy is in force and the Annuitant is living on the Longevity Commencement Date, and the premium payment has been made. The Longevity Commencement Date may not be changed under any circumstances. The Longevity Commencement Date and Longevity Income Payment method for Qualified Policies (when available) may also be controlled by endorsements, the plan or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     Unless amended by any rider attached to the policy, if you or the Annuitant dies prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, calculated as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 17 of this Prospectus. That amount will be the greater of:

     (a) the Accumulation Value, less Credits applied within the 12 months immediately preceding the date of death (unless prohibited by state law) less any Mortality and Expense Risk Charge and Administrative Costs Charge or the pro-rata portion thereof, or

     (b) the premium payments made, less any partial withdrawals and surrender charges on those partial withdrawals, less any rider charges and Longevity Benefit Charges, applied since the Policy Date, and any additional fees and charges that may apply.

     The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date We receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and We may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, We will apply all or part of these proceeds:

          (i) under the Life Income--Guaranteed Period Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

          (ii) under another Income Payment Option We may offer at the time.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments" below.)

     If your spouse is the sole primary Beneficiary, We can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner, and,
(b) the Annuitant, if you were the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in question 17 of this Prospectus, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     DEATH BEFORE LONGEVITY COMMENCEMENT

     Unless amended by any rider attached to the policy, in the event that the policyowner is not the Annuitant and the Annuitant dies before the Longevity Commencement Date, the policy would end and no Longevity Income Payments would be payable. We will pay an amount as proceeds to the designated beneficiary which shall be the greater of:

     (a) the Accumulation Value, less Credits applied within the 12 months immediately preceding the date of death (unless prohibited by state law) less any Mortality and Expense Risk Charge and Administrative Costs Charge or the pro-rata portion thereof, or

     (b) the premium payment made, less any partial withdrawals and surrender charges on those partial withdrawals, less any rider charges and Longevity Benefit Charges applied since the Policy Date, and any additional fees and charges that may apply.

     Generally, if you die and are also the Annuitant, we will pay an amount as proceeds to the designated Beneficiary equal to the amount set forth above in this section of the Prospectus. In addition, in the event that your spouse is the sole Beneficiary and continues the policy as the new Annuitant, the Longevity Benefit will end and the Longevity Benefit Charge will be discontinued as of the date that we receive notification of your death.

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income--Guaranteed Period Payment Option or under such other option We may offer at that time where permitted by state laws. These payments are separate from and in addition to the Longevity Income Payments described below. We will require that a lump sum payment be made if your policy is reduced to an amount that would provide on the Annuity Commencement Date, Income Payments of less than $20 per month, or an amount that is insufficient to cover the annual Policy Service Charge, the Mortality and Expense Risk and Administrative Costs Charge, the Longevity Benefit Charge and other applicable optional rider charges. If the Life Income Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment We agree to at any time before the Annuity Commencement Date. To change the Income Payment Option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income--Guaranteed Period Payment Option is chosen, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each Income Payment should be greater. We will make payments under the Life Income--Guaranteed Period Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. If you select an Income Payment Option with a 10 year guarantee, your payments will be less than those you would receive under an option without the guarantee. NYLIAC does not currently offer variable Income Payment Options.

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the premium payment made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     LONGEVITY INCOME PAYMENTS

     On the Longevity Commencement Date, We will start to make Longevity Income Payments to you or the Payee(s) designated by you, if the policy is in force and the Annuitant is living on the Longevity Commencement Date, and the premium payment has been made. Longevity Income Payments will be made monthly in the amount shown on the Policy Data Page separate from and in addition to the Income Payments described above. Once started, Longevity Income Payments will continue as long as the Annuitant is living. Income Payments, on the other hand, continue for a period of 10 years from the Annuity Commencement Date under the Life Income--Guaranteed Period Payment Option, even if the Annuitant dies prior to the end of the guaranteed period. The amount of the Longevity Income Payments is determined on the Policy Date and is not dependent on the performance of the underlying Investment Divisions. The amount of the Income Payments is determined on the Annuity Commencement Date and is dependent on the performance of the underlying Investment Divisions since the policy's Accumulation Value is applied to provide the Income Payment. Longevity Income Payments are based on, among other things, the amount of the premium payment and the age of the Annuitant stated on the policy application.

     The Longevity Income Payment will not be payable to you or may be reduced under the circumstances set forth below.

     No Longevity Income Payments will be payable to you if you choose an Income Payment option other than the Life Income--Guaranteed Period Payment Option prior to the Longevity Commencement Date, you surrender the policy for its Accumulation Value prior to the Longevity Commencement Date, or your spouse continues the policy as the new Annuitant upon your death. In the event that the Annuity Commencement Date occurs prior to the Longevity Commencement Date, you may receive reduced Longevity Income Payments if the Income Payments are received under the Life Income -- Guarantee Period Payment Option. The Longevity Income Payments would be reduced according to the following formula:

     a X (b/c), where

     (a) equals the Longevity Income Payment set forth on the Policy Data Page;

     (b) equals the Policy Year quarters in which a Longevity Benefit Charge was assessed; and

     (c) equals Policy Year quarters that Longevity Benefit Charges would have been assessed had the Annuity Commencement Date not been changed.

     Any Longevity Income Payments reduced in the manner set forth above would begin on the Longevity Commencement Date shown on the Policy Data Page, provided that the Annuitant is living on such date.

     We have set forth an example of how the Longevity Income Payment would be reduced. We have assumed the following:

     (1) The Longevity Income Payment set forth on the Policy Data Page is $900

     (2) The Longevity Benefit Charge was assessed for 40 policy quarters (10 years)

     (3) The Longevity Benefit Charge would have been assessed for 120 policy quarters (30 years) if the Annuity Commencement Date did not occur prior to the Longevity Commencement Date

     (4) as noted above, the reduced Longevity Income Payments would be equal to a X (b/c), where a=$900, b=40 and c=120

         $900 X (40/120)
         $900 X (.33)
         = $300

     Therefore, in this example, you would receive reduced Longevity Income Payments of $300 per month.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in question 17 of this Prospectus.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

      (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

      (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

      (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 17 of this Prospectus. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner's estate. The proceeds noted in this section that may be payable to one or more Beneficiaries do not include Longevity Income Payments, which end when the Annuitant dies.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)

     With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Advantage Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated to the Fixed Account. Interest rates will be set on the anniversary of the premium payment. The portion of the premium payment allocated to the Fixed Account, any Credit thereon plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation was made.

     (b) Transfers to the Investment Divisions

     You may transfer monies allocated from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date subject to the following conditions:

     1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

     2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) 20% of the Fixed Accumulation value at the beginning of the Policy Year. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount will be included in the transfer, unless NYLIAC in its discretion determines otherwise.

     Any portion of the premium payment transferred from the Fixed Account to the Investment Divisions is subject to a Mortality and Expense Risk and Administrative Costs Charge.

     We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which We credit interest on monies remaining in the Fixed Account.

     You must make transfer requests either in writing in a form acceptable to Us and sent to VPSC at one of the addresses listed in Question 17 of this Prospectus or by telephone in accordance with established procedures or through Our Virtual Service Center. Facsimile requests will not be accepted or processed. YOU MAY NOT MAKE TRANSFERS INTO THE FIXED ACCOUNT.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments in the same order in which you allocated such payments to the Fixed Account during the life of the policy).

                           THE DCA ADVANTAGE ACCOUNT

     Like the Fixed Account, the DCA Advantage Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under "THE FIXED ACCOUNT" equally applies to the DCA Advantage Account.

     NYLIAC will set interest rates in advance for each date on which We may receive the premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page. Premium payments into the DCA Advantage Account and any Credit thereon will receive the applicable interest rate in effect on the Business Day We receive the premium payment.

     The annual effective rate that We declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. AS OF THE DATE OF THIS PROSPECTUS, WE ISSUE ONLY NON-QUALIFIED POLICIES. THE FOLLOWING DISCUSSION DOES NOT APPLY TO THE EXTENT THAT IT RELATES TO QUALIFIED POLICIES. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS's view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

     In the case of Longevity Income Payments received before the Annuity Commencement Date, generally it is the IRS's view that such payments are first treated as taxable income to the extent that the Accumulation Value immediately before the payment exceeds the investment in the contract at that time. Any additional Longevity Income Payments received before the Annuity Commencement Date are not taxable to the extent of the remaining investment in the contract. Once the investment in the contract has been fully recovered, any additional payments under the annuity contract will be fully taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policyowner's or Annuitant's death or disability, (3) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should contact a tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies (when available) are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if the plan so permits and all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's or eligible retirement plan participant's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

          (e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2007 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

     The Qualified Policies are subject to the required minimum distribution ("RMD") rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service ("IRS"). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

     Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

     Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

     TAXATION OF DEATH BENEFITS

     The tax treatment of amounts distributed from your policy upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the policy. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the policy.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a Broker-Dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by Registered Representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a Broker-Dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she is qualified to offer many forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     Your Registered Representative will receive compensation for selling you this policy or any other investment product. The amount of compensation received by your Registered Representative will vary depending on the policy that he or she sells and on sales production goals.

     The maximum commission paid to Broker-Dealers who have entered into dealer agreements with NYLIFE Distributors is typically 6.25% of the premium payment received under the policy. The total commissions paid for New York Life Longevity Benefit Variable Annuity policies during the year ending December 31, 2006 were $3,345. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

     New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents, and sales.

     NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, New York Life sponsors recognition programs, qualification for which depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions We receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of the Policies................................    3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

 How to obtain a New York Life Longevity Benefit Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

  Please send me a New York Life Longevity Benefit Variable Annuity Statement
                  of Additional Information dated May 1, 2007:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2007

     In the states of Alabama, Illinois, Kentucky, Maryland, Massachusetts, Minnesota, New Jersey, New York, Oregon, Pennsylvania, South Carolina, Utah and Washington, the percentages applied to calculate the maximum surrender charge under this policy are modified as set forth below. This Appendix modifies the May 1, 2007 Prospectus for the policy to describe the modified surrender charges under the policy that are required in certain states.

POLICY YEAR                                                   SURRENDER CHARGE
-----------                                                   ----------------
 1..........................................................         8%
 2..........................................................         8%
 3..........................................................         7%
 4..........................................................         6%
 5..........................................................         5%
 6..........................................................         4%
 7..........................................................         3%
 8..........................................................         2%
 9..........................................................         1%
10..........................................................         1%
11+.........................................................         0%

     Also, as a result of lower surrender charges, the "Expenses if you surrender your policy" in the Examples beginning on Page 10 are modified as follows:

     You would pay the following expenses on a $10,000 allocation to one of the Investment Divisions listed, assuming a 5% annual return on assets.

                                      EXPENSES IF YOU SURRENDER YOUR POLICY
-------------------------------------------------------------------------------
      INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR
-------------------------------------------------------------------------------
MAINSTAY VP BALANCED--SERVICE CLASS
without any Riders..............  $1,091.23   $1,755.41   $2,339.11   $3,949.78
with EBB Rider..................  $1,119.48   $1,838.50   $2,476.18   $4,213.54
with ADBR Rider.................  $1,119.07   $1,837.30   $2,474.20   $4,209.78
with All Riders.................  $1,147.32   $1,920.39   $2,611.27   $4,473.54
-------------------------------------------------------------------------------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders..............  $1,059.86   $1,662.53   $2,184.85   $3,647.47
with EBB Rider..................  $1,088.20   $1,746.48   $2,324.32   $3,921.05
with ADBR Rider.................  $1,087.70   $1,744.99   $2,321.86   $3,916.28
with All Riders.................  $1,116.04   $1,828.94   $2,461.34   $4,189.86
-------------------------------------------------------------------------------
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders..............  $1,069.36   $1,690.75   $2,231.82   $3,740.15
with EBB Rider..................  $1,097.68   $1,774.43   $2,370.56   $4,010.70
with ADBR Rider.................  $1,097.20   $1,773.03   $2,368.26   $4,006.26
with All Riders.................  $1,125.52   $1,856.72   $2,507.00   $4,276.85
-------------------------------------------------------------------------------
MAINSTAY VP CASH MANAGEMENT
without any Riders..............  $1,036.10   $1,591.75   $2,066.55   $3,411.70
with EBB Rider..................  $1,064.52   $1,676.35   $2,207.86   $3,692.94
with ADBR Rider.................  $1,063.94   $1,674.65   $2,205.03   $3,687.35
with All Riders.................  $1,092.36   $1,759.24   $2,346.35   $3,968.57
-------------------------------------------------------------------------------
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders..............  $1,059.86   $1,662.53   $2,184.85   $3,647.47
with EBB Rider..................  $1,088.20   $1,746.48   $2,324.32   $3,921.05
with ADBR Rider.................  $1,087.70   $1,744.99   $2,321.86   $3,916.28
with All Riders.................  $1,116.04   $1,828.94   $2,461.34   $4,189.86
-------------------------------------------------------------------------------
MAINSTAY VP CONSERVATIVE ALLOCATION--SERVICE CLASS
without any Riders..............  $1,095.03   $1,766.62   $2,357.65   $3,985.73
with EBB Rider..................  $1,123.27   $1,849.60   $2,494.43   $4,248.33
with ADBR Rider.................  $1,122.87   $1,848.44   $2,492.53   $4,244.70
with All Riders.................  $1,151.11   $1,931.43   $2,629.30   $4,507.30
-------------------------------------------------------------------------------
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders..............  $1,071.27   $1,696.38   $2,241.20   $3,758.56
with EBB Rider..................  $1,099.57   $1,780.02   $2,379.80   $4,028.54
with ADBR Rider.................  $1,099.11   $1,778.64   $2,377.52   $4,024.15
with All Riders.................  $1,127.41   $1,862.26   $2,516.10   $4,294.12
-------------------------------------------------------------------------------
MAINSTAY VP DEVELOPING GROWTH--SERVICE CLASS
without any Riders..............  $1,101.68   $1,786.21   $2,390.04   $4,048.31
with EBB Rider..................  $1,129.90   $1,869.02   $2,526.30   $4,308.87
with ADBR Rider.................  $1,129.52   $1,867.92   $2,524.51   $4,305.45
with All Riders.................  $1,157.74   $1,950.73   $2,660.78   $4,565.99
-------------------------------------------------------------------------------
MAINSTAY VP FLOATING RATE--SERVICE CLASS
without any Riders..............  $1,076.97   $1,713.27   $2,269.25   $3,813.61
with EBB Rider..................  $1,105.26   $1,796.75   $2,407.41   $4,081.78
with ADBR Rider.................  $1,104.81   $1,795.42   $2,405.23   $4,077.60
with All Riders.................  $1,133.10   $1,878.90   $2,543.38   $4,345.78
-------------------------------------------------------------------------------

                                      EXPENSES IF YOU SURRENDER YOUR POLICY
-------------------------------------------------------------------------------
      INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR
-------------------------------------------------------------------------------
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders..............  $1,064.62   $1,676.66   $2,208.37   $3,693.94
with EBB Rider..................  $1,092.94   $1,760.46   $2,347.47   $3,966.01
with ADBR Rider.................  $1,092.46   $1,759.03   $2,345.10   $3,961.40
with All Riders.................  $1,120.78   $1,842.84   $2,484.19   $4,233.46
-------------------------------------------------------------------------------
MAINSTAY VP GROWTH ALLOCATION--SERVICE CLASS
without any Riders..............  $1,103.58   $1,791.81   $2,399.26   $4,066.10
with EBB Rider..................  $1,131.79   $1,874.57   $2,535.40   $4,326.08
with ADBR Rider.................  $1,131.42   $1,873.48   $2,533.62   $4,322.72
with All Riders.................  $1,159.63   $1,956.24   $2,669.75   $4,582.69
-------------------------------------------------------------------------------
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders..............  $1,063.66   $1,673.83   $2,203.67   $3,684.66
with EBB Rider..................  $1,091.99   $1,757.67   $2,342.84   $3,957.03
with ADBR Rider.................  $1,091.50   $1,756.21   $2,340.44   $3,952.38
with All Riders.................  $1,119.83   $1,840.06   $2,479.63   $4,224.76
-------------------------------------------------------------------------------
MAINSTAY VP ICAP SELECT EQUITY--SERVICE CLASS
without any Riders..............  $1,098.83   $1,777.83   $2,376.18   $4,021.55
with EBB Rider..................  $1,127.06   $1,860.71   $2,512.67   $4,282.98
with ADBR Rider.................  $1,126.67   $1,859.58   $2,510.81   $4,279.45
with All Riders.................  $1,154.90   $1,942.46   $2,647.29   $4,540.89
-------------------------------------------------------------------------------
MAINSTAY VP INCOME & GROWTH--SERVICE CLASS
without any Riders..............  $1,088.37   $1,746.98   $2,325.17   $3,922.70
with EBB Rider..................  $1,116.63   $1,830.15   $2,462.45   $4,187.32
with ADBR Rider.................  $1,116.21   $1,828.93   $2,460.44   $4,183.49
with All Riders.................  $1,144.47   $1,912.09   $2,597.72   $4,448.12
-------------------------------------------------------------------------------
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders..............  $1,097.88   $1,775.02   $2,371.54   $4,012.61
with EBB Rider..................  $1,126.11   $1,857.93   $2,508.11   $4,274.33
with ADBR Rider.................  $1,125.72   $1,856.80   $2,506.25   $4,270.78
with All Riders.................  $1,153.95   $1,939.71   $2,642.80   $4,532.50
-------------------------------------------------------------------------------
MAINSTAY VP LARGE CAP GROWTH--SERVICE CLASS
without any Riders..............  $1,086.47   $1,741.37   $2,315.87   $3,904.61
with EBB Rider..................  $1,114.74   $1,824.59   $2,453.29   $4,169.83
with ADBR Rider.................  $1,114.31   $1,823.35   $2,451.26   $4,165.93
with All Riders.................  $1,142.58   $1,906.57   $2,588.69   $4,431.17
-------------------------------------------------------------------------------
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders..............  $1,099.78   $1,780.62   $2,380.80   $4,030.49
with EBB Rider..................  $1,128.00   $1,863.48   $2,517.21   $4,291.62
with ADBR Rider.................  $1,127.62   $1,862.36   $2,515.37   $4,288.12
with All Riders.................  $1,155.84   $1,945.22   $2,651.80   $4,549.27
-------------------------------------------------------------------------------
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders..............  $1,088.37   $1,746.98   $2,325.17   $3,922.70
with EBB Rider..................  $1,116.63   $1,830.15   $2,462.45   $4,187.32
with ADBR Rider.................  $1,116.21   $1,828.93   $2,460.44   $4,183.49
with All Riders.................  $1,144.47   $1,912.09   $2,597.72   $4,448.12
-------------------------------------------------------------------------------
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders..............  $1,084.57   $1,735.77   $2,306.57   $3,886.48
with EBB Rider..................  $1,112.84   $1,819.03   $2,444.14   $4,152.30
with ADBR Rider.................  $1,112.41   $1,817.78   $2,442.07   $4,148.34
with All Riders.................  $1,140.68   $1,901.04   $2,579.64   $4,414.15
-------------------------------------------------------------------------------

                                      EXPENSES IF YOU SURRENDER YOUR POLICY
-------------------------------------------------------------------------------
      INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR
-------------------------------------------------------------------------------
MAINSTAY VP MODERATE ALLOCATION--SERVICE CLASS
without any Riders..............  $1,085.53   $1,738.57   $2,311.22   $3,895.55
with EBB Rider..................  $1,113.79   $1,821.81   $2,448.72   $4,161.07
with ADBR Rider.................  $1,113.37   $1,820.57   $2,446.67   $4,157.15
with All Riders.................  $1,141.63   $1,903.81   $2,584.16   $4,422.66
-------------------------------------------------------------------------------
MAINSTAY VP MODERATE GROWTH ALLOCATION--SERVICE CLASS
without any Riders..............  $1,089.33   $1,749.81   $2,329.83   $3,931.74
with EBB Rider..................  $1,117.58   $1,832.94   $2,467.03   $4,196.08
with ADBR Rider.................  $1,117.17   $1,831.73   $2,465.03   $4,192.27
with All Riders.................  $1,145.42   $1,914.86   $2,602.24   $4,456.61
-------------------------------------------------------------------------------
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders..............  $1,043.71   $1,614.45   $2,104.55   $3,487.79
with EBB Rider..................  $1,072.10   $1,698.83   $2,245.26   $3,766.56
with ADBR Rider.................  $1,071.55   $1,697.20   $2,242.56   $3,761.23
with All Riders.................  $1,099.94   $1,781.59   $2,383.28   $4,040.01
-------------------------------------------------------------------------------
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders..............  $1,103.58   $1,791.81   $2,399.26   $4,066.10
with EBB Rider..................  $1,131.79   $1,874.57   $2,535.40   $4,326.08
with ADBR Rider.................  $1,131.42   $1,873.48   $2,533.62   $4,322.72
with All Riders.................  $1,159.63   $1,956.24   $2,669.75   $4,582.69
-------------------------------------------------------------------------------
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders..............  $1,066.52   $1,682.29   $2,217.76   $3,712.43
with EBB Rider..................  $1,094.84   $1,766.04   $2,356.71   $3,983.91
with ADBR Rider.................  $1,094.36   $1,764.63   $2,354.37   $3,979.38
with All Riders.................  $1,122.68   $1,848.39   $2,493.31   $4,250.83
-------------------------------------------------------------------------------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders..............  $1,070.32   $1,693.57   $2,236.52   $3,749.37
with EBB Rider..................  $1,098.63   $1,777.23   $2,375.19   $4,019.64
with ADBR Rider.................  $1,098.16   $1,775.84   $2,372.90   $4,015.22
with All Riders.................  $1,126.47   $1,859.50   $2,511.56   $4,285.50
-------------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders..............  $1,098.83   $1,777.83   $2,376.18   $4,021.55
with EBB Rider..................  $1,127.06   $1,860.71   $2,512.67   $4,282.98
with ADBR Rider.................  $1,126.67   $1,859.58   $2,510.81   $4,279.45
with All Riders.................  $1,154.90   $1,942.46   $2,647.29   $4,540.89
-------------------------------------------------------------------------------
CVS CALVERT SOCIAL BALANCED PORTFOLIO
without any Riders..............  $1,073.17   $1,702.02   $2,250.56   $3,776.95
with EBB Rider..................  $1,101.47   $1,785.59   $2,389.00   $4,046.32
with ADBR Rider.................  $1,101.01   $1,784.22   $2,386.75   $4,041.99
with All Riders.................  $1,129.31   $1,867.82   $2,525.21   $4,311.37
-------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES--CLASS B
without any Riders..............  $1,096.93   $1,772.23   $2,366.92   $4,003.67
with EBB Rider..................  $1,125.16   $1,855.16   $2,503.55   $4,265.67
with ADBR Rider.................  $1,124.77   $1,854.02   $2,501.67   $4,262.10
with All Riders.................  $1,153.00   $1,936.94   $2,638.30   $4,524.09
-------------------------------------------------------------------------------
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders..............  $1,093.13   $1,761.02   $2,348.39   $$3,967.78
with EBB Rider..................  $1,121.37   $1,844.06   $2,485.32   $4,230.96
with ADBR Rider.................  $1,120.97   $1,842.88   $2,483.37   $4,227.26
with All Riders.................  $1,149.21   $1,925.92   $2,620.30   $4,490.44
-------------------------------------------------------------------------------

                                      EXPENSES IF YOU SURRENDER YOUR POLICY
-------------------------------------------------------------------------------
      INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR
-------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders..............  $1,073.17   $1,702.02   $2,250.56   $3,776.95
with EBB Rider..................  $1,101.47   $1,785.59   $2,389.00   $4,046.32
with ADBR Rider.................  $1,101.01   $1,784.22   $2,386.75   $4,041.99
with All Riders.................  $1,129.31   $1,867.82   $2,525.21   $4,311.37
-------------------------------------------------------------------------------
FIDELITY(R) VIP EQUITY INCOME--SERVICE CLASS 2
without any Riders..............  $1,064.62   $1,676.66   $2,208.37   $3,693.94
with EBB Rider..................  $1,092.94   $1,760.46   $2,347.47   $3,966.01
with ADBR Rider.................  $1,092.46   $1,759.03   $2,345.10   $3,961.40
with All Riders.................  $1,120.78   $1,842.84   $2,484.19   $4,233.46
-------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders..............  $1,075.07   $1,707.64   $2,259.91   $3,795.29
with EBB Rider..................  $1,103.36   $1,791.17   $2,398.21   $4,064.08
with ADBR Rider.................  $1,102.91   $1,789.83   $2,396.00   $4,059.80
with All Riders.................  $1,131.20   $1,873.36   $2,534.30   $4,328.59
-------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders..............  $1,065.56   $1,679.46   $2,213.07   $3,703.19
with EBB Rider..................  $1,093.89   $1,763.26   $2,352.09   $3,974.96
with ADBR Rider.................  $1,093.40   $1,761.83   $2,349.72   $3,970.38
with All Riders.................  $1,121.73   $1,845.61   $2,488.75   $4,242.16
-------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders..............  $1,072.22   $1,699.20   $2,245.88   $3,767.77
with EBB Rider..................  $1,100.53   $1,782.80   $2,384.40   $4,037.43
with ADBR Rider.................  $1,100.06   $1,781.44   $2,382.13   $4,033.08
with All Riders.................  $1,128.37   $1,865.04   $2,520.65   $4,302.76
-------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders..............  $1,092.18   $1,758.21   $2,343.74   $3,958.79
with EBB Rider..................  $1,120.42   $1,841.27   $2,480.74   $4,222.23
with ADBR Rider.................  $1,120.02   $1,840.08   $2,478.78   $4,218.52
with All Riders.................  $1,148.26   $1,923.15   $2,615.77   $4,481.98
-------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders..............  $1,095.03   $1,766.62   $2,357.65   $3,985.73
with EBB Rider..................  $1,123.27   $1,849.60   $2,494.43   $4,248.33
with ADBR Rider.................  $1,122.87   $1,848.44   $2,492.53   $4,244.70
with All Riders.................  $1,151.11   $1,931.43   $2,629.30   $4,507.30
-------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders..............  $1,092.18   $1,758.21   $2,343.74   $3,958.79
with EBB Rider..................  $1,120.42   $1,841.27   $2,480.74   $4,222.23
with ADBR Rider.................  $1,120.02   $1,840.08   $2,478.78   $4,218.52
with All Riders.................  $1,148.26   $1,923.15   $2,615.77   $4,481.98
-------------------------------------------------------------------------------
NEUBERGER BERMAN AMT MID-CAP GROWTH--CLASS S
without any Riders..............  $1,096.93   $1,772.23   $2,366.92   $4,003.67
with EBB Rider..................  $1,125.16   $1,855.16   $2,503.55   $4,265.67
with ADBR Rider.................  $1,124.77   $1,854.02   $2,501.67   $4,262.10
with All Riders.................  $1,153.00   $1,936.94   $2,638.30   $4,524.09
-------------------------------------------------------------------------------
ROYCE MICRO-CAP PORTFOLIO--INVESTMENT CLASS
without any Riders..............  $1,111.19   $1,814.17   $2,436.14   $4,136.98
with EBB Rider..................  $1,139.37   $1,896.72   $2,571.69   $4,394.63
with ADBR Rider.................  $1,139.03   $1,895.70   $2,570.04   $4,391.50
with All Riders.................  $1,167.21   $1,978.24   $2,705.58   $4,649.16
-------------------------------------------------------------------------------

                                      EXPENSES IF YOU SURRENDER YOUR POLICY
-------------------------------------------------------------------------------
      INVESTMENT DIVISION           1 YR        3 YR        5 YR        10 YR
-------------------------------------------------------------------------------
ROYCE SMALL-CAP PORTFOLIO--INVESTMENT CLASS
without any Riders..............  $1,089.33   $1,749.81   $2,329.83   $3,931.74
with EBB Rider..................  $1,117.58   $1,832.94   $2,467.03   $4,196.08
with ADBR Rider.................  $1,117.17   $1,831.73   $2,465.03   $4,192.27
with All Riders.................  $1,145.42   $1,914.86   $2,602.24   $4,456.61
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders..............  $1,091.23   $1,755.41   $2,339.11   $3,949.78
with EBB Rider..................  $1,119.48   $1,838.50   $2,476.18   $4,213.54
with ADBR Rider.................  $1,119.07   $1,837.30   $2,474.20   $4,209.78
with All Riders.................  $1,147.32   $1,920.39   $2,611.27   $4,473.54
-------------------------------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders..............  $1,094.08   $1,763.82   $2,353.02   $3,976.76
with EBB Rider..................  $1,122.32   $1,846.82   $2,489.86   $4,239.63
with ADBR Rider.................  $1,121.92   $1,845.66   $2,487.94   $4,235.97
with All Riders.................  $1,150.16   $1,928.66   $2,624.79   $4,498.86
-------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders..............  $1,174.87   $1,999.93   $2,739.94   $4,708.21
with EBB Rider..................  $1,202.87   $2,080.78   $2,870.76   $4,947.24
with ADBR Rider.................  $1,202.71   $2,080.32   $2,870.03   $4,945.93
with All Riders.................  $1,230.71   $2,161.16   $3,000.84   $5,184.95
-------------------------------------------------------------------------------
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders..............  $1,093.13   $1,761.02   $2,348.39   $3,967.78
with EBB Rider..................  $1,121.37   $1,844.06   $2,485.32   $4,230.96
with ADBR Rider.................  $1,120.97   $1,842.88   $2,483.37   $4,227.26
with All Riders.................  $1,149.21   $1,925.92   $2,620.30   $4,490.44
-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2007
                                      FOR
                NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY
          (FORMERLY LIFESTAGES(R) LONGEVITY BENEFIT VARIABLE ANNUITY)
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 651, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Statement of Additional Information ("SAI") is not a Prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Longevity Benefit Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Longevity Benefit Variable Annuity Prospectus dated May 1, 2007. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, New York 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Longevity Benefit Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................     2
     Valuation of Accumulation Units........................     2
ANNUITY PAYMENTS............................................     2
GENERAL MATTERS.............................................     2
FEDERAL TAX MATTERS.........................................     3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................     3
     Tax Status of the Policies.............................     3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     4
STATE REGULATION............................................     4
RECORDS AND REPORTS.........................................     4
LEGAL PROCEEDINGS...........................................     5
FINANCIAL STATEMENTS........................................     5
OTHER INFORMATION...........................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") is determined by the following formula:

                                     (a/b)
Where: a = the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b = is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income--Guaranteed Period Payment Option during the lifetime of the Annuitant or under such other option we may offer at that time where permitted by state laws. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     LONGEVITY INCOME PAYMENTS. We will make equal Longevity Income Payments each month for the lifetime of the Annuitant, provided the policy is in force and the Annuitant is living on the Longevity Commencement Date, and the premium payment has been made under the policy.

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payment would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Annuitant's or Owner's lifetime. However, Longevity Income Payments are not subject to assignment, unless We are notified. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Annuitant's or Owner's lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 17 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner's surviving spouse, the policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See "HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?" in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006, included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2006, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.
--------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

                              FINANCIAL STATEMENTS

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

                                                                                                    MAINSTAY VP
                                                                MAINSTAY VP       MAINSTAY VP         CAPITAL
                                                                BALANCED--          BOND--        APPRECIATION--
                                                               SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $32,347,122       $19,393,081       $ 9,109,495
  Dividends due and accrued.................................             --                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................        102,151            29,413             4,215
                                                                -----------       -----------       -----------
      Total net assets......................................    $32,449,273       $19,422,494       $ 9,113,710
                                                                ===========       ===========       ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................    $32,449,273       $19,422,494       $ 9,113,710
                                                                ===========       ===========       ===========
    Variable accumulation unit value........................    $     11.58       $     11.18       $     12.94
                                                                ===========       ===========       ===========
Identified Cost of Investment...............................    $30,851,697       $19,165,062       $ 8,178,573
                                                                ===========       ===========       ===========

                                                                                  MAINSTAY VP
                                                                MAINSTAY VP       HIGH YIELD        MAINSTAY VP
                                                                  GROWTH           CORPORATE        ICAP SELECT
                                                               ALLOCATION--         BOND--           EQUITY--
                                                               SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                                              ---------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $26,511,379       $83,766,879       $10,077,866
  Dividends due and accrued.................................        321,244                --                --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation.....................................        434,535           261,842            63,272
                                                                -----------       -----------       -----------
      Total net assets......................................    $27,267,158       $84,028,721       $10,141,138
                                                                ===========       ===========       ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................    $27,267,158       $84,028,721       $10,141,138
                                                                ===========       ===========       ===========
    Variable accumulation unit value........................    $     11.22       $     13.86       $     14.86
                                                                ===========       ===========       ===========
Identified Cost of Investment...............................    $24,856,966       $79,196,128       $ 8,750,347
                                                                ===========       ===========       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV


                        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP
      MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       DEVELOPING        MAINSTAY VP       MAINSTAY VP
         CASH             STOCK--        ALLOCATION--      CONVERTIBLE--       GROWTH--       FLOATING RATE--    GOVERNMENT--
      MANAGEMENT       SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------------
      $18,425,001       $10,923,332       $12,725,038       $21,572,372       $ 8,354,849       $37,349,406       $13,254,036
           67,407                --           156,410                --                --           190,813                --
          272,455             7,618           102,522             7,231            34,319           104,874             6,324
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $18,764,863       $10,930,950       $12,983,970       $21,579,603       $ 8,389,168       $37,645,093       $13,260,360
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $18,764,863       $10,930,950       $12,983,970       $21,579,603       $ 8,389,168       $37,645,093       $13,260,360
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $      1.09       $     15.39       $     10.67       $     13.47       $     14.36       $     10.77       $     11.01
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $18,425,323       $ 9,637,105       $12,355,249       $19,497,939       $ 7,301,498       $37,418,849       $13,108,671
      ===========       ===========       ===========       ===========       ===========       ===========       ===========


      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
       INCOME &        INTERNATIONAL       LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE
       GROWTH--          EQUITY--          GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------------
      $ 8,253,456       $54,145,632       $ 9,018,088       $30,815,903       $38,433,669       $36,600,035       $28,953,237
               --                --                --                --                --                --           331,861
            9,460           188,739            42,156           144,259            69,150            44,008           296,383
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $ 8,262,916       $54,334,371       $ 9,060,244       $30,960,162       $38,502,819       $36,644,043       $29,581,481
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $ 8,262,916       $54,334,371       $ 9,060,244       $30,960,162       $38,502,819       $36,644,043       $29,581,481
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $     14.68       $     18.82       $     11.41       $     17.31       $     17.72       $     15.90       $     10.84
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $ 7,191,200       $44,889,793       $ 8,361,555       $27,580,820       $33,390,790       $32,971,396       $27,557,750
      ===========       ===========       ===========       ===========       ===========       ===========       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                               MAINSTAY VP
                                                                MODERATE          MAINSTAY VP        MAINSTAY VP
                                                                 GROWTH             S&P 500           SMALL CAP
                                                              ALLOCATION--          INDEX--           GROWTH--
                                                              SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                             -----------------------------------------------------
ASSETS:
  Investment at net asset value............................    $46,309,626        $49,635,165        $18,221,811
  Dividends due and accrued................................        598,061                 --                 --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation....................................        530,260             59,108             31,506
                                                               -----------        -----------        -----------
      Total net assets.....................................    $47,437,947        $49,694,273        $18,253,317
                                                               ===========        ===========        ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners...............................    $47,437,947        $49,694,273        $18,253,317
                                                               ===========        ===========        ===========
    Variable accumulation unit value.......................    $     11.01        $     14.69        $     13.88
                                                               ===========        ===========        ===========
Identified Cost of Investment..............................    $43,975,766        $42,505,147        $16,700,132
                                                               ===========        ===========        ===========

                                                               FIDELITY(R)
                                                                   VIP            FIDELITY(R)        JANUS ASPEN
                                                                 EQUITY-              VIP              SERIES
                                                                INCOME--           MID CAP--         BALANCED--
                                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE SHARES
                                                             -----------------------------------------------------
ASSETS:
  Investment at net asset value............................    $35,375,325        $40,411,191        $17,355,069
  Dividends due and accrued................................             --                 --                 --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation....................................         94,464             95,565              5,385
                                                               -----------        -----------        -----------
      Total net assets.....................................    $35,469,789        $40,506,756        $17,360,454
                                                               ===========        ===========        ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners...............................    $35,469,789        $40,506,756        $17,360,454
                                                               ===========        ===========        ===========
    Variable accumulation unit value.......................    $     15.30        $     19.17        $     13.70
                                                               ===========        ===========        ===========
Identified Cost of Investment..............................    $33,900,212        $36,734,026        $15,620,116
                                                               ===========        ===========        ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                                                                COLUMBIA
                                             ALGER                              SMALL CAP
      MAINSTAY VP                           AMERICAN           CALVERT         VALUE FUND,       DREYFUS IP        FIDELITY(R)
         TOTAL          MAINSTAY VP          SMALL             SOCIAL           VARIABLE         TECHNOLOGY            VIP
       RETURN--           VALUE--       CAPITALIZATION--      BALANCED          SERIES--          GROWTH--       CONTRAFUND(R)--
     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES       PORTFOLIO          CLASS B       SERVICE SHARES    SERVICE CLASS 2
    ----------------------------------------------------------------------------------------------------------------------------
      $ 8,401,794       $22,250,220       $23,538,807        $ 3,641,336       $13,312,941       $ 7,276,912       $83,073,790
               --                --                --                 --                --                --                --
           (2,014)           54,902            92,206              6,866            53,820            16,213           307,488
      -----------       -----------       -----------        -----------       -----------       -----------       -----------
      $ 8,399,780       $22,305,122       $23,631,013        $ 3,648,202       $13,366,761       $ 7,293,125       $83,381,278
      ===========       ===========       ===========        ===========       ===========       ===========       ===========
      $ 8,399,780       $22,305,122       $23,631,013        $ 3,648,202       $13,366,761       $ 7,293,125       $83,381,278
      ===========       ===========       ===========        ===========       ===========       ===========       ===========
      $     13.13       $     15.80       $     18.08        $     12.86       $     12.93       $     12.07       $     16.58
      ===========       ===========       ===========        ===========       ===========       ===========       ===========
      $ 7,626,402       $19,438,179       $19,502,672        $ 3,478,905       $12,031,070       $ 6,665,448       $78,728,114
      ===========       ===========       ===========        ===========       ===========       ===========       ===========

                                                                               NEUBERGER
      JANUS ASPEN                                                               BERMAN             ROYCE             ROYCE
        SERIES            MFS(R)            MFS(R)            MFS(R)              AMT            MICRO-CAP         SMALL-CAP
       WORLDWIDE         INVESTORS         RESEARCH          UTILITIES          MID-CAP         PORTFOLIO--       PORTFOLIO--
       GROWTH--       TRUST SERIES--       SERIES--          SERIES--          GROWTH--         INVESTMENT        INVESTMENT
    SERVICE SHARES     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS        CLASS S            CLASS             CLASS
    ---------------------------------------------------------------------------------------------------------------------------
      $ 7,236,523       $ 1,638,856       $ 2,564,139       $68,660,244       $ 5,627,443       $16,292,406       $12,913,346
               --                --                --                --                --                --                --
           21,048               (58)            9,781           177,416            17,019           117,459            59,779
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $ 7,257,571       $ 1,638,798       $ 2,573,920       $68,837,660       $ 5,644,462       $16,409,865       $12,973,125
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $ 7,257,571       $ 1,638,798       $ 2,573,920       $68,837,660       $ 5,644,462       $16,409,865       $12,973,125
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $     13.95       $     14.22       $     14.54       $     20.07       $     15.38       $     14.84       $     13.03
      ===========       ===========       ===========       ===========       ===========       ===========       ===========
      $ 6,071,464       $ 1,412,867       $ 2,246,415       $56,361,947       $ 5,057,048       $15,667,146       $12,341,578
      ===========       ===========       ===========       ===========       ===========       ===========       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                                                                     VAN KAMPEN
                                                                 T. ROWE                                 UIF
                                                                  PRICE             VAN ECK           EMERGING
                                                                 EQUITY            WORLDWIDE           MARKETS
                                                                 INCOME              HARD             EQUITY--
                                                              PORTFOLIO--II         ASSETS            CLASS II
                                                             -----------------------------------------------------
ASSETS:
  Investment at net asset value............................    $50,253,090        $58,174,524        $38,382,863
  Dividends due and accrued................................             --                 --                 --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation....................................        168,534            178,811            164,467
                                                               -----------        -----------        -----------
      Total net assets.....................................    $50,421,624        $58,353,335        $38,547,330
                                                               ===========        ===========        ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners...............................    $50,421,624        $58,353,335        $38,547,330
                                                               ===========        ===========        ===========
    Variable accumulation unit value.......................    $     15.85        $     26.63        $     26.56
                                                               ===========        ===========        ===========
Identified Cost of Investment..............................    $45,289,596        $48,210,485        $29,465,391
                                                               ===========        ===========        ===========

                                                                   VICTORY
                                                                     VIF
                                                                 DIVERSIFIED
                                                                   STOCK--
                                                                CLASS A SHARES
                                                             --------------------
ASSETS:
  Investment at net asset value............................      $ 4,993,657
  Dividends due and accrued................................               --
  Net receivable (payable) to New York Life Insurance and
    Annuity Corporation....................................           15,302
                                                                 -----------
      Total net assets.....................................      $ 5,008,959
                                                                 ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners...............................      $ 5,008,959
                                                                 ===========
    Variable accumulation unit value.......................      $     13.80
                                                                 ===========
Identified Cost of Investment..............................      $ 4,474,533
                                                                 ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2006


                                                                                                 MAINSTAY VP
                                                               MAINSTAY VP      MAINSTAY VP        CAPITAL
                                                                BALANCED--         BOND--       APPRECIATION--
                                                              SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                              ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $   557,723      $   191,765      $    15,036
  Mortality and expense risk charges........................      (366,870)        (259,148)        (119,291)
                                                               -----------      -----------      -----------
      Net investment income (loss)..........................       190,853          (67,383)        (104,255)
                                                               -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     2,865,151          947,624          972,591
  Cost of investments sold..................................    (2,733,473)        (976,669)        (882,126)
                                                               -----------      -----------      -----------
      Net realized gain (loss) on investments...............       131,678          (29,045)          90,465
  Realized gain distribution received.......................       303,450               --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,444,815          593,102          248,268
                                                               -----------      -----------      -----------
      Net gain (loss) on investments........................     1,879,943          564,057          338,733
                                                               -----------      -----------      -----------
        Net increase (decrease) in net assets resulting
          from operations...................................   $ 2,070,796      $   496,674      $   234,478
                                                               ===========      ===========      ===========

                                                                                  MAINSTAY VP
                                                                MAINSTAY VP        HIGH YIELD      MAINSTAY VP
                                                                   GROWTH          CORPORATE       ICAP SELECT
                                                                ALLOCATION--         BOND--          EQUITY--
                                                              SERVICE CLASS(A)   SERVICE CLASS    SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................     $   163,612      $ 1,425,178      $    11,455
  Mortality and expense risk charges........................        (146,392)        (938,426)         (84,094)
                                                                 -----------      -----------      -----------
      Net investment income (loss)..........................          17,220          486,752          (72,639)
                                                                 -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................         378,964          889,353          287,296
  Cost of investments sold..................................        (372,346)        (892,555)        (246,532)
                                                                 -----------      -----------      -----------
      Net realized gain (loss) on investments...............           6,618           (3,202)          40,764
  Realized gain distribution received.......................         157,632               --           46,111
  Change in unrealized appreciation (depreciation) on
    investments.............................................       1,654,413        6,106,279        1,041,573
                                                                 -----------      -----------      -----------
      Net gain (loss) on investments........................       1,818,663        6,103,077        1,128,448
                                                                 -----------      -----------      -----------
        Net increase (decrease) in net assets resulting
          from operations...................................     $ 1,835,883      $ 6,589,829      $ 1,055,809
                                                                 ===========      ===========      ===========

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                         MAINSTAY VP        MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP           COMMON          CONSERVATIVE       MAINSTAY VP         DEVELOPING        MAINSTAY VP
          CASH             STOCK--          ALLOCATION--      CONVERTIBLE--         GROWTH--       FLOATING RATE--
       MANAGEMENT       SERVICE CLASS     SERVICE CLASS(A)    SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $   648,424        $    43,255        $   120,499        $   472,468        $        --        $ 1,457,444
         (217,148)          (112,609)           (54,815)          (258,922)           (98,021)          (364,146)
      -----------        -----------        -----------        -----------        -----------        -----------
          431,276            (69,354)            65,684            213,546            (98,021)         1,093,298
      -----------        -----------        -----------        -----------        -----------        -----------
       15,219,947            295,684             36,068            788,221            918,979          4,578,667
      (15,219,833)          (242,556)           (34,911)          (688,349)          (719,099)        (4,615,933)
      -----------        -----------        -----------        -----------        -----------        -----------
              114             53,128              1,157             99,872            199,880            (37,266)
               --            236,575             35,911                 --                 --                 --
             (573)           926,167            369,789          1,196,587            445,814            (51,937)
      -----------        -----------        -----------        -----------        -----------        -----------
             (459)         1,215,870            406,857          1,296,459            645,694            (89,203)
      -----------        -----------        -----------        -----------        -----------        -----------
      $   430,817        $ 1,146,516        $   472,541        $ 1,510,005        $   547,673        $ 1,004,095
      ===========        ===========        ===========        ===========        ===========        ===========


       MAINSTAY VP
       GOVERNMENT--
      SERVICE CLASS
     ----------------
       $   113,673
          (169,650)
       -----------
           (55,977)
       -----------
           693,360
          (714,633)
       -----------
           (21,273)
                --
           354,100
       -----------
           332,827
       -----------
       $   276,850
       ===========

      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
        INCOME &        INTERNATIONAL        LARGE CAP           MID CAP            MID CAP            MID CAP
        GROWTH--           EQUITY--           GROWTH--            CORE--            GROWTH--           VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $    36,053        $    92,701        $     1,517        $        --        $        --        $        --
          (96,821)          (438,405)           (87,324)          (308,348)          (445,052)          (433,352)
      -----------        -----------        -----------        -----------        -----------        -----------
          (60,768)          (345,704)           (85,807)          (308,348)          (445,052)          (433,352)
      -----------        -----------        -----------        -----------        -----------        -----------
          704,456            518,289            343,786            745,154          1,091,136          1,158,225
         (585,823)          (390,611)          (337,844)          (567,439)          (725,734)          (950,145)
      -----------        -----------        -----------        -----------        -----------        -----------
          118,633            127,678              5,942            177,715            365,402            208,080
          102,369            495,549                 --            187,125            679,247            461,467
          836,861          8,509,732            438,834          2,778,904          1,442,021          3,219,354
      -----------        -----------        -----------        -----------        -----------        -----------
        1,057,863          9,132,959            444,776          3,143,744          2,486,670          3,888,901
      -----------        -----------        -----------        -----------        -----------        -----------
      $   997,095        $ 8,787,255        $   358,969        $ 2,835,396        $ 2,041,618        $ 3,455,549
      ===========        ===========        ===========        ===========        ===========        ===========


       MAINSTAY VP
         MODERATE
       ALLOCATION--
     SERVICE CLASS(A)
     ----------------
       $   248,562
          (163,890)
       -----------
            84,672
       -----------
           595,844
          (568,180)
       -----------
            27,664
            83,299
         1,395,488
       -----------
         1,506,451
       -----------
       $ 1,591,123
       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                                                MAINSTAY VP
                                                                  MODERATE        MAINSTAY VP      MAINSTAY VP
                                                                   GROWTH           S&P 500         SMALL CAP
                                                                ALLOCATION--        INDEX--          GROWTH--
                                                              SERVICE CLASS(A)   SERVICE CLASS    SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................     $   369,168      $   170,627      $        --
  Mortality and expense risk charges........................        (241,579)        (551,357)        (236,600)
                                                                 -----------      -----------      -----------
      Net investment income (loss)..........................         127,589         (380,730)        (236,600)
                                                                 -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................         855,490        1,381,130          680,902
  Cost of investments sold..................................        (834,581)      (1,184,813)        (584,410)
                                                                 -----------      -----------      -----------
      Net realized gain (loss) on investments...............          20,909          196,317           96,492
  Realized gain distribution received.......................         228,893               --              154
  Change in unrealized appreciation (depreciation) on
    investments.............................................       2,333,860        5,393,277          696,584
                                                                 -----------      -----------      -----------
      Net gain (loss) on investments........................       2,583,662        5,589,594          793,230
                                                                 -----------      -----------      -----------
        Net increase (decrease) in net assets resulting from
          operations........................................     $ 2,711,251      $ 5,208,864      $   556,630
                                                                 ===========      ===========      ===========


                                                              FIDELITY(R) VIP                      JANUS ASPEN
                                                                  EQUITY-       FIDELITY(R) VIP       SERIES
                                                                 INCOME--          MID CAP--        BALANCED--
                                                              SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................    $   745,219       $    43,988      $   295,717
  Mortality and expense risk charges........................       (333,860)         (419,640)        (201,615)
                                                                -----------       -----------      -----------
      Net investment income (loss)..........................        411,359          (375,652)          94,102
                                                                -----------       -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................        203,842           449,941          818,829
  Cost of investments sold..................................       (184,652)         (339,019)        (713,297)
                                                                -----------       -----------      -----------
      Net realized gain (loss) on investments...............         19,190           110,922          105,532
  Realized gain distribution received.......................      3,232,240         2,932,967               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................        586,844           357,481        1,039,899
                                                                -----------       -----------      -----------
      Net gain (loss) on investments........................      3,838,274         3,401,370        1,145,431
                                                                -----------       -----------      -----------
        Net increase (decrease) in net assets resulting from
          operations........................................    $ 4,249,633       $ 3,025,718      $ 1,239,533
                                                                ===========       ===========      ===========

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                         ALGER                           COLUMBIA SMALL
                                        AMERICAN          CALVERT          CAP VALUE         DREYFUS IP
    MAINSTAY VP      MAINSTAY VP         SMALL             SOCIAL        FUND, VARIABLE      TECHNOLOGY     FIDELITY(R) VIP
  TOTAL RETURN--       VALUE--      CAPITALIZATION--      BALANCED          SERIES--          GROWTH--      CONTRAFUND(R)--
   SERVICE CLASS    SERVICE CLASS    CLASS S SHARES      PORTFOLIO          CLASS B        SERVICE SHARES   SERVICE CLASS 2
  -------------------------------------------------------------------------------------------------------------------------
    $    36,135      $    49,547      $        --       $    81,213       $    35,526       $        --       $   640,384
       (102,675)        (210,363)        (225,344)          (46,196)         (128,539)          (91,479)         (819,660)
    -----------      -----------      -----------       -----------       -----------       -----------       -----------
        (66,540)        (160,816)        (225,344)           35,017           (93,013)          (91,479)         (179,276)
    -----------      -----------      -----------       -----------       -----------       -----------       -----------
        367,183          870,063          406,739           319,043           412,565           597,197            53,209
       (331,944)        (685,034)        (295,046)         (281,816)         (352,093)         (562,894)          (35,860)
    -----------      -----------      -----------       -----------       -----------       -----------       -----------
         35,239          185,029          111,693            37,227            60,472            34,303            17,349
        108,054          325,313               --            62,320           276,709                --         6,224,024
        461,637        2,097,578        2,706,749            75,914         1,080,679           251,747          (261,221)
    -----------      -----------      -----------       -----------       -----------       -----------       -----------
        604,930        2,607,920        2,818,442           175,461         1,417,860           286,050         5,980,152
    -----------      -----------      -----------       -----------       -----------       -----------       -----------
    $   538,390      $ 2,447,104      $ 2,593,098       $   210,478       $ 1,324,847       $   194,571       $ 5,800,876
    ===========      ===========      ===========       ===========       ===========       ===========       ===========

                                                                               NEUBERGER
      JANUS ASPEN                                                               BERMAN             ROYCE             ROYCE
        SERIES            MFS(R)            MFS(R)            MFS(R)              AMT            MICRO-CAP         SMALL-CAP
       WORLDWIDE         INVESTORS         RESEARCH          UTILITIES          MID-CAP         PORTFOLIO--       PORTFOLIO--
       GROWTH--       TRUST SERIES--       SERIES--          SERIES--          GROWTH--         INVESTMENT        INVESTMENT
    SERVICE SHARES     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS        CLASS S            CLASS             CLASS
    ---------------------------------------------------------------------------------------------------------------------------
      $    94,025       $     3,275       $     6,468       $   673,110       $        --       $    25,421       $     7,400
          (77,687)          (19,512)          (31,194)         (582,858)          (49,311)         (115,185)         (113,301)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
           16,338           (16,237)          (24,726)           90,252           (49,311)          (89,764)         (105,901)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
          407,660           252,601           308,876           423,134           288,666           190,141           345,392
         (372,160)         (201,337)         (252,486)         (295,419)         (208,696)         (141,891)         (307,410)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
           35,500            51,264            56,390           127,715            79,970            48,250            37,982
               --                --                --         1,371,823                --           774,351           550,799
          875,855           121,553           165,380        10,522,181           363,618           545,005           540,991
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
          911,355           172,817           221,770        12,021,719           443,588         1,367,606         1,129,772
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $   927,693       $   156,580       $   197,044       $12,111,971       $   394,277       $ 1,277,842       $ 1,023,871
      ===========       ===========       ===========       ===========       ===========       ===========       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                                                                                  VAN KAMPEN
                                                                                                     UIF
                                                              T. ROWE PRICE       VAN ECK          EMERGING
                                                                  EQUITY         WORLDWIDE         MARKETS
                                                                  INCOME            HARD           EQUITY--
                                                              PORTFOLIO--II        ASSETS          CLASS II
                                                              ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $   524,608      $    16,063      $   175,154
  Mortality and expense risk charges........................      (530,139)        (500,826)        (292,467)
                                                               -----------      -----------      -----------
      Net investment income (loss)..........................        (5,531)        (484,763)        (117,313)
                                                               -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       351,752          693,982          667,165
  Cost of investments sold..................................      (300,736)        (349,653)        (393,814)
                                                               -----------      -----------      -----------
      Net realized gain (loss) on investments...............        51,016          344,329          273,351
  Realized gain distribution received.......................     1,254,672        1,366,941          549,964
  Change in unrealized appreciation (depreciation) on
    investments.............................................     4,799,970        5,709,039        6,736,671
                                                               -----------      -----------      -----------
      Net gain (loss) on investments........................     6,105,658        7,420,309        7,559,986
                                                               -----------      -----------      -----------
        Net increase (decrease) in net assets resulting from
          operations........................................   $ 6,100,127      $ 6,935,546      $ 7,442,673
                                                               ===========      ===========      ===========

                                                                 VICTORY
                                                                   VIF
                                                               DIVERSIFIED
                                                                 STOCK--
                                                              CLASS A SHARES
                                                              --------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $    11,516
  Mortality and expense risk charges........................       (52,901)
                                                               -----------
      Net investment income (loss)..........................       (41,385)
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       373,294
  Cost of investments sold..................................      (314,437)
                                                               -----------
      Net realized gain (loss) on investments...............        58,857
  Realized gain distribution received.......................       106,457
  Change in unrealized appreciation (depreciation) on
    investments.............................................       342,920
                                                               -----------
      Net gain (loss) on investments........................       508,234
                                                               -----------
        Net increase (decrease) in net assets resulting from
          operations........................................   $   466,849
                                                               ===========

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005


                                                              MAINSTAY VP                    MAINSTAY VP
                                                               BALANCED--                      BOND--
                                                             SERVICE CLASS                  SERVICE CLASS
                                                     ------------------------------   -------------------------
                                                           2006           2005(B)        2006          2005
                                                     ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................    $   190,853      $    38,153   $   (67,383)  $   274,002
    Net realized gain (loss) on investments........        131,678            1,279       (29,045)      (23,025)
    Realized gain distribution received............        303,450           50,253            --            --
    Change in unrealized appreciation
      (depreciation) on investments................      1,444,815           50,610       593,102      (196,993)
                                                       -----------      -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................      2,070,796          140,295       496,674        53,984
                                                       -----------      -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............      9,147,708        6,944,428     4,088,752     4,245,741
    Policyowners' surrenders.......................       (937,286)         (57,658)     (370,079)     (258,567)
    Policyowners' annuity and death benefits.......       (114,243)              --       (32,840)       (5,922)
    Net transfers from (to) Fixed Account..........     10,656,415        5,258,512     2,048,182     2,538,057
    Transfers between Investment Divisions.........     (1,971,723)       1,312,029      (558,393)       37,086
                                                       -----------      -----------   -----------   -----------
      Net contributions and (withdrawals)..........     16,780,871       13,457,311     5,175,622     6,556,395
                                                       -----------      -----------   -----------   -----------
        Increase (decrease) in net assets..........     18,851,667       13,597,606     5,672,296     6,610,379
NET ASSETS:
    Beginning of period............................     13,597,606               --    13,750,198     7,139,819
                                                       -----------      -----------   -----------   -----------
    End of period..................................    $32,449,273      $13,597,606   $19,422,494   $13,750,198
                                                       ===========      ===========   ===========   ===========


                                                              MAINSTAY VP                    MAINSTAY VP
                                                             CONVERTIBLE--               DEVELOPING GROWTH--
                                                             SERVICE CLASS                  SERVICE CLASS
                                                     ------------------------------   -------------------------
                                                           2006            2005          2006          2005
                                                     ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................    $   213,546      $    41,863   $   (98,021)  $   (41,951)
    Net realized gain (loss) on investments........         99,872           35,692       199,880        10,749
    Realized gain distribution received............             --               --            --            --
    Change in unrealized appreciation
      (depreciation) on investments................      1,196,587          590,518       445,814       419,315
                                                       -----------      -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................      1,510,005          668,073       547,673       388,113
                                                       -----------      -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............      4,302,399        2,805,374     2,792,662     1,251,695
    Policyowners' surrenders.......................       (403,732)        (385,031)      (64,651)      (39,753)
    Policyowners' annuity and death benefits.......        (29,366)         (26,888)      (43,810)       (2,066)
    Net transfers from (to) Fixed Account..........      2,607,971        2,980,950       825,389       336,425
    Transfers between Investment Divisions.........       (405,159)        (140,220)     (241,094)       20,518
                                                       -----------      -----------   -----------   -----------
      Net contributions and (withdrawals)..........      6,072,113        5,234,185     3,268,496     1,566,819
                                                       -----------      -----------   -----------   -----------
        Increase (decrease) in net assets..........      7,582,118        5,902,258     3,816,169     1,954,932
NET ASSETS:
    Beginning of period............................     13,997,485        8,095,227     4,572,999     2,618,067
                                                       -----------      -----------   -----------   -----------
    End of period..................................    $21,579,603      $13,997,485   $ 8,389,168   $ 4,572,999
                                                       ===========      ===========   ===========   ===========

(a) For the period May 2, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 4, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                                                                         MAINSTAY VP
           MAINSTAY VP                 MAINSTAY VP                 MAINSTAY VP          CONSERVATIVE
     CAPITAL APPRECIATION--               CASH                   COMMON STOCK--         ALLOCATION--
          SERVICE CLASS                MANAGEMENT                 SERVICE CLASS         SERVICE CLASS
    -------------------------   -------------------------   -------------------------   -------------
       2006          2005          2006          2005          2006          2005          2006(C)
    -------------------------------------------------------------------------------------------------
    $  (104,255)  $   (72,376)  $   431,276   $   130,513   $   (69,354)  $    (2,790)   $    65,684
         90,465        30,273           114           (88)       53,128        17,140          1,157
             --            --            --            --       236,575        64,521         35,911
        248,268       451,080          (573)          295       926,167       187,844        369,789
    -----------   -----------   -----------   -----------   -----------   -----------    -----------
        234,478       408,977       430,817       130,720     1,146,516       266,715        472,541
    -----------   -----------   -----------   -----------   -----------   -----------    -----------
      1,904,760     1,617,566    25,396,090    18,024,715     3,113,995     1,851,117      6,194,554
       (235,410)     (181,473)     (810,793)     (177,412)     (192,735)      (86,256)        17,371
             --       (21,432)           --      (105,937)       (9,304)       (1,076)            --
        858,341       750,196     2,015,669     1,295,524     1,093,383     1,143,788      3,466,768
       (515,721)     (424,880)  (18,547,906)  (13,404,017)      225,639         3,992      2,832,736
    -----------   -----------   -----------   -----------   -----------   -----------    -----------
      2,011,970     1,739,977     8,053,060     5,632,873     4,230,978     2,911,565     12,511,429
    -----------   -----------   -----------   -----------   -----------   -----------    -----------
      2,246,448     2,148,954     8,483,877     5,763,593     5,377,494     3,178,280     12,983,970
      6,867,262     4,718,308    10,280,986     4,517,393     5,553,456     2,375,176             --
    -----------   -----------   -----------   -----------   -----------   -----------    -----------
    $ 9,113,710   $ 6,867,262   $18,764,863   $10,280,986   $10,930,950   $ 5,553,456    $12,983,970
    ===========   ===========   ===========   ===========   ===========   ===========    ===========

                                                             MAINSTAY VP           MAINSTAY VP
           MAINSTAY VP                 MAINSTAY VP             GROWTH              HIGH YIELD
         FLOATING RATE--              GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
          SERVICE CLASS               SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
    -------------------------   -------------------------   -------------   -------------------------
       2006         2005(A)        2006          2005          2006(C)         2006          2005
    -------------------------------------------------------------------------------------------------
    $ 1,093,298   $    83,174   $   (55,977)  $   170,326    $    17,220    $   486,752   $ 2,284,615
        (37,266)         (991)      (21,273)      (11,607)         6,618         (3,202)       18,625
             --            --            --            --        157,632             --            --
        (51,937)      (17,507)      354,100      (122,386)     1,654,413      6,106,279    (1,582,593)
    -----------   -----------   -----------   -----------    -----------    -----------   -----------
      1,004,095        64,676       276,850        36,333      1,835,883      6,589,829       720,647
    -----------   -----------   -----------   -----------    -----------    -----------   -----------
     19,769,621     4,908,431     3,529,899     2,305,998     17,932,747     21,494,727    18,532,383
       (490,913)      (16,448)     (235,052)     (118,290)      (450,373)    (1,851,312)   (1,081,296)
       (103,080)           --       (61,737)       (2,142)            --       (236,138)     (129,989)
      8,719,199     3,115,283     1,234,270     1,803,664      4,991,194     10,400,205    12,237,224
       (762,566)    1,436,795       (61,629)      316,609      2,957,707     (1,061,038)   (3,128,074)
    -----------   -----------   -----------   -----------    -----------    -----------   -----------
     27,132,261     9,444,061     4,405,751     4,305,839     25,431,275     28,746,444    26,430,248
    -----------   -----------   -----------   -----------    -----------    -----------   -----------
     28,136,356     9,508,737     4,682,601     4,342,172     27,267,158     35,336,273    27,150,895
      9,508,737            --     8,577,759     4,235,587             --     48,692,448    21,541,553
    -----------   -----------   -----------   -----------    -----------    -----------   -----------
    $37,645,093   $ 9,508,737   $13,260,360   $ 8,577,759    $27,267,158    $84,028,721   $48,692,448
    ===========   ===========   ===========   ===========    ===========    ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                            MAINSTAY VP
                                                            ICAP SELECT                      MAINSTAY VP
                                                             EQUITY--                     INCOME & GROWTH--
                                                           SERVICE CLASS                    SERVICE CLASS
                                                     -------------------------   -----------------------------------
                                                        2006          2005             2006               2005
                                                     ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $   (72,639)  $   (13,274)    $   (60,768)       $     4,582
    Net realized gain (loss) on investments........       40,764        34,519         118,633             20,142
    Realized gain distribution received............       46,111        44,775         102,369                 --
    Change in unrealized appreciation
      (depreciation) on investments................    1,041,573        93,807         836,861            111,912
                                                     -----------   -----------     -----------        -----------
      Net increase (decrease) in net assets
        resulting from operations..................    1,055,809       159,827         997,095            136,636
                                                     -----------   -----------     -----------        -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............    3,132,957     1,196,229       1,598,547          1,810,495
    Policyowners' surrenders.......................     (185,119)     (109,859)       (277,851)           (48,062)
    Policyowners' annuity and death benefits.......      (11,535)      (41,657)         (5,049)           (28,107)
    Net transfers from (to) Fixed Account..........      780,922       622,645       1,267,675          1,377,030
    Transfers between Investment Divisions.........      982,423         9,068        (391,172)           (77,961)
                                                     -----------   -----------     -----------        -----------
      Net contributions and (withdrawals)..........    4,699,648     1,676,426       2,192,150          3,033,395
                                                     -----------   -----------     -----------        -----------
        Increase (decrease) in net assets..........    5,755,457     1,836,253       3,189,245          3,170,031
NET ASSETS:
    Beginning of period............................    4,385,681     2,549,428       5,073,671          1,903,640
                                                     -----------   -----------     -----------        -----------
    End of period..................................  $10,141,138   $ 4,385,681     $ 8,262,916        $ 5,073,671
                                                     ===========   ===========     ===========        ===========

                                                                                                      MAINSTAY VP
                                                                                   MAINSTAY VP          MODERATE
                                                            MAINSTAY VP              MODERATE            GROWTH
                                                          MID CAP VALUE--          ALLOCATION--       ALLOCATION--
                                                           SERVICE CLASS          SERVICE CLASS      SERVICE CLASS
                                                     -------------------------   ----------------   ----------------
                                                        2006          2005           2006(C)            2006(C)
                                                     ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $  (433,352)  $   (72,719)    $    84,672        $   127,589
    Net realized gain (loss) on investments........      208,080        63,952          27,664             20,909
    Realized gain distribution received............      461,467     1,053,770          83,299            228,893
    Change in unrealized appreciation
      (depreciation) on investments................    3,219,354      (311,921)      1,395,488          2,333,860
                                                     -----------   -----------     -----------        -----------
      Net increase (decrease) in net assets
        resulting from operations..................    3,455,549       733,082       1,591,123          2,711,251
                                                     -----------   -----------     -----------        -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............    8,582,206     7,806,002      16,837,164         30,011,588
    Policyowners' surrenders.......................     (831,261)     (296,261)       (140,817)            41,431
    Policyowners' annuity and death benefits.......     (313,768)       (9,807)             --                 --
    Net transfers from (to) Fixed Account..........    4,437,558     6,765,543       6,511,017         11,872,193
    Transfers between Investment Divisions.........   (2,015,062)      241,340       4,782,994          2,801,484
                                                     -----------   -----------     -----------        -----------
      Net contributions and (withdrawals)..........    9,859,673    14,506,817      27,990,358         44,726,696
                                                     -----------   -----------     -----------        -----------
        Increase (decrease) in net assets..........   13,315,222    15,239,899      29,581,481         47,437,947
NET ASSETS:
    Beginning of period............................   23,328,821     8,088,922              --                 --
                                                     -----------   -----------     -----------        -----------
    End of period..................................  $36,644,043   $23,328,821     $29,581,481        $47,437,947
                                                     ===========   ===========     ===========        ===========

(a) For the period May 2, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 4, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

           MAINSTAY VP                 MAINSTAY VP
          INTERNATIONAL                 LARGE CAP                  MAINSTAY VP                 MAINSTAY VP
            EQUITY--                    GROWTH--                 MID CAP CORE--             MID CAP GROWTH--
          SERVICE CLASS               SERVICE CLASS               SERVICE CLASS               SERVICE CLASS
    -------------------------   -------------------------   -------------------------   -------------------------
       2006          2005          2006          2005          2006          2005          2006          2005
    -------------------------------------------------------------------------------------------------------------
    $  (345,704)  $   125,853   $   (85,807)  $   (33,147)  $  (308,348)  $   (62,497)  $  (445,052)  $  (176,849)
        127,678        27,729         5,942       (19,632)      177,715        37,132       365,402        94,580
        495,549       773,447            --            --       187,125     1,422,525       679,247        10,252
      8,509,732        21,003       438,834       158,573     2,778,904       (87,953)    1,442,021     2,307,687
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      8,787,255       948,032       358,969       105,794     2,835,396     1,309,207     2,041,618     2,235,670
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     17,392,504     7,623,572     3,624,032     1,063,088    10,060,175     5,660,841    11,496,678     7,989,376
       (975,120)     (214,747)      (82,562)      (98,857)     (507,675)     (140,054)     (843,288)     (338,997)
       (111,362)      (21,020)           --        (9,377)      (26,600)      (10,674)     (257,525)      (55,249)
      6,151,276     4,450,003     1,470,962       604,372     3,901,592     2,595,840     5,161,821     3,200,855
      3,352,137       470,282       305,508      (208,965)     (778,591)    1,095,012    (2,112,204)    1,337,740
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     25,809,435    12,308,090     5,317,940     1,350,261    12,648,901     9,200,965    13,445,482    12,133,725
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     34,596,690    13,256,122     5,676,909     1,456,055    15,484,297    10,510,172    15,487,100    14,369,395
     19,737,681     6,481,559     3,383,335     1,927,280    15,475,865     4,965,693    23,015,719     8,646,324
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $54,334,371   $19,737,681   $ 9,060,244   $ 3,383,335   $30,960,162   $15,475,865   $38,502,819   $23,015,719
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                       MAINSTAY VP
           MAINSTAY VP                  SMALL CAP                  MAINSTAY VP                 MAINSTAY VP
         S&P 500 INDEX--                GROWTH--                 TOTAL RETURN--                  VALUE--
          SERVICE CLASS               SERVICE CLASS               SERVICE CLASS               SERVICE CLASS
    -------------------------   -------------------------   -------------------------   -------------------------
       2006          2005          2006          2005          2006          2005          2006          2005
    -------------------------------------------------------------------------------------------------------------
    $  (380,730)  $    12,378   $  (236,600)  $  (120,801)  $   (66,540)  $    16,977   $  (160,816)  $     4,545
        196,317        75,997        96,492        19,657        35,239        23,943       185,029        32,114
             --            --           154       217,647       108,054            --       325,313            --
      5,393,277       838,327       696,584       215,284       461,637       194,418     2,097,578       341,248
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      5,208,864       926,702       556,630       331,787       538,390       235,338     2,447,104       377,907
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     11,993,521    10,348,335     4,174,267     4,012,998     1,395,645     1,401,644     6,635,290     2,964,271
       (927,373)     (554,065)     (448,139)     (188,148)     (210,016)     (368,040)     (399,466)     (135,453)
        (92,323)      (59,788)       (9,860)       (4,900)      (50,910)       (8,247)      (12,083)      (22,100)
      4,984,544     4,814,102     1,747,381     2,095,155     1,007,569       972,208     2,358,167     1,735,290
     (1,422,976)       59,708      (577,914)       26,521      (136,128)      105,126       875,654      (117,988)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     14,535,393    14,608,292     4,885,735     5,941,626     2,006,160     2,102,691     9,457,562     4,424,020
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     19,744,257    15,534,994     5,442,365     6,273,413     2,544,550     2,338,029    11,904,666     4,801,927
     29,950,016    14,415,022    12,810,952     6,537,539     5,855,230     3,517,201    10,400,456     5,598,529
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $49,694,273   $29,950,016   $18,253,317   $12,810,952   $ 8,399,780   $ 5,855,230   $22,305,122   $10,400,456
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                          ALGER AMERICAN                  CALVERT
                                                               SMALL                      SOCIAL
                                                         CAPITALIZATION--                BALANCED
                                                          CLASS S SHARES                 PORTFOLIO
                                                     -------------------------   -------------------------
                                                        2006          2005          2006          2005
                                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $  (225,344)  $   (73,911)  $    35,017   $    14,088
    Net realized gain (loss) on investments........      111,693        52,799        37,227        11,761
    Realized gain distribution received............           --            --        62,320            --
    Change in unrealized appreciation
      (depreciation) on investments................    2,706,749       981,204        75,914        49,572
                                                     -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................    2,593,098       960,092       210,478        75,421
                                                     -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............    8,934,797     3,697,721       899,362       771,266
    Policyowners' surrenders.......................     (371,536)      (62,402)      (26,938)      (37,463)
    Policyowners' annuity and death benefits.......         (267)       (2,425)       (1,564)       (3,762)
    Net transfers from (to) Fixed Account..........    2,961,088     1,072,766       542,511       622,868
    Transfers between Investment Divisions.........       89,750       322,295      (150,083)     (195,355)
                                                     -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)..........   11,613,832     5,027,955     1,263,288     1,157,554
                                                     -----------   -----------   -----------   -----------
        Increase (decrease) in net assets..........   14,206,930     5,988,047     1,473,766     1,232,975
NET ASSETS:
    Beginning of period............................    9,424,083     3,436,036     2,174,436       941,461
                                                     -----------   -----------   -----------   -----------
    End of period..................................  $23,631,013   $ 9,424,083   $ 3,648,202   $ 2,174,436
                                                     ===========   ===========   ===========   ===========

                                                            FIDELITY(R)                 JANUS ASPEN
                                                                VIP                       SERIES
                                                             MID CAP--                  BALANCED--
                                                          SERVICE CLASS 2             SERVICE SHARES
                                                     -------------------------   -------------------------
                                                        2006          2005          2006          2005
                                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $  (375,652)  $  (167,981)  $    94,102   $    82,392
    Net realized gain (loss) on investments........      110,922        88,109       105,532        18,260
    Realized gain distribution received............    2,932,967       130,918            --            --
    Change in unrealized appreciation
      (depreciation) on investments................      357,481     2,392,224     1,039,899       476,341
                                                     -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................    3,025,718     2,443,270     1,239,533       576,993
                                                     -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............   11,507,553     7,875,943     3,462,999     3,102,922
    Policyowners' surrenders.......................     (976,865)     (265,149)     (500,142)     (407,032)
    Policyowners' annuity and death benefits.......     (106,328)      (16,322)      (12,023)      (16,144)
    Net transfers from (to) Fixed Account..........    5,261,628     4,226,737     2,070,061     2,561,919
    Transfers between Investment Divisions.........      (86,905)    1,115,675       271,214       169,559
                                                     -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)..........   15,599,083    12,936,884     5,292,109     5,411,224
                                                     -----------   -----------   -----------   -----------
        Increase (decrease) in net assets..........   18,624,801    15,380,154     6,531,642     5,988,217
NET ASSETS:
    Beginning of period............................   21,881,955     6,501,801    10,828,812     4,840,595
                                                     -----------   -----------   -----------   -----------
    End of period..................................  $40,506,756   $21,881,955   $17,360,454   $10,828,812
                                                     ===========   ===========   ===========   ===========

(a) For the period May 2, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 4, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

            COLUMBIA
            SMALL CAP                  DREYFUS IP                  FIDELITY(R)                 FIDELITY(R)
           VALUE FUND,                 TECHNOLOGY                      VIP                         VIP
            VARIABLE                    GROWTH--                 CONTRAFUND(R)--             EQUITY-INCOME--
         SERIES--CLASS B             SERVICE SHARES              SERVICE CLASS 2             SERVICE CLASS 2
    -------------------------   -------------------------   -------------------------   -------------------------
       2006          2005          2006          2005          2006          2005          2006          2005
    -------------------------------------------------------------------------------------------------------------
    $   (93,013)  $   (28,929)  $   (91,479)  $   (52,420)  $  (179,276)  $  (257,248)  $   411,359   $   (37,885)
         60,472           115        34,303       (45,365)       17,349        33,321        19,190        52,450
        276,709         5,357            --            --     6,224,024         2,236     3,232,240       264,795
      1,080,679       201,057       251,747       237,724      (261,221)    3,680,914       586,844       356,838
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,324,847       177,600       194,571       139,939     5,800,876     3,459,223     4,249,633       636,198
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,765,899     2,396,865     1,531,960       923,236    27,971,431    13,413,919    10,736,824     5,784,618
       (184,748)      (16,802)     (141,348)      (47,995)   (1,393,286)     (367,541)     (548,536)     (199,175)
        (22,953)       (3,851)       (5,523)      (11,785)     (166,518)      (48,890)      (97,789)      (21,301)
      2,217,484     1,485,065       893,380       851,842    12,398,234     7,291,020     3,766,767     3,428,508
        756,019       264,125       (26,222)     (298,404)    2,393,301     2,651,411     1,394,101      (268,143)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      7,531,701     4,125,402     2,252,247     1,416,894    41,203,162    22,939,919    15,251,367     8,724,507
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      8,856,548     4,303,002     2,446,818     1,556,833    47,004,038    26,399,142    19,501,000     9,360,705
      4,510,213       207,211     4,846,307     3,289,474    36,377,240     9,978,098    15,968,789     6,608,084
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $13,366,761   $ 4,510,213   $ 7,293,125   $ 4,846,307   $83,381,278   $36,377,240   $35,469,789   $15,968,789
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

           JANUS ASPEN
             SERIES                                                                              MFS(R)
            WORLDWIDE               MFS(R) INVESTORS                 MFS(R)                     UTILITIES
            GROWTH--                 TRUST SERIES--             RESEARCH SERIES--               SERIES--
         SERVICE SHARES               SERVICE CLASS               SERVICE CLASS               SERVICE CLASS
    -------------------------   -------------------------   -------------------------   -------------------------
       2006          2005          2006          2005          2006          2005          2006          2005
    -------------------------------------------------------------------------------------------------------------
    $    16,338   $       502   $   (16,237)  $    (8,414)  $   (24,726)  $   (11,819)  $    90,252   $  (122,754)
         35,500         1,742        51,264         7,437        56,390         6,241       127,715        87,518
             --            --            --            --            --            --     1,371,823            --
        875,855       184,949       121,553        54,592       165,380        91,688    10,522,181     1,588,228
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        927,693       187,193       156,580        53,615       197,044        86,110    12,111,971     1,552,992
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,567,886     1,347,284       284,743       299,467       569,486       677,284    21,527,887    10,938,927
       (158,251)      (42,872)      (90,132)       (1,311)      (75,650)      (15,743)   (1,315,108)     (163,581)
         (1,582)      (36,983)      (10,349)           --            --            --      (112,132)       (7,948)
        850,908       626,960        92,408       210,320       311,305       255,717     9,744,300     7,407,446
       (114,448)       13,361        60,501         4,313       (91,976)       28,041     2,797,522     2,217,799
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      2,144,513     1,907,750       337,171       512,789       713,165       945,299    32,642,469    20,392,643
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      3,072,206     2,094,943       493,751       566,404       910,209     1,031,409    44,754,440    21,945,635
      4,185,365     2,090,422     1,145,047       578,643     1,663,711       632,302    24,083,220     2,137,585
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $ 7,257,571   $ 4,185,365   $ 1,638,798   $ 1,145,047   $ 2,573,920   $ 1,663,711   $68,837,660   $24,083,220
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                             NEUBERGER
                                                              BERMAN                  ROYCE MICRO-CAP
                                                            AMT MID-CAP                 PORTFOLIO--
                                                          GROWTH--CLASS S            INVESTMENT CLASS
                                                     -------------------------   -------------------------
                                                        2006          2005          2006         2005(A)
                                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $   (49,311)  $   (14,325)  $   (89,764)  $      (210)
    Net realized gain (loss) on investments........       79,970        11,708        48,250         2,639
    Realized gain distribution received............           --            --       774,351        20,184
    Change in unrealized appreciation
      (depreciation) on investments................      363,618       163,072       545,005        80,255
                                                     -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................      394,277       160,455     1,277,842       102,868
                                                     -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............    2,405,320       732,431     8,616,002       970,466
    Policyowners' surrenders.......................      (60,404)      (16,830)     (177,221)       (1,964)
    Policyowners' annuity and death benefits.......      (11,649)           --       (43,760)           --
    Net transfers from (to) Fixed Account..........      863,352       392,307     2,693,311       377,595
    Transfers between Investment Divisions.........      227,990        38,458     2,363,699       231,027
                                                     -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)..........    3,424,609     1,146,366    13,452,031     1,577,124
                                                     -----------   -----------   -----------   -----------
        Increase (decrease) in net assets..........    3,818,886     1,306,821    14,729,873     1,679,992
NET ASSETS:
    Beginning of period............................    1,825,576       518,755     1,679,992            --
                                                     -----------   -----------   -----------   -----------
    End of period..................................  $ 5,644,462   $ 1,825,576   $16,409,865   $ 1,679,992
                                                     ===========   ===========   ===========   ===========

                                                              VAN ECK                   VAN KAMPEN
                                                             WORLDWIDE                      UIF
                                                               HARD                  EMERGING MARKETS
                                                              ASSETS                 EQUITY--CLASS II
                                                     -------------------------   -------------------------
                                                        2006          2005          2006          2005
                                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...................  $  (484,763)  $  (101,587)  $  (117,313)  $   (45,876)
    Net realized gain (loss) on investments........      344,329        53,707       273,351        23,685
    Realized gain distribution received............    1,366,941            --       549,964            --
    Change in unrealized appreciation
      (depreciation) on investments................    5,709,039     4,010,331     6,736,671     1,776,071
                                                     -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..................    6,935,546     3,962,451     7,442,673     1,753,880
                                                     -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners............   23,019,833     8,169,883    14,929,489     4,106,987
    Policyowners' surrenders.......................   (1,086,521)     (166,103)     (345,434)      (74,051)
    Policyowners' annuity and death benefits.......     (155,585)       (2,464)      (24,614)       (2,273)
    Net transfers from (to) Fixed Account..........    8,677,967     3,902,748     4,896,079     1,289,325
    Transfers between Investment Divisions.........      659,257     2,151,672     1,289,413       777,594
                                                     -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)..........   31,114,951    14,055,736    20,744,933     6,097,582
                                                     -----------   -----------   -----------   -----------
        Increase (decrease) in net assets..........   38,050,497    18,018,187    28,187,606     7,851,462
NET ASSETS:
    Beginning of period............................   20,302,838     2,284,651    10,359,724     2,508,262
                                                     -----------   -----------   -----------   -----------
    End of period..................................  $58,353,335   $20,302,838   $38,547,330   $10,359,724
                                                     ===========   ===========   ===========   ===========

(a) For the period May 2, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 4, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV


          ROYCE SMALL-CAP                    T. ROWE PRICE
            PORTFOLIO--                      EQUITY INCOME
          INVESTMENT CLASS                   PORTFOLIO--II
    ----------------------------      ----------------------------
       2006            2005(A)           2006             2005
    --------------------------------------------------------------
    $  (105,901)     $   (12,141)     $    (5,531)     $    33,790
         37,982            2,681           51,016            3,946
        550,799           24,771        1,254,672        1,141,236
        540,991           30,776        4,799,970         (578,707)
    -----------      -----------      -----------      -----------
      1,023,871           46,087        6,100,127          600,265
    -----------      -----------      -----------      -----------
      7,039,602        1,726,652       12,259,925        8,198,627
       (260,481)          (3,984)      (1,270,816)        (348,847)
         (1,641)              --         (160,887)          (8,478)
      2,047,686          620,418        5,819,333        7,272,770
        202,111          532,804          324,397        1,158,199
    -----------      -----------      -----------      -----------
      9,027,277        2,875,890       16,971,952       16,272,271
    -----------      -----------      -----------      -----------
     10,051,148        2,921,977       23,072,079       16,872,536
      2,921,977               --       27,349,545       10,477,009
    -----------      -----------      -----------      -----------
    $12,973,125      $ 2,921,977      $50,421,624      $27,349,545
    ===========      ===========      ===========      ===========

              VICTORY
                VIF
        DIVERSIFIED STOCK--
           CLASS A SHARES
    ----------------------------
       2006             2005
    ----------------------------
    $   (41,385)     $   (20,533)
         58,857           33,267
        106,457               --
        342,920          135,120
    -----------      -----------
        466,849          147,854
    -----------      -----------
      1,142,550          525,678
       (123,257)         (35,615)
        (13,025)              --
        999,061          890,916
         83,352          115,848
    -----------      -----------
      2,088,681        1,496,827
    -----------      -----------
      2,555,530        1,644,681
      2,453,429          808,748
    -----------      -----------
    $ 5,008,959      $ 2,453,429
    ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-IV ("Separate Account") was established on June 10, 2003, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds LifeStages(R) Elite Variable Annuity, MainStay Elite Variable Annuity, LifeStages(R) Premium Plus Elite Variable Annuity and LifeStages(R) Longevity Benefit Variable Annuity policies. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies ("the policies") issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Tax-Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
    The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, the Universal Institutional Funds, Inc., and the Victory Variable Insurance Funds (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Account represent the general assets of NYLIAC. NYLIAC's Fixed Account and the Dollar Cost Averaging Advantage Account may be charged with liabilities arising out of other business NYLIAC may conduct.
    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several subadvisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Lord, Abbett & Company LLC, and Winslow Capital Management Inc. to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective July 3, 2006, Institutional Capital LLC ("ICAP"), a wholly-owned subsidiary of NYLIM Holdings, became an interim sub-adviser, having replaced The Dreyfus Corporation. At a special meeting of shareholders held on September 28, 2006, a new subadvisory agreement between NYLIM and ICAP was approved.

    The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Balanced--Service Class
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Cash Management
MainStay VP Common Stock--Service Class
MainStay VP Conservative Allocation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Developing Growth--Service Class
MainStay VP Floating Rate--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Allocation--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP ICAP Select Equity--Service Class(1)
MainStay VP Income & Growth--Service Class
MainStay VP International Equity--Service Class
MainStay VP Large Cap Growth--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Mid Cap Value--Service Class
MainStay VP Moderate Allocation--Service Class
MainStay VP Moderate Growth Allocation--Service Class
MainStay VP S&P 500 Index--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
Alger American Small Capitalization--Class S Shares
Calvert Social Balanced Portfolio
Columbia Small Cap Value Fund, Variable Series--Class B
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio--II
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class II
Victory VIF Diversified Stock--Class A Shares

(1) Formerly MainStay VP Basic Value--Service Class

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

    Initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging (DCA) Advantage Account within two Business Days after receipt. Subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account at the close of the Business Day they are received. In those states where NYLIAC offers a single premium version of LifeStages(R) Elite Variable Annuity and MainStay Elite Variable Annuity, only one premium payment is permitted. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions. The policyowner may also transfer interest earned on monies in the Fixed Account into the Investment Divisions of the Separate Account. On the accompanying statement of changes in net assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Account.

    No Federal income tax is payable on investment income or capital gains of Separate Account-IV under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights.

    In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining the fair value of certain assets held by the individual funds that policies are invested in. The Standard is effective January 1, 2008, but could be adopted earlier by the individual funds.

    The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2006, the investments of Separate Account-IV are as follows:


                                                                              MAINSTAY VP
                                          MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                          BALANCED--          BOND--        APPRECIATION--         CASH
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      MANAGEMENT
                                        ---------------------------------------------------------------------
Number of shares......................        2,883             1,431               377            18,426
Identified cost.......................      $30,852           $19,165           $ 8,179           $18,425


                                          MAINSTAY VP
                                          HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           CORPORATE        ICAP SELECT        INCOME &        INTERNATIONAL
                                            BOND--           EQUITY--          GROWTH--          EQUITY--
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                        ---------------------------------------------------------------------
Number of shares......................        7,973               735               608             2,912
Identified cost.......................      $79,196           $ 8,750           $ 7,191           $44,890

  Investment activity for the year ended December 31, 2006, was as follows:


                                                                              MAINSTAY VP
                                          MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                          BALANCED--          BOND--        APPRECIATION--         CASH
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      MANAGEMENT
                                        ---------------------------------------------------------------------
Purchases.............................      $20,206           $ 6,055           $ 2,876           $23,445
Proceeds from sales...................        2,865               948               973            15,220


                                          MAINSTAY VP
                                          HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           CORPORATE        ICAP SELECT        INCOME &        INTERNATIONAL
                                            BOND--           EQUITY--          GROWTH--          EQUITY--
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                        ---------------------------------------------------------------------
Purchases.............................      $30,207           $ 4,906           $ 2,926           $26,473
Proceeds from sales...................          889               287               704               518

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------


      MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP
        COMMON         CONSERVATIVE       MAINSTAY VP       DEVELOPING         FLOATING         MAINSTAY VP         GROWTH
        STOCK--        ALLOCATION--      CONVERTIBLE--       GROWTH--           RATE--         GOVERNMENT--      ALLOCATION--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------------
            447             1,193             1,697               736             3,788             1,226             2,392
        $ 9,637           $12,355           $19,498           $ 7,301           $37,419           $13,109           $24,857


                                                                                                MAINSTAY VP
      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
       LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
       GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------------
            731             1,977             2,660             2,650             2,670             4,200             1,718
        $ 8,362           $27,581           $33,391           $32,971           $27,558           $43,976           $42,505


      MAINSTAY VP       MAINSTAY VP                          MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP
        COMMON          CONSERVATIVE       MAINSTAY VP       DEVELOPING         FLOATING         MAINSTAY VP          GROWTH
        STOCK--         ALLOCATION--      CONVERTIBLE--       GROWTH--           RATE--          GOVERNMENT        ALLOCATION--
     SERVICE CLASS    SERVICE CLASS(A)    SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    SERVICE CLASS(A)
    -----------------------------------------------------------------------------------------------------------------------------
        $ 4,722           $12,390            $ 7,096           $ 4,075           $32,619           $ 5,055           $25,229
            296                36                788               919             4,579               693               379


                                                                                                 MAINSTAY VP
      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP          MODERATE         MAINSTAY VP
       LARGE CAP          MID CAP           MID CAP           MID CAP           MODERATE            GROWTH            S&P 500
       GROWTH--           CORE--           GROWTH--           VALUE--         ALLOCATION--       ALLOCATION--         INDEX--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    SERVICE CLASS(A)   SERVICE CLASS(A)    SERVICE CLASS
    -----------------------------------------------------------------------------------------------------------------------------
        $ 5,619           $13,277           $14,933           $11,080           $28,126            $44,810            $15,536
            344               745             1,091             1,158               596                855              1,381

--------------------------------------------------------------------------------


                                                                                                   ALGER
                                          MAINSTAY VP       MAINSTAY VP                           AMERICAN
                                           SMALL CAP           TOTAL          MAINSTAY VP          SMALL
                                           GROWTH--          RETURN--           VALUE--       CAPITALIZATION--
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES
                                        ----------------------------------------------------------------------
Number of shares......................        1,552               449             1,107               838
Identified cost.......................      $16,700           $ 7,626           $19,438           $19,503


                                          JANUS ASPEN
                                            SERIES            MFS(R)            MFS(R)            MFS(R)
                                           WORLDWIDE         INVESTORS         RESEARCH          UTILITIES
                                           GROWTH--       TRUST SERIES--       SERIES--          SERIES--
                                        SERVICE SHARES     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                        ---------------------------------------------------------------------
Number of shares......................          225                76               143             2,367
Identified cost.......................      $ 6,071           $ 1,413           $ 2,246           $56,362


                                                                                                   ALGER
                                          MAINSTAY VP       MAINSTAY VP                           AMERICAN
                                           SMALL CAP           TOTAL          MAINSTAY VP          SMALL
                                           GROWTH--          RETURN--           VALUE--       CAPITALIZATION--
                                         SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES
                                        ----------------------------------------------------------------------
Purchases.............................      $ 5,460           $ 2,421           $10,439           $11,772
Proceeds from sales...................          681               367               870               407


                                          JANUS ASPEN
                                            SERIES            MFS(R)            MFS(R)            MFS(R)
                                           WORLDWIDE         INVESTORS         RESEARCH          UTILITIES
                                           GROWTH--       TRUST SERIES--       SERIES--          SERIES--
                                        SERVICE SHARES     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                                        ---------------------------------------------------------------------
Purchases.............................      $ 2,547           $   574           $   987           $34,548
Proceeds from sales...................          408               253               309               423

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------


                          COLUMBIA                                              FIDELITY(R)
        CALVERT           SMALL CAP         DREYFUS IP        FIDELITY(R)           VIP           FIDELITY(R)       JANUS ASPEN
        SOCIAL           VALUE FUND,        TECHNOLOGY            VIP             EQUITY-             VIP             SERIES
       BALANCED       VARIABLE SERIES--      GROWTH--       CONTRAFUND(R)--      INCOME--          MID CAP--        BALANCED--
       PORTFOLIO           CLASS B        SERVICE SHARES    SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES
    -----------------------------------------------------------------------------------------------------------------------------
          1,794                646                784             2,670             1,367             1,180               602
        $ 3,479            $12,031            $ 6,665           $78,728           $33,900           $36,734           $15,620


                                                                                                  VAN KAMPEN
       NEUBERGER                                                T. ROWE                               UIF             VICTORY
      BERMAN AMT           ROYCE              ROYCE              PRICE                             EMERGING             VIF
        MID-CAP          MICRO-CAP          SMALL-CAP           EQUITY            VAN ECK           MARKETS         DIVERSIFIED
       GROWTH--         PORTFOLIO--        PORTFOLIO--          INCOME           WORLDWIDE         EQUITY--           STOCK--
        CLASS S       INVESTMENT CLASS   INVESTMENT CLASS    PORTFOLIO-II       HARD ASSETS        CLASS II       CLASS A SHARES
    -----------------------------------------------------------------------------------------------------------------------------
            244             1,131              1,210              2,026             1,778             1,966               381
        $ 5,057           $15,667            $12,342            $45,290           $48,210           $29,465           $ 4,475


                          COLUMBIA                                              FIDELITY(R)
        CALVERT           SMALL CAP         DREYFUS IP        FIDELITY(R)           VIP           FIDELITY(R)       JANUS ASPEN
        SOCIAL           VALUE FUND,        TECHNOLOGY            VIP             EQUITY-             VIP             SERIES
       BALANCED       VARIABLE SERIES--      GROWTH--       CONTRAFUND(R)--      INCOME--          MID CAP--        BALANCED--
       PORTFOLIO           CLASS B        SERVICE SHARES    SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES
    -----------------------------------------------------------------------------------------------------------------------------
        $ 1,677            $ 8,129            $ 2,768           $47,235           $19,057           $18,558           $ 6,219
            319                413                597                53               204               450               819


                                                                                                  VAN KAMPEN
       NEUBERGER                                                T. ROWE                               UIF             VICTORY
      BERMAN AMT           ROYCE              ROYCE              PRICE                             EMERGING             VIF
        MID-CAP          MICRO-CAP          SMALL-CAP           EQUITY            VAN ECK           MARKETS         DIVERSIFIED
       GROWTH--         PORTFOLIO--        PORTFOLIO--          INCOME           WORLDWIDE         EQUITY--           STOCK--
        CLASS S       INVESTMENT CLASS   INVESTMENT CLASS    PORTFOLIO-II       HARD ASSETS        CLASS II       CLASS A SHARES
    -----------------------------------------------------------------------------------------------------------------------------
        $ 3,680           $14,243            $ 9,797            $18,559           $32,679           $21,847           $ 2,534
            289               190                345                352               694               667               373

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders, depending on the length of time a premium payment is in the policy before it is withdrawn. For LifeStages(R) Elite Variable Annuity and MainStay Elite Variable Annuity policies, this charge is 8% during the first three payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of LifeStages(R) Elite Variable Annuity and MainStay Elite Variable Annuity, there is a lower surrender charge. For LifeStages(R) Premium Plus Elite Variable Annuity and LifeStages(R) Longevity Benefit Variable Annuity policies, this charge is 8% during the first three payment years and declines to 7% in the fourth payment year, 6% in the fifth payment year, 5% in the sixth payment year, 4% in the seventh payment year and 3% in the eighth, ninth and tenth payment year, after which no charge is made. All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets. Surrender charges are paid to NYLIAC.

    NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender, the accumulation value is less than $100,000. This charge is $30 per policy.

    Additionally, NYLIAC reserves the right to charge $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

    The policies are also subject to an annualized mortality and expense risk and administrative costs charge of 1.70% for LifeStages(R) Elite Variable Annuity and MainStay Elite Variable Annuity policies, 1.90% for LifeStages(R) Premium Plus Elite Variable Annuity and 1.35% for LifeStages(R) Longevity Benefit Variable Annuity policies of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account. It is deducted on a quarterly basis from the Investment Divisions. In addition, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon payment of any death benefit proceeds. The mortality and expense risk and administrative charges are recorded in the accompanying summary of operations.

    In addition, LifeStages(R) Longevity Benefit Variable Annuity policies are subject to a Longevity Benefit Charge. This charge is deducted each policy quarter by reducing the number of Accumulation Units in the Investment Divisions. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the premium payment made to the policy.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                                                  MAINSTAY VP                          MAINSTAY VP
                                MAINSTAY VP      MAINSTAY VP        CAPITAL          MAINSTAY VP         COMMON
                                BALANCED--         BOND--       APPRECIATION--          CASH             STOCK--
                               SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       MANAGEMENT       SERVICE CLASS
                              ---------------   -------------   ---------------   -----------------   -------------
                              2006    2005(B)   2006    2005     2006     2005     2006      2005     2006    2005
                              -------------------------------------------------------------------------------------
Units issued................  1,826    1,293     567     639     220      202      25,630    18,762    316     235
Units redeemed..............  (315)      (11)   (112)    (38)    (69)     (60)    (18,484)  (13,372)   (22)    (11)
                              -----    -----    ----     ---     ---      ---     -------   -------    ---     ---
  Net increase (decrease)...  1,511    1,282     455     601     151      142       7,146     5,390    294     224
                              =====    =====    ====     ===     ===      ===     =======   =======    ===     ===

                               MAINSTAY VP
                               HIGH YIELD      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP      MAINSTAY VP
                                CORPORATE      ICAP SELECT       INCOME &      INTERNATIONAL      LARGE CAP
                                 BOND--          EQUITY--        GROWTH--         EQUITY--         GROWTH--
                              SERVICE CLASS   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                              -------------   --------------   -------------   --------------   --------------
                              2006    2005     2006    2005    2006    2005     2006    2005     2006    2005
                              --------------------------------------------------------------------------------
Units issued................  2,466   2,515     348     151     220     258    1,608     904      497     153
Units redeemed..............  (320)   (399)     (20)    (16)    (61)    (13)     (91)    (29)     (16)    (32)
                              -----   -----   -----     ---     ---     ---    -----     ---    -----     ---
  Net increase (decrease)     2,146   2,116     328     135     159     245    1,517     875      481     121
                              =====   =====   =====     ===     ===     ===    =====     ===    =====     ===

                                                                                     ALGER
                                                                                   AMERICAN
                               MAINSTAY VP      MAINSTAY VP                          SMALL
                                SMALL CAP          TOTAL        MAINSTAY VP    CAPITALIZATION--    CALVERT SOCIAL
                                 GROWTH--        RETURN--         VALUE--           CLASS S           BALANCED
                              SERVICE CLASS    SERVICE CLASS   SERVICE CLASS        SHARES            PORTFOLIO
                              --------------   -------------   -------------   -----------------   ---------------
                              2006    2005     2006    2005    2006    2005     2006      2005      2006     2005
                              ------------------------------------------------------------------------------------
Units issued................  441      472      193     214     671     364       718       364      118      122
Units redeemed..............  (94)     (25)     (40)    (38)    (43)    (28)      (35)      (10)     (18)     (23)
                              ---      ---      ---     ---     ---     ---       ---       ---      ---      ---
  Net increase (decrease)...  347      447      153     176     628     336       683       354      100       99
                              ===      ===      ===     ===     ===     ===       ===       ===      ===      ===

                               JANUS ASPEN                                                        NEUBERGER
                                  SERIES           MFS(R)           MFS(R)          MFS(R)       BERMAN AMT
                                WORLDWIDE         INVESTORS        RESEARCH        UTILITIES       MID-CAP
                                 GROWTH--      TRUST SERIES--      SERIES--        SERIES--       GROWTH--
                              SERVICE SHARES    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS     CLASS S
                              --------------   ---------------   -------------   -------------   -----------
                              2006    2005      2006     2005    2006    2005    2006    2005    2006   2005
                              ------------------------------------------------------------------------------
Units issued................  193      178       33       43       65     76     1,978   1,418   242     92
Units redeemed..............  (28)     (11)      (9)      (1)     (15)    (2)    (115)    (22)    (9)    (3)
                              ---      ---       --       --      ---     --     -----   -----   ---     --
  Net increase (decrease)...  165      167       24       42       50     74     1,863   1,396   233     89
                              ===      ===       ==       ==      ===     ==     =====   =====   ===     ==

(a) For the period May 2, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 4, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

     MAINSTAY VP                         MAINSTAY VP      MAINSTAY VP                      MAINSTAY VP
    CONSERVATIVE       MAINSTAY VP       DEVELOPING        FLOATING        MAINSTAY VP       GROWTH
    ALLOCATION--      CONVERTIBLE--       GROWTH--          RATE--        GOVERNMENT--    ALLOCATION--
    SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
    -------------   -----------------   -------------   ---------------   -------------   -------------
       2006(C)       2006      2005     2006    2005    2006    2005(A)   2006    2005       2006(C)
    ---------------------------------------------------------------------------------------------------
        1,211         539       500      258     134    2,705     932      446     419        2,447
           (4)        (80)      (62)     (32)     (7)   (146)      (6)     (49)    (20)         (55)
        -----         ---       ---      ---     ---    -----     ---      ---     ---        -----
        1,207         459       438      226     127    2,559     926      397     399        2,392
        =====         ===       ===      ===     ===    =====     ===      ===     ===        =====

                                                                           MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP         MODERATE         MAINSTAY VP
       MID CAP          MID CAP          MID CAP          MODERATE           GROWTH            S&P 500
        CORE--          GROWTH--         VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS      SERVICE CLASS     SERVICE CLASS
    --------------   --------------   --------------   --------------   -----------------   -------------
    2006    2005     2006    2005     2006     2005       2006(C)            2006(C)        2006    2005
    -----------------------------------------------------------------------------------------------------
    866      654     985      818      882    1,090        2,731              4,281         1,261   1,235
    (101)    (19)    (216)    (38)    (244)     (37)         (30)               (19)        (225)     (73)
    ----     ---     ----     ---     ----    -----        -----              -----         -----   -----
    765      635     769      780      638    1,053        2,701              4,262         1,036   1,162
    ====     ===     ====     ===     ====    =====        =====              =====         =====   =====

                                                            FIDELITY(R)
     COLUMBIA SMALL      DREYFUS IP       FIDELITY(R)           VIP                               JANUS ASPEN
    CAP VALUE FUND,      TECHNOLOGY           VIP             EQUITY-        FIDELITY(R) VIP        SERIES
        VARIABLE          GROWTH--      CONTRAFUND(R)--       INCOME--          MID CAP--         BALANCED--
    SERIES--CLASS B    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2    SERVICE CLASS 2    SERVICE SHARES
    ----------------   --------------   ---------------   ----------------   ----------------   ---------------
    2006      2005     2006    2005      2006     2005     2006      2005    2006      2005      2006     2005
    -----------------------------------------------------------------------------------------------------------
     647      396      209      163     2,732    1,697     1,135      753     913      861        450      496
     (28)      (5)     (22)     (40)     (151)     (50)      (70)     (53)    (86)     (30)       (54)     (45)
     ---      ---      ---      ---     -----    -----     -----      ---     ---      ---        ---      ---
     619      391      187      123     2,581    1,647     1,065      700     827      831        396      451
     ===      ===      ===      ===     =====    =====     =====      ===     ===      ===        ===      ===

                                                                           VAN KAMPEN
                                                                              UIF             VICTORY
                                                            VAN ECK         EMERGING            VIF
    ROYCE MICRO-CAP    ROYCE SMALL-CAP    T. ROWE PRICE    WORLDWIDE        MARKETS         DIVERSIFIED
      PORTFOLIO--        PORTFOLIO--      EQUITY INCOME       HARD          EQUITY--          STOCK--
    INVESTMENT CLASS   INVESTMENT CLASS   PORTFOLIO--II      ASSETS         CLASS II      CLASS A SHARES
    ----------------   ----------------   -------------   ------------   --------------   ---------------
    2006    2005(A)    2006    2005(A)    2006    2005    2006    2005   2006    2005      2006     2005
    -----------------------------------------------------------------------------------------------------
     988      135       765      256      1,270   1,268   1,313   794    948      361       177      133
     (24)      (1)      (30)      (1)     (134)    (46)    (70)   (15)   (29)      (8)      (15)      (5)
     ---      ---       ---      ---      -----   -----   -----   ---    ---      ---       ---      ---
     964      134       735      255      1,136   1,222   1,243   779    919      353       162      128
     ===      ===       ===      ===      =====   =====   =====   ===    ===      ===       ===      ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2006, 2005, 2004, and 2003:


                                          MAINSTAY VP                   MAINSTAY VP
                                          BALANCED--                      BOND--
                                         SERVICE CLASS                 SERVICE CLASS
                                       -----------------   -------------------------------------
                                        2006      2005      2006      2005      2004      2003
                                       ---------------------------------------------------------
Net Assets...........................  $32,449   $13,598   $19,422   $13,750   $ 7,140   $   661
Units Outstanding....................    2,793     1,282     1,734     1,279       678        65
Variable Accumulation Unit Value.....  $ 11.58   $ 10.49   $ 11.18   $ 10.72   $ 10.53   $ 10.14
Total Return.........................    10.4%      4.9%      4.3%      1.9%      3.8%      1.4%
Investment Income Ratio..............     2.3%      2.4%      1.2%      3.9%      5.9%     24.1%


                                                    MAINSTAY VP                             MAINSTAY VP
                                                   CONVERTIBLE--                        DEVELOPING GROWTH--
                                                   SERVICE CLASS                           SERVICE CLASS
                                       -------------------------------------   -------------------------------------
                                        2006      2005      2004      2003      2006      2005      2004      2003
                                       -----------------------------------------------------------------------------
Net Assets...........................  $21,580   $13,997   $ 8,095   $   993   $ 8,389   $ 4,573   $ 2,618   $   192
Units Outstanding....................    1,601     1,142       704        91       582       356       229        18
Variable Accumulation Unit Value.....  $ 13.47   $ 12.23   $ 11.50   $ 10.87   $ 14.36   $ 12.78   $ 11.44   $ 10.83
Total Return.........................    10.1%      6.3%      5.9%      8.7%     12.4%     11.7%      5.6%      8.3%
Investment Income Ratio..............     2.6%      1.7%      3.1%     14.8%        --        --        --        --


                                                    MAINSTAY VP                             MAINSTAY VP
                                               ICAP SELECT EQUITY--                      INCOME & GROWTH--
                                                   SERVICE CLASS                           SERVICE CLASS
                                       -------------------------------------   -------------------------------------
                                        2006      2005      2004      2003      2006      2005      2004      2003
                                       -----------------------------------------------------------------------------
Net Assets...........................  $10,141   $ 4,386   $ 2,549   $   310   $ 8,263   $ 5,074   $ 1,904   $   134
Units Outstanding....................      678       350       215        29       562       403       158        13
Variable Accumulation Unit Value.....  $ 14.86   $ 12.49   $ 11.87   $ 10.69   $ 14.68   $ 12.60   $ 12.06   $ 10.73
Total Return.........................    19.0%      5.2%     11.1%      6.9%     16.6%      4.5%     12.4%      7.3%
Investment Income Ratio..............     0.2%      0.9%      1.3%      4.9%      0.5%      1.4%      3.5%      7.7%

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

                 MAINSTAY VP                                                                     MAINSTAY VP
           CAPITAL APPRECIATION--                        MAINSTAY VP                           COMMON STOCK--
                SERVICE CLASS                          CASH MANAGEMENT                          SERVICE CLASS
    -------------------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2006      2005      2004      2003
    ---------------------------------------------------------------------------------------------------------------------
    $ 9,114   $ 6,867   $ 4,718   $   653   $18,765   $10,281   $ 4,517   $ 1,048   $10,931   $ 5,553   $ 2,375   $   321
        704       553       411        59    17,010     9,864     4,474     1,047       710       416       192        29
    $ 12.94   $ 12.43   $ 11.49   $ 11.06   $  1.09   $  1.04   $  1.01   $  1.00   $ 15.39   $ 13.25   $ 12.34   $ 11.15
       4.2%      8.1%      3.9%     10.6%      4.6%      3.0%      0.8%      0.1%     16.2%      7.4%     10.6%     11.5%
       0.2%        --      0.1%      0.9%      4.4%      3.0%      0.9%      0.4%      0.5%      1.2%      2.0%      6.3%

      MAINSTAY VP
     CONSERVATIVE
     ALLOCATION--
     SERVICE CLASS
     -------------
         2006
     -------------
        $12,984
          1,207
        $ 10.67
           6.7%
           2.6%

                                                                 MAINSTAY VP                 MAINSTAY VP
       MAINSTAY VP                   MAINSTAY VP                   GROWTH                    HIGH YIELD
     FLOATING RATE--                GOVERNMENT--                ALLOCATION--              CORPORATE BOND--
      SERVICE CLASS                 SERVICE CLASS               SERVICE CLASS               SERVICE CLASS
    -----------------   -------------------------------------   -------------   -------------------------------------
     2006      2005      2006      2005      2004      2003         2006         2006      2005      2004      2003
    -----------------------------------------------------------------------------------------------------------------
    $37,645   $ 9,509   $13,260   $ 8,578   $ 4,236   $   378      $27,267      $84,029   $48,692   $21,542   $ 2,970
      3,485       926     1,204       807       408        38        2,392        6,045     3,899     1,783       276
    $ 10.77   $ 10.19   $ 11.01   $ 10.60   $ 10.39   $ 10.08      $ 11.22      $ 13.86   $ 12.40   $ 12.08   $ 10.74
       5.7%      1.9%      3.8%      2.1%      3.1%      0.8%        12.2%        11.8%      2.7%     12.5%      7.4%
       5.8%      4.2%      1.0%      4.0%      6.8%     24.9%         1.5%         2.2%      7.7%     12.0%     42.9%

                                                         MAINSTAY VP                             MAINSTAY VP
                 MAINSTAY VP                              LARGE CAP                                MID CAP
           INTERNATIONAL EQUITY--                         GROWTH--                                 CORE--
                SERVICE CLASS                           SERVICE CLASS                           SERVICE CLASS
    -------------------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2006      2005      2004      2003
    ---------------------------------------------------------------------------------------------------------------------
    $54,334   $19,738   $ 6,482   $   542   $ 9,060   $ 3,383   $ 1,927   $   320   $30,960   $15,476   $ 4,966   $   482
      2,878     1,361       486        48       790       309       188        30     1,780     1,015       380        45
    $ 18.82   $ 14.36   $ 13.33   $ 11.39   $ 11.41   $ 10.67   $ 10.25   $ 10.52   $ 17.31   $ 15.10   $ 13.06   $ 10.72
      31.0%      7.7%     17.1%     13.9%      7.0%      4.1%     (2.6%)     5.2%     14.7%     15.6%     21.9%      7.2%
       0.3%      2.3%      1.5%     12.1%        --        --      0.1%      0.8%        --      0.6%      0.6%      2.4%

                  MAINSTAY VP
                    MID CAP
                   GROWTH--
                 SERVICE CLASS
     -------------------------------------
      2006      2005      2004      2003
     -------------------------------------
     $38,503   $23,016   $ 8,646   $ 1,001
       2,170     1,401       621        88
     $ 17.72   $ 16.26   $ 13.92   $ 11.38
        9.0%     16.8%     22.3%     13.8%
          --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                                                MAINSTAY VP
                                                    MAINSTAY VP                 MAINSTAY VP      MODERATE
                                                      MID CAP                    MODERATE         GROWTH
                                                      VALUE--                  ALLOCATION--    ALLOCATION--
                                                   SERVICE CLASS               SERVICE CLASS   SERVICE CLASS
                                       -------------------------------------   -------------   -------------
                                        2006      2005      2004      2003         2006            2006
                                       ---------------------------------------------------------------------
Net Assets...........................  $36,644   $23,329   $ 8,089   $   731      $29,581         $47,438
Units Outstanding....................    2,301     1,663       610        65        2,701           4,262
Variable Accumulation Unit Value.....  $ 15.90   $ 13.98   $ 13.26   $ 11.31      $ 10.84         $ 11.01
Total Return.........................    13.8%      5.4%     17.2%     13.1%         8.4%           10.1%
Investment Income Ratio..............       --      0.8%      1.3%      5.7%         2.0%            2.0%

                                                                                              CALVERT
                                                  ALGER AMERICAN                              SOCIAL
                                              SMALL CAPITALIZATION--                         BALANCED
                                                  CLASS S SHARES                             PORTFOLIO
                                       -------------------------------------   -------------------------------------
                                        2006      2005      2004      2003      2006      2005      2004      2003
                                       -----------------------------------------------------------------------------
Net Assets...........................  $23,631   $ 9,424   $ 3,436   $   176   $ 3,648   $ 2,174   $   941   $    29
Units Outstanding....................    1,302       619       265        16       283       183        84         3
Variable Accumulation Unit Value.....  $ 18.08   $ 15.10   $ 12.95   $ 11.14   $ 12.86   $ 11.83   $ 11.19   $ 10.34
Total Return.........................    19.7%     16.6%     16.3%     11.4%      8.8%      5.7%      8.3%      3.4%
Investment Income Ratio..............       --        --        --        --      2.8%      2.3%      3.2%     13.0%

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

                 MAINSTAY VP                             MAINSTAY VP
                   S&P 500                                SMALL CAP                              MAINSTAY VP
                   INDEX--                                GROWTH--                             TOTAL RETURN--
                SERVICE CLASS                           SERVICE CLASS                           SERVICE CLASS
    -------------------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2006      2005      2004      2003
    ---------------------------------------------------------------------------------------------------------------------
    $49,694   $29,950   $14,415   $ 1,224   $18,253   $12,811   $ 6,538   $   745   $ 8,400   $ 5,855   $ 3,517   $   398
      3,378     2,342     1,180       110     1,313       966       519        64       640       487       311        37
    $ 14.69   $ 12.76   $ 12.21   $ 11.08   $ 13.88   $ 13.09   $ 12.61   $ 11.55   $ 13.13   $ 12.02   $ 11.32   $ 10.67
      15.2%      4.5%     10.2%     10.8%      6.1%      3.8%      9.1%     15.5%      9.2%      6.2%      6.1%      6.7%
       0.4%      1.4%      2.6%      9.1%        --        --        --        --      0.5%      1.7%      2.7%     13.8%


                  MAINSTAY VP
                    VALUE--
                 SERVICE CLASS
     -------------------------------------
      2006      2005      2004      2003
     -------------------------------------
     $22,305   $10,400   $ 5,599   $   469
       1,409       781       445        41
     $ 15.80   $ 13.32   $ 12.57   $ 11.33
       18.6%      6.0%     11.0%     13.3%
        0.3%      1.3%      1.7%     10.8%

             COLUMBIA
             SMALL CAP                         DREYFUS IP
            VALUE FUND,                        TECHNOLOGY                            FIDELITY(R) VIP
         VARIABLE SERIES--                      GROWTH--                             CONTRAFUND(R)--
              CLASS B                        SERVICE SHARES                          SERVICE CLASS 2
    ---------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2006      2005      2004      2003      2006      2005      2004      2003
    -----------------------------------------------------------------------------------------------------------
    $13,367   $ 4,510   $  207    $ 7,293   $ 4,846   $ 3,289   $   575   $83,381   $36,377   $ 9,978   $   667
      1,030       411       20        603       416       293        51     5,010     2,429       782        60
    $ 12.93   $ 10.83   $10.27    $ 12.07   $ 11.60   $ 11.21   $ 11.18   $ 16.58   $ 14.88   $ 12.76   $ 11.08
      19.4%      5.5%     2.7%       4.0%      3.5%      0.2%     11.8%     11.4%     16.6%     15.2%     10.8%
       0.4%        --     3.3%         --        --        --        --      1.1%      0.1%        --        --


                FIDELITY(R) VIP
                EQUITY-INCOME--
                SERVICE CLASS 2
     -------------------------------------
      2006      2005      2004      2003
     -------------------------------------
     $35,470   $15,969   $ 6,608   $   535
       2,312     1,247       547        49
     $ 15.30   $ 12.76   $ 12.09   $ 10.87
       19.9%      5.6%     11.2%      8.7%
        3.0%      1.0%      0.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                   FIDELITY(R)                             JANUS ASPEN
                                                       VIP                                   SERIES
                                                    MID CAP--                              BALANCED--
                                                 SERVICE CLASS 2                         SERVICE SHARES
                                      -------------------------------------   -------------------------------------
                                       2006      2005      2004      2003      2006      2005      2004      2003
                                      -----------------------------------------------------------------------------
Net Assets........................... $40,507   $21,882   $ 6,502   $   219   $17,360   $10,829   $ 4,841   $   460
Units Outstanding....................   2,108     1,281       450        19     1,267       871       420        43
Variable Accumulation Unit Value..... $ 19.17   $ 17.05   $ 14.45   $ 11.59   $ 13.70   $ 12.41   $ 11.52   $ 10.64
Total Return.........................   12.4%     18.0%     24.7%     15.9%     10.4%      7.7%      8.3%      6.4%
Investment Income Ratio..............    0.1%        --        --        --      2.1%      2.4%      3.3%      7.2%

                                                                          ROYCE               ROYCE
                                               NEUBERGER                MICRO-CAP           SMALL-CAP
                                              BERMAN AMT               PORTFOLIO--         PORTFOLIO--
                                           MID-CAP GROWTH--            INVESTMENT          INVESTMENT
                                                CLASS S                   CLASS               CLASS
                                      ---------------------------   -----------------   -----------------
                                       2006      2005      2004      2006      2005      2006      2005
                                      -------------------------------------------------------------------
Net Assets........................... $ 5,644   $ 1,826   $   519   $16,410   $ 1,680   $12,973   $ 2,922
Units Outstanding....................     366       133        44     1,098       134       990       255
Variable Accumulation Unit Value..... $ 15.38   $ 13.43   $ 11.84   $ 14.84   $ 12.26   $ 13.03   $ 11.30
Total Return.........................   14.5%     13.4%     18.4%     21.1%     22.6%     15.4%     13.0%
Investment Income Ratio..............      --        --        --      0.3%      1.3%      0.1%        --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

                 JANUS ASPEN
                   SERIES
                  WORLDWIDE                           MFS(R) INVESTORS                             MFS(R)
                  GROWTH--                             TRUST SERIES--                         RESEARCH SERIES--
               SERVICE SHARES                           SERVICE CLASS                           SERVICE CLASS
    -------------------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2006      2005      2004      2003
    ---------------------------------------------------------------------------------------------------------------------
    $ 7,258   $ 4,185   $ 2,090   $   125   $ 1,639   $ 1,145   $   579   $    19   $ 2,574   $ 1,664   $   632   $    36
        519       354       187        12       115        91        49         2       176       126        52         3
    $ 13.95   $ 11.83   $ 11.20   $ 10.72   $ 14.22   $ 12.61   $ 11.79   $ 10.61   $ 14.54   $ 13.20   $ 12.27   $ 10.61
      17.9%      5.6%      4.5%      7.2%     12.7%      7.0%     11.1%      6.1%     10.2%      7.6%     15.6%      6.1%
       1.7%      1.3%      1.3%      1.4%      0.2%      0.3%      0.2%        --      0.3%      0.3%      0.5%        --


               MFS(R)
         UTILITIES SERIES--
            SERVICE CLASS
     ---------------------------
      2006      2005      2004
     ---------------------------
     $68,838   $24,083   $ 2,138
       3,422     1,559       163
     $ 20.07   $ 15.32   $ 13.14
       31.0%     16.6%     31.4%
        1.5%      0.3%        --

                                                                                                 VAN KAMPEN
                T. ROWE PRICE                              VAN ECK                              UIF EMERGING
                EQUITY INCOME                             WORLDWIDE                           MARKETS EQUITY--
                PORTFOLIO--II                            HARD ASSETS                              CLASS II
    -------------------------------------   -------------------------------------   -------------------------------------
     2006      2005      2004      2003      2006      2005      2004      2003      2006      2005      2004      2003
    ---------------------------------------------------------------------------------------------------------------------
    $50,422   $27,350   $10,477   $   684   $58,353   $20,303   $ 2,285   $    98   $38,547   $10,360   $ 2,508   $   127
      3,172     2,036       814        61     2,184       941       162         9     1,445       526       173        11
    $ 15.85   $ 13.35   $ 12.88   $ 11.24   $ 26.63   $ 21.39   $ 14.11   $ 11.38   $ 26.56   $ 19.37   $ 14.48   $ 11.77
      18.6%      3.7%     14.6%     12.4%     24.5%     51.7%     24.0%     13.8%     37.2%     33.8%     23.0%     17.7%
       1.4%      1.5%      1.6%      2.2%        --      0.1%      0.1%        --      0.7%      0.3%      0.6%        --


             VICTORY VIF
         DIVERSIFIED STOCK--
           CLASS A SHARES
     ---------------------------
      2006      2005      2004
     ---------------------------
     $ 5,009   $ 2,453   $   809
         362       200        72
     $ 13.80   $ 12.14   $ 11.17
       13.7%      8.7%     11.7%
        0.3%      0.1%      1.6%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Annuity Separate Account IV Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-IV as of December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PricewaterhouseCoopers LLP)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2007

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2006 AND 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2006      2005
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $971 in
     2006 and $746 in 2005).................................  $38,906   $36,467
  Trading securities........................................       12        13
Equity securities, at fair value
  Available-for-sale........................................       74        32
  Trading securities........................................       62        56
Mortgage loans..............................................    4,189     3,609
Policy loans................................................      651       599
Other long-term investments.................................      554       404
                                                              -------   -------
     Total investments......................................   44,448    41,180
Cash and cash equivalents...................................      583       422
Deferred policy acquisition costs...........................    3,310     2,978
Interest in annuity contracts...............................    4,240     4,005
Amounts recoverable from reinsurer..........................    6,432     6,090
Other assets................................................      856       790
Separate account assets.....................................   16,579    13,990
                                                              -------   -------
     Total assets...........................................  $76,448   $69,455
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $41,309   $38,413
Future policy benefits......................................    2,087     1,460
Policy claims...............................................      156       126
Obligations under structured settlement agreements..........    4,240     4,005
Amounts payable to reinsurer................................    5,114     4,844
Other liabilities...........................................    2,308     2,123
Separate account liabilities................................   16,579    13,990
                                                              -------   -------
     Total liabilities......................................   71,793    64,961
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................       77       231
Retained earnings...........................................    3,143     2,828
                                                              -------   -------
     Total stockholder's equity.............................    4,655     4,494
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $76,448   $69,455
                                                              =======   =======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  565   $  138   $   29
  Fees-universal life and annuity policies..................     487      376      676
  Net investment income.....................................   2,400    2,187    2,006
  Net investment (losses)/gains.............................     (41)      --       31
  Net revenue from reinsurance..............................     214      276        4
  Other income..............................................      28       33       26
                                                              ------   ------   ------
     Total revenues.........................................   3,653    3,010    2,772
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,646    1,488    1,376
  Increase in liabilities for future policy benefits........     529      155       19
  Policyholder benefits.....................................     114       71      157
  Operating expenses........................................     899      865      762
                                                              ------   ------   ------
     Total expenses.........................................   3,188    2,579    2,314
                                                              ------   ------   ------
  Income before income taxes................................     465      431      458
  Income tax expense........................................     138      138      150
                                                              ------   ------   ------
NET INCOME..................................................  $  327   $  293   $  308
                                                              ======   ======   ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                             ACCUMULATED
                                                    ADDITIONAL                  OTHER           TOTAL
                                          CAPITAL    PAID IN     RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS   INCOME (LOSS)      EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MILLIONS)
BALANCE AT JANUARY 1, 2004..............    $25       $1,410      $2,227        $ 590          $4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............     25        1,410       2,828          231           4,494
                                                                                               ------
Comprehensive income:
  Net income............................                             327                          327
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (154)           (154)
                                                                                               ------
  Other comprehensive income............                                                         (154)
                                                                                               ------
Total comprehensive income..............                                                          173
  Distribution to Stockholder...........                             (12)                         (12)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2006............    $25       $1,410      $3,143        $  77          $4,655
                                            ===       ======      ======        =====          ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2006       2005       2004
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    327   $    293   $    308
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        55         62         43
    Net capitalization of deferred policy acquisition
      costs.................................................      (248)      (232)      (318)
    Annuity and universal life fees.........................      (412)      (375)      (338)
    Interest credited to policyholders' account balances....     1,646      1,488      1,376
    Net investment losses (gains)...........................        41         --        (31)
    Equity in earnings of limited partnerships..............         1         --         --
    Deferred income taxes...................................        52         16         63
    Net revenue from intercompany reinsurance...............       (57)       (20)        --
    Net change in unearned revenue liability................        49         16         30
    Changes in:
      Net separate account assets and liabilities...........        --         --          3
      Other assets and other liabilities....................         5        (52)       (33)
      Reinsurance recoverables and payables.................        25         76        (61)
      Trading securities....................................        (1)        32         36
      Policy claims.........................................        30        (25)        44
      Future policy benefits................................       543        156         19
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     2,056      1,435      1,141
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available-for-sale fixed maturities.............    11,100     17,013     21,439
    Maturity of available-for-sale fixed maturities.........     1,337        532        567
    Sale of equity securities...............................        44         39         25
    Repayment of mortgage loans.............................       618        459        480
    Sale of other investments...............................        95        329         34
  Cost of:
    Available-for-sale fixed maturities acquired............   (15,272)   (20,135)   (26,796)
    Equity securities acquired..............................       (50)       (10)       (17)
    Mortgage loans acquired.................................    (1,198)      (978)      (852)
    Other investments acquired..............................      (262)       (70)      (443)
  Policy loans (net)........................................       (52)       (29)        (8)
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (3,640)    (2,850)    (5,571)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     6,183      5,812      6,205
    Withdrawals.............................................    (4,174)    (2,981)    (2,147)
    Net transfers to the separate accounts..................      (371)      (254)      (458)
  Increase (decrease) in loaned securities..................       247       (341)      (369)
  Securities sold under agreements to repurchase (net)......      (154)      (867)       866
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................        --       (233)       233
  Proceeds from debt........................................         8         --         --
  Change in book and bank overdrafts........................        18         21         19
  Distribution to stockholder...............................       (12)        --         --
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,745      1,157      4,349
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........       161       (258)       (81)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       422        680        761
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    583   $    422   $    680
                                                              ========   ========   ========

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment (losses) gains in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other long-term investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with FIN No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements and furniture and equipment. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premium so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2006, 2005 and 2004.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note
5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
9 -- Reinsurance. This net revenue adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2006 and 2005, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2006 and 2005 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

outside legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is in the process of evaluating this statement.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN No. 48 on January 1, 2007. The Company is currently assessing the impact of FIN No. 48 on the Company's consolidated financial statements.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments." This statement provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain re-measurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company is in the process of determining whether there are any hybrid instruments for which the Company will elect the fair value option.

     In November 2005, the FASB issued Staff Position Paper ("FSP") No. 115-1, which is entitled "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's consolidated statements.

     Effective January 1, 2004, the Company adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-01")." SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities;
(ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contract holders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products are no longer eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2006 and 2005, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2006                     2005
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE-FOR-SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $   538     $   539      $ 1,707     $ 1,714
Due after one year through five years.......     6,490       6,464        6,849       6,850
Due after five years through ten years......    13,177      13,147       11,796      11,912
Due after ten years.........................     6,233       6,429        4,254       4,566
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,522       1,499        1,625       1,603
  Other mortgage-backed securities..........     7,538       7,557        7,263       7,321
  Other asset-backed securities.............     3,143       3,131        2,415       2,400
  Redeemable preferred securities...........       140         140           97         101
                                               -------     -------      -------     -------
  TOTAL AVAILABLE-FOR-SALE..................   $38,781     $38,906      $36,006     $36,467
                                               =======     =======      =======     =======

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2006
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,433       $ 18         $ 35       $ 2,416
U.S. agencies, state and municipal.........       516         44            4           556
Foreign governments........................       137          5            *           142
Corporate..................................    24,874        455          365        24,964
Mortgage-backed securities.................     7,538         87           68         7,557
Asset-backed securities....................     3,143         17           29         3,131
Redeemable preferred securities............       140          2            2           140
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $38,781       $628         $503       $38,906
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5            *           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,415         13           28         2,400
Redeemable preferred securities............        97          4           --           101
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006 and 2005, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $32 million and $141 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $4 million and $3 million at December 31, 2006 and 2005, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2006...........................................  $69        $5         $  --         $74
2005...........................................  $30        $2         $  --         $32

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2006 and 2005 was estimated to be $4,233 million and $3,678 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2006 and 2005, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $257 million and $190 million, respectively, at fixed and floating interest rates ranging from 3.6% to 7.6% and from 3.6% to 12.3%, respectively. These commitments are diversified by property type and geographic region.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2006 and 2005, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2006               2005
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Residential.......................................   $1,187     28.3%   $  947     26.2%
  Office buildings..................................    1,019     24.3     1,094     30.3
  Retail facilities.................................      787     18.8       637     17.7
  Apartment buildings...............................      652     15.6       344      9.5
  Industrial........................................      514     12.3       494     13.7
  Other.............................................       30      0.7        93      2.6
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central...........................................   $1,091     26.0%   $  895     24.8%
  Pacific...........................................    1,057     25.2       994     27.6
  South Atlantic....................................      965     23.1       842     23.3
  Middle Atlantic...................................      831     19.8       632     17.5
  New England.......................................      245      5.9       245      6.8
  Other.............................................       --       --         1      0.0
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2006 and 2005 is summarized below (in millions):

                                                              2006    2005
                                                              -----   ----
Beginning balance...........................................  $  6    $ 9
Additions charged to operations.............................     1     --
Reduction due to sale.......................................    --     (3)
                                                              -----   ---
ENDING BALANCE..............................................  $  7    $ 6
                                                              =====   ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2006 and 2005 were as follows (in millions):

                                                              2006   2005
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $220   $229
Collateralized third party commercial loans.................   147     71
Limited partnerships........................................   149     68
Derivatives.................................................    25     21
Real estate.................................................    10     11
Other.......................................................     3      4
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $554   $404
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2006 and 2005. Depreciation expense for December 31, 2006, 2005 and 2004 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $161 million and $70 million at December 31, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2006 and 2005 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                 LOSS
                                                              -----------
                                                              2006   2005
                                                              ----   ----
Asset-backed securitizations................................  $ 53   $ 54
Private placement structured notes..........................    86     94
Other long-term investments:
  Equity in asset-backed securitizations....................    23     32
  Limited partnerships......................................    12      2
                                                              ----   ----
     TOTAL..................................................  $174   $182
                                                              ====   ====

     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fixed maturities...........................................  $2,179   $1,982   $1,805
Equity securities..........................................       5        8        4
Mortgage loans.............................................     239      206      185
Policy loans...............................................      46       44       45
Other long-term investments................................      32       29       27
                                                             ------   ------   ------
  Gross investment income..................................   2,501    2,269    2,066
Investment expenses........................................    (101)     (82)     (60)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,400   $2,187   $2,006
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2006, 2005 and 2004, net investment (losses) gains were as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Fixed maturities............................................  $(28)  $(3)   $ 44
Equity securities...........................................    (8)    5      12
Mortgage loans..............................................    (1)   --      (4)
Derivative instruments......................................    (6)   (4)    (23)
Other long-term investments.................................     2     2       2
                                                              ----   ---    ----
  TOTAL NET INVESTMENT (LOSSES)/GAINS.......................  $(41)  $--    $ 31
                                                              ====   ===    ====

     The net (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(4) million, $(12) million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively. Trading gains and losses are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $67 million, $98 million and $139 million for the years ended December 31, 2006, 2005 and 2004, respectively; and realized losses were $100 million, $82 million and $93 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in net investment (losses) gains on fixed maturities above) were $3 million, $15 million and $10 million for the years ended December 31, 2006, 2005 and 2004, respectively. Related losses from other-than-temporary impairments in equity securities (included in net investment (losses) gains on equity securities above) were $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005 and 2004.

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2006 and 2005 (in millions):

                                                                  2006
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                    -------------------   --------------------   --------------------
                                     FAIR    UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                    VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                    ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  553      $ 5       $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal....................      80        1            91         3          171         4
  Foreign governments.............      15        *            26         *           41         *
  Corporate.......................   3,980       57         9,198       308       13,178       365
  Mortgage-backed securities......   1,579       12         2,197        56        3,776        68
  Asset-backed securities.........     644        4         1,019        25        1,663        29
  Redeemable preferred
     securities...................      10        *            52         2           62         2
                                    ------      ---       -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $6,861      $79       $13,691      $424      $20,552      $503
                                    ======      ===       =======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2005
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS         12 MONTHS               TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006, fixed maturities represented the Company's entire unrealized loss amount, which was comprised of approximately 2,857 different securities.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2006, represent $79 million or 16% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $424 million or 84% of the Company's total fixed maturities unrealized loss. Of the total amount of fixed maturities' unrealized losses, $456 million or 91% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $47 million or 9% of the Company's total fixed maturities unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2006 over 2005 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $35 million or 7% of the Company's unrealized losses. These were spread across 199 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $365 million or 73% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,754 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $107 million or 21% of the total unrealized losses for fixed maturities. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. The industry sectors with the largest unrealized losses on securities with a fair value below 95% of the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security's amortized cost were the electric utilities ($10 million), building products ($8 million), manufacturing ($5 million) and banking ($5 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $68 million or 14% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 555 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced at or greater than 95% of the security's amortized cost represented $61 million or 90% of the total unrealized losses on mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $29 million or 6% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 321 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 21% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2006, 2005 and 2004 are as follows (in millions):

                                                              2006    2005    2004
                                                              -----   -----   ----
Net unrealized investment gains, beginning of the year......  $ 231   $ 653   $590
                                                              -----   -----   ----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (217)   (578)    51
     Less: Reclassification adjustments for (losses) gains
       included in net income...............................     (1)     60     57
                                                              -----   -----   ----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (216)   (638)    (6)
Impact of net unrealized investment (losses) gains on:
  DAC.......................................................     55     201     62
  Policyholders' account balances and future policy
     benefits...............................................      4     (10)    (7)
  Other assets (deferred sales inducements).................      3      25     14
                                                              -----   -----   ----
Change in net unrealized investment (losses) gains..........   (154)   (422)    63
                                                              -----   -----   ----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $  77   $ 231   $653
                                                              =====   =====   ====

     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of $(117) million, $(311) million and $27 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of less than $(1) million, $32 million and $31 million, respectively.

     DAC in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $29 million, $108 million and $33 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense (benefit) of $2 million, $(5) million and $(4) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $2 million, $14 million, and $7 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Deferred annuities..........................................  $23,243   $21,388
Universal life contracts....................................   17,549    16,597
Unearned revenue liability..................................      245       192
Other.......................................................      272       236
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $41,309   $38,413
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2006:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 8.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.10% to 6.35%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006     2005
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $1,055   $  961
  Other life................................................      66       54
                                                              ------   ------
       Total life insurance.................................   1,121    1,015
Individual and group payout annuities.......................     966      445
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $2,087   $1,460
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2006:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon best      3.80% - 7.50%   Net level premium
  Taiwan business-                          estimates at time                    reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual and group payout annuities       Based upon best      4.30% - 9.50%   Present value of
                                            estimates at time                    expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2006 and 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2006 and 2005 for GMDB and GMAB ($ in millions):

                                                                     2006
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,962            $1,281            $13,456
Net amount at risk..........................      $   16            $    1            $   177
Average attained age of contractholders.....          56                --                 56

                                                                     2005
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,517             $839             $12,758
Net amount at risk..........................      $   32             $  2             $   332
Average attained age of contractholders.....          56               --                  56

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits in the accompanying Consolidated Balance Sheet (in millions):

                                                              GMDB   GMAB   TOTALS
                                                              ----   ----   ------
Balance at January 1, 2004..................................  $29    $ 2     $31
  Incurred guarantee benefits...............................    1      1       2
  Paid guarantee benefits...................................   (7)    --      (7)
                                                              ---    ---     ---
Balance at December 31, 2004................................   23      3      26
  Incurred guarantee benefits...............................   12      6      18
  Paid guarantee benefits...................................   (5)    --      (5)
                                                              ---    ---     ---
Balance at December 31, 2005................................   30      9      39
  Incurred guarantee benefits...............................    4     (2)      2
  Paid guarantee benefits...................................   (3)    --      (3)
                                                              ---    ---     ---
BALANCE AT DECEMBER 31, 2006................................  $31    $ 7     $38
                                                              ===    ===     ===

     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006 and 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.02% to 7.24% for 2006 and 7.10% to 7.34% for 2005.

     - Volatility assumption was 14.58% for 2006 and 15.3% for 2005.

     - For 2006, mortality was assumed to be 93% of the A2000 table. For 2005, the mortality assumption was a 50/50 blend of the 1994 GMDB table and the 1983 Basic "A" table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 0% to 18%, with an average of 8% for 2006, and 1% to 21%, with an average of 6% for 2005.

     - Discount rates ranged from 6.01% to 7.61% for 2006 and 4.93% to 7.61% for 2005.

     GMABs are considered to be derivatives under SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", and are recognized at fair value through earnings.

     The following table presents the aggregate fair value of assets at December 31, 2006 and 2005 , by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                         2006              2005
                                                   ----------------   --------------
INVESTMENT FUND OPTION:                             GMDB      GMAB     GMDB     GMAB
-----------------------                            -------   ------   -------   ----
Equity...........................................  $ 8,897   $  918   $ 7,403   $567
Fixed income.....................................    2,413      173     2,306    132
Balanced.........................................    1,830      110     1,651     70
Other............................................    4,278       80     4,914     70
                                                   -------   ------   -------   ----
  TOTAL..........................................  $17,418   $1,281   $16,274   $839
                                                   =======   ======   =======   ====

  SOP 03-01 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-01 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's Individual Life contracts, SOP 03-01 primarily affects universal life policies with cost of insurance (COI) charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-01 liability for individual life products reflected in the general account in future policy benefits at December 31, 2006 and 2005 (in millions).

                                                              2006   2005
                                                              ----   ----
Beginning balance...........................................  $15    $12
Net liability increase......................................    8      3
                                                              ---    ---
Ending balance..............................................  $23    $15
                                                              ===    ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2006 and 2005 are as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Registered..................................................  $16,204   $13,857
Non-registered..............................................      375       133
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $16,579   $13,990
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,978   $2,437   $2,180
  Reclassification due to adoption of SOP 03-01............      --       --     (156)
  Current year additions...................................     593      572      586
  Amortized during year....................................    (345)    (340)    (268)
  Adjustment for change in unrealized investment gains.....      84      309       95
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $3,310   $2,978   $2,437
                                                             ======   ======   ======

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to other assets.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Balance at beginning of year................................  $230   $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --     --    156
  Current year additions....................................    37     30     35
  Amortized during year.....................................   (44)   (34)   (17)
  Adjustment for change in unrealized investment gains......     5     39     21
                                                              ----   ----   ----
  BALANCE AT END OF YEAR....................................  $228   $230   $195
                                                              ====   ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Current:
  Federal...................................................  $ 84   $119   $ 85
  State and local...........................................     1      3      2
  Foreign...................................................     1     --     --
                                                              ----   ----   ----
                                                                86    122     87
Deferred:
  Federal...................................................    52     16     63
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $138   $150
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2006 and 2005 are as follows (in millions):

                                                              2006    2005
                                                              ----   ------
Deferred tax assets:
  Future policyholder benefits..............................  $623   $  606
  Employee and agents benefits..............................    62       71
  Other.....................................................     1        9
                                                              ----   ------
     Gross deferred tax assets..............................   686      686
                                                              ----   ------
Deferred tax liabilities:
  DAC.......................................................   952      836
  Investments...............................................    44      188
  Other.....................................................    --        3
                                                              ----   ------
     Gross deferred tax liabilities.........................   996    1,027
                                                              ----   ------
       NET DEFERRED TAX LIABILITY...........................  $310   $  341
                                                              ====   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2006, 2005 and 2004:

                                                              2006   2005   2004
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (4.9)  (3.8)  (1.9)
Other.......................................................  (0.3)   0.8   (0.3)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  29.8%  32.0%  32.8%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2006 and 2005, the Company had recorded an income tax receivable from New York Life of $5 million and $18 million, respectively, included in other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 69% and 64% of the reinsurance ceded to non-affiliates at December 31, 2006 and 2005, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $3 million for December 31, 2006 and $0 million December 31, 2005 and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $3 million and $0 million for December 31, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2006 and 2005, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fees-universal life and annuity policies ceded.............  $  341   $  387   $   --
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  210   $  266   $   --
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  130   $  117   $   --
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $5,238   $5,020   $4,779
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,089   $4,821   $4,535
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                               2006    2005    2004
                                                              ------   ----   ------
Amounts recoverable from reinsurers.........................  $1,055   $961   $1,021
Premiums ceded..............................................     158    127      130
Benefits ceded..............................................      81     69       81

     The effects of all reinsurance for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Premiums:
  Direct...................................................  $  723   $  265   $  171
  Assumed..................................................       1        1        1
  Ceded....................................................    (159)    (128)    (143)
                                                             ------   ------   ------
Net premiums...............................................  $  565   $  138   $   29
                                                             ======   ======   ======
Fees-universal life and annuity policies ceded.............  $  509   $  530   $  111
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  214   $  276   $    4
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  350   $  312   $  221
                                                             ======   ======   ======
Increase in ceded liabilities for future policyholder
  benefits.................................................  $    8   $   10   $    7
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $6,432   $6,090   $5,935
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,114   $4,844   $4,553
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options, interest rate swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures effectiveness to the equity exposure being hedged. For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment (losses) gains, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     The Company had no fair value hedges for the years ended December 31, 2006 and 2005. For the years ended December 31, 2006 and 2005, there were no net investment (losses) gains related to the ineffectiveness portion of fair value hedges.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     The ineffectiveness portion of cash flow hedges was less than $1 million for the year ended December 31, 2006. There was no ineffectiveness for the year ended December 31, 2005 and 2004. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows.

     For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment (losses) gains. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $242 million and $187 million at December 31, 2006 and 2005, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 7    $ 8    $10
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (7)    (1)    (2)
Losses (gains) reclassified to net income...................    4     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 4    $ 7    $ 8
                                                              ===    ===    ===

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment (losses) gains. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment (losses) gains. The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2006 and 2005.

     The estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2006 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING HEDGES

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment (losses) gains. The notional value of derivatives that do not qualify for hedge accounting treatment was $12,223 million and $8,550 million at December 31, 2006 and 2005, respectively. For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment (losses) in the accompanying Consolidated Statement of Income $(6) million, $(3) million and $(22) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment (losses) gains. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2006 and 2005, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2006 and 2005, $971 million and $746 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2006 and 2005, the Company recorded cash collateral received under these agreements of $1,011 million and $765 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $0 million and $9 million at December 31, 2006 and 2005, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2006 and 2005, the Company had agreements to purchase and resell securities totaling $377 million and $286 million at an average coupon rate of 5.26% and 4.21%, respectively. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. At December 31, 2005, the Company had agreements to sell and repurchase securities totaling $154 million at an average coupon rate of 5.45%. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $661 million, $629 million and $616 million for the years ended December 31, 2006, 2005 and 2004, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2006, 2005 and 2004. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2006, 2005 and 2004, the total

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

cost for these services amounted to $40 million, $37 million and $31 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2006, 2005 and 2004 of $15 million, $13 million, and $11 million, respectively.

     At December 31, 2006 and 2005, the Company had a net liability of $239 million and $194 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2006 and 2005, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,240 million and $4,005 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.45%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2006 and 2005, the amount of outstanding reserves on these contracts included in future policy benefits was $183 million and $182 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $92 million, $86 million and $94 million, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2006 or December 31, 2005.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2006 and 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. The interest expense was less than $1 million for 2004.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2006 and 2005 there was no outstanding balance due to Capital Corporation. Interest expense for 2006, 2005 and 2004 was $5 million, $2 million, and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2006 and 2005, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $14 million, $17 million and $15 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, the Company recorded liabilities of approximately $2,135 million and $1,968 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, policyholders' account balances and separate account liabilities related to these policies aggregated $305 million and $274 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2006, 2005 and 2004, the Company incurred commission and fee expense to NYLINK agents of $6 million, $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $78 million, $85 million and $98 million during 2006, 2005 and 2004, respectively.

     Total interest paid was $18 million, $19 million and $10 million during 2006, 2005 and 2004, respectively.

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
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Non-cash investing transactions were $35 million, $13 million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2006 and 2005, statutory stockholder's equity was $2,324 million and $2,157 million, respectively. Statutory net income for the years ended December 31, 2006, 2005 and 2004 was $252 million, $231 million and $224 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. As of December 31, 2006, the Company declared and paid a $12 million dividend to its sole shareholder New York Life. No dividend was paid or declared in 2005 and 2004. As of December 31, 2006, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $889 million. The maximum amount of dividends that may be paid in 2007 without prior approval is $248 million.

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

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 21, 2007

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